UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Semiannual report
2|28|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing in stocks of companies that are headquartered in emerging markets across Asia, Latin America, South America, Eastern Europe, the Middle East, and Africa.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an over-reliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. A higher level of domestic consumer spending has been a source of more sustainable growth, because it is less dependent on conditions in other markets.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth- or value-style investing.

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

Daniel Graña

Daniel, how did the fund perform over its most recent semiannual period?

For the six-months ended February 28, 2011, Putnam Emerging Markets Equity Fund’s class A shares returned 17.11%, outperforming both the 14.95% advance of its benchmark, the MSCI Emerging Markets Index (ND), and the 13.80% average increase of its Lipper peers.

What strategies helped the fund outperform its benchmark and Lipper peers?

This was a six-month period when country, sector, and stock selection all contributed favorably to performance. From a country perspective, the portfolio’s overweight to Russia and underweight to India helped performance. From a sector perspective, avoiding defensive stocks such as utilities and consumer staples proved positive, while being overweight in capital goods also contributed.

How would you describe the investment environment for emerging markets during the past six months?

Despite turmoil in North Africa and the Middle East and inflation fears throughout the world, emerging-market equities continued to post double-digit returns, driven by renewed investor confidence, strong fundamentals, and still-attractive valuations. Much has been written about inflation fears in China, which has been slow to hike interest rates to rein in growth. However, I do believe that food prices have peaked and lending has slowed in China, calming inflation concerns.

Economic growth, while slowing throughout emerging markets, remains much stronger than in developed markets. For example, China’s growth is likely to be 9% this year, down slightly from more than 10% in 2010. Brazil’s 2011 growth forecast is 5%, down from 7.5% in 2010. In addition, emerging-market

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

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companies posted greater growth and were generally more profitable than their developed market counterparts. In comparison, economic growth in the United States, Europe, and Japan remains in the low single-digits, if they are growing at all.

Moreover, emerging-market countries generally have low levels of government and consumer debt, and have few credit or real estate bubbles to unwind. Eastern Europe is an exception, but this region is a small part of our investment universe.

What impact have the uprisings in Egypt and Libya had on the fund?

In terms of the fund’s portfolio, the Middle East countries in the midst of the turmoil are insignificant. The portfolio is not invested in Egypt. The reason why the political turmoil matters is that the instability has taken place in an oil-rich region. This has caused oil prices to rise, which threatens to slow the global economic recovery. Higher oil prices act as a tax on consumers. Many emerging-market companies are tied to the economic strength of the United States and other developed countries. Some emerging market countries, such as oil-producing Russia, actually benefit from higher oil prices. Others, such as India, do not. India is a very large net importer of energy and is suffering inflationary pressures with higher oil prices.

What are some examples of holdings that contributed positively to performance?

Our best-performing holding was an overweight to Kia Motors. With its improved quality and brand recognition, the South Korea-based Kia has gained market share in both the United States and in emerging markets, where the company is much better positioned than its Japanese competitors. Another strong overweight holding was Sberbank of Russia, one of the country’s leading banks. Because it has already created significant reserves for problem loans, it is likely to post strong earnings growth going forward. Like the rest of Eastern Europe, Russia was more negatively affected by the financial crisis than other emerging markets. A third stock story is

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

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TSRC, a Taiwanese petrochemical company that produces synthetic rubber. We were overweight TSRC, and as demand for autos in emerging markets increased, the demand for rubber rose, and the company’s stock price appreciated. Supply constraints on both the production of synthetic and natural rubber also have helped the TSRC story. This holding was sold for a profit before period-end.

Which holdings detracted from performance?

The largest detractor was an out-of-benchmark holding, Lanco Infratech, a developer of power plants in India. The company’s shares underperformed, largely due to falling power prices, higher finance costs, and concerns about limited coal supply. Another out-of-benchmark detractor was Bank Pembangunan Daerah Jawa, a financial institution in Indonesia that was adversely affected by investor concerns about inflation in that country. Both stocks were sold from the portfolio.

The fund’s overweight position in Mobile Telesystems, a communications company based in Russia, also held back performance. We expected that Mobile Telesystems would benefit from the reaccelerating Russian economy. The valuation was attractive, but investors became concerned that the company would make acquisitions that would hurt the stock price.

Given the changes that occurred around the world during the period, what strategic shifts did you make to the portfolio?

During the fourth quarter 2010, we began to anticipate that commodity prices would be heading higher. We saw convincing signs of life in the U.S. economy, and we saw that the European debt crisis, although not solved, was

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

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being contained. With the Federal Reserve’s policy of devaluing the dollar and with commodities priced in dollars, we began to emphasize holdings, including energy stocks, that would benefit from this environment. We also began to see signs that inflation may be peaking in China, so we decided to start investing in companies that would benefit from the end of tightening, such as banks and cement stocks. We added to interest-rate-sensitive stocks in Brazil, such as retailers and homebuilders, because we believe the country’s tighter monetary policy is nearing an end. We have also added to domestic Russian companies, including banks, because we think that higher oil prices will benefit them.

You cover an enormous geographical territory in terms of stocks that you can consider. Give us a peek inside your investment process.

This is a labor-intensive process. We do not invest in any company unless we have met with its management. We undertake frequent visits to countries because we want to see the business environment for ourselves. And we do not just visit the major economic centers of the country. We will go to second-and third-tier cities to get a better sense of what is going on. We have analysts who look at companies on an individual basis, and I evaluate an investment from a top-down perspective. I spend a great deal of time traveling to regions, getting to know the politics, and comparing and contrasting where the countries are in their economic cycle.

What is your outlook for the fund and emerging markets?

I am still positive for most emerging markets. After underperforming in 2010, I believe that Brazil and China are poised to do well because their governments are reaching the end of policies designed to slow the economy. As I have mentioned, Russia should continue to benefit from rising oil prices. However, we are not bullish on India, where we think stock prices are too high and where the economy

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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will continue to be hurt by high oil prices. We are also underweight in South Africa, which is a very defensive, slow-growth market. We do not believe that it is time to be defensive in this market.

The quality gap between emerging-market companies and their developed market peers is quickly narrowing. Increasingly, emerging-market companies are not just supplying the widgets that go into a finished product, which was the case 20 years ago. Today, these companies are able to stand alone against their developed-market peers. As a result, I believe that the long-term story for emerging markets remains intact. As we gain further distance from the financial crisis of 2008, the long-term attractiveness of emerging markets will continue to drive investment dollars into this asset class.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Oil prices have surged in the past several months, pushed higher by political strife in Egypt and Libya and rising demand from around the globe. A barrel of Brent crude oil jumped to $111.80 on February 28, 2011, from $82.31 at the end of September 2010. With the United States showing signs of economic growth, the concern is that rising oil prices could tip the economy back into recession. If oil remains elevated for an extended period of time, consumer spending — the primary engine of GDP growth — could be significantly reduced. A more manageable price for oil today is generally considered to be between $90 and $100. This is not the first time in recent years that oil prices have exhibited significant price swings. In early July 2008, oil peaked at $146.08, but the global economic slowdown diminished worldwide demand for oil, knocking down the price to a low of $36.61 by late December of that year.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	36.68%	28.83%	34.33%	31.33%	34.33%	34.33%	35.14%	30.45%	35.89%	37.57%
Annual average	13.82	11.06	13.00	11.95	13.00	13.00	13.29	11.64	13.55	14.13

1 year	21.01	14.06	20.12	15.11	20.15	19.15	20.34	16.14	20.75	21.21

6 months	17.11	10.41	16.75	11.75	16.78	15.78	16.87	12.81	17.07	17.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

	MSCI Emerging	Lipper Emerging Markets Funds
	Markets Index (ND)	category average*

Life of fund	50.35%	47.83%
Annual average	18.41	17.35

1 year	20.91	19.76

6 months	14.95	13.80

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/11, there were 426, 392, and 320 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.139		$0.139	$0.139	$0.139		$0.139	$0.139

Capital gains — Short-term	0.658		0.658	0.658	0.658		0.658	0.658

Total	$0.797		$0.797	$0.797	$0.797		$0.797	$0.797

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$11.19	$11.87	$11.07	$11.05	$11.11	$11.51	$11.16	$11.23

2/28/11	12.31	13.06	12.13	12.11	12.19	12.63	12.27	12.38

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	42.90%	34.69%	40.31%	37.31%	40.32%	40.32%	41.24%	36.33%	41.98%	43.91%
Annual average	15.31	12.62	14.47	13.49	14.48	14.48	14.78	13.17	15.02	15.64

1 year	17.00	10.32	16.18	11.18	16.21	15.20	16.48	12.43	16.67	17.30

6 months	9.52	3.25	9.05	4.05	9.06	8.06	9.26	5.44	9.29	9.65

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.77%	2.52%	2.52%	2.27%	2.02%	1.52%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.18%	2.93%	2.93%	2.68%	2.43%	1.93%

Annualized expense ratio for the six-month period
ended 2/28/11	1.71%	2.46%	2.46%	2.21%	1.96%	1.46%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$9.21	$13.22	$13.22	$11.88	$10.55	$7.87

Ending value (after expenses)	$1,171.10	$1,167.50	$1,167.80	$1,168.70	$1,170.70	$1,173.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.55	$12.28	$12.28	$11.03	$9.79	$7.30

Ending value (after expenses)	$1,016.31	$1,012.60	$1,012.60	$1,013.84	$1,015.08	$1,017.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is an unmanaged index of equity securities from emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

15

The fund’s portfolio 2/28/11 (Unaudited)

COMMON STOCKS (97.6%)*	Shares	Value

Airlines (1.3%)
Aeroflot — Russian Airlines OJSC (Russia)	153,639	$384,098

Turk Hava Yollari (Turkey) †	109,189	306,160

		690,258
Automotive (2.8%)
Kia Motors Corp. (South Korea)	17,129	874,383

Sinotruk Hong Kong, Ltd. (China)	233,000	223,671

Tata Motors, Ltd. (India)	16,366	393,356

		1,491,410
Banking (14.3%)
Banco Bradesco SA ADR (Brazil)	77,727	1,521,895

China Construction Bank Corp. (China)	683,000	599,154

Chongqing Rural Commercial Bank Co., Ltd. (China) †	299,000	233,391

Grupo Financiero Banorte SAB de CV (Mexico)	90,066	408,606

Industrial and Commercial Bank of China, Ltd. (China)	2,204,000	1,697,712

Industrial Bank of Korea (IBK) (South Korea)	37,710	566,077

Kasikornbank PCL NVDR (Thailand)	99,500	385,287

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	916,000	491,196

Sberbank OJSC (Russia)	479,127	1,696,110

		7,599,428
Basic materials (1.0%)
African Rainbow Minerals, Ltd. (South Africa)	17,425	527,187

		527,187
Beverage (1.2%)
Synergy Co. (Russia) †	14,716	629,400

		629,400
Chemicals (2.4%)
Formosa Chemicals & Fibre Corp. (Taiwan)	111,000	379,029

Silvinit OJSC (Russia) †	464	476,189

Vale Fertilizantes SA (Preference) (Brazil) †	38,900	414,382

		1,269,600
Coal (0.7%)
PT Adaro Energy Tbk (Indonesia)	1,405,000	392,836

		392,836
Commercial and consumer services (1.3%)
Imperial Holdings, Ltd. (South Africa)	21,061	339,082

KOC Holding AS (Turkey)	79,991	335,434

		674,516
Communications equipment (0.7%)
Wistron NeWeb Corp. (Taiwan)	105,000	346,822

		346,822
Computers (1.0%)
Wistron Corp. (Taiwan)	307,421	548,441

		548,441
Construction (3.1%)
BBMG Corp. (China)	181,500	242,644

China National Building Material Co., Ltd. (China)	232,000	573,817

China National Materials Co., Ltd. (China)	593,000	508,382

Siam Cement PCL NVDR (Thailand)	33,500	342,998

		1,667,841

16

COMMON STOCKS (97.6%)* cont.	Shares	Value

Consumer finance (0.9%)
African Bank Investments, Ltd. (South Africa)	95,004	$487,217

		487,217
Electrical equipment (1.9%)
SeenTec Co., Ltd. (South Korea)	38,309	385,341

Sun King Power Electronics Group. (China) †	1,224,000	273,902

Yingli Green Energy Holding Co., Ltd. ADR (China) †	31,400	362,356

		1,021,599
Electronics (10.4%)
Asustek Computer, Inc. (Taiwan)	43,000	392,185

AU Optronics Corp. (Taiwan) †	354,000	322,479

Hon Hai Precision Industry Co., Ltd. (Taiwan)	279,520	1,029,367

Hynix Semiconductor, Inc. (South Korea) †	23,480	592,104

LG Display Co., Ltd. (South Korea)	19,450	619,252

Radiant Opto-Electronics Corp. (Taiwan)	147,350	328,642

Samsung Electronics Co., Ltd. (South Korea)	2,395	1,968,498

Woongjin Energy Co., Ltd. (South Korea) †	20,310	276,552

		5,529,079
Engineering and construction (0.9%)
KEPCO Engineering & Construction Co., Inc. (South Korea)	6,937	503,009

		503,009
Financial (2.1%)
First Financial Holding Co., Ltd. (Taiwan)	618,000	506,955

KB Financial Group, Inc. (South Korea)	7,069	346,471

Yuanta Financial Holding Co., Ltd. (Taiwan)	364,000	250,704

		1,104,130
Food (2.0%)
Companhia Brasileira de Distribuicao Grupo Pao de Acucar
ADR (Preference) (Brazil)	14,025	528,883

Cosan SA Industria e Comercio (Brazil)	33,190	518,270

		1,047,153
Household furniture and appliances (0.8%)
M Video OJSC (Russia) †	45,508	427,775

		427,775
Insurance (1.4%)
Ping An Insurance (Group) Co. of China, Ltd. (China)	70,000	722,205

		722,205
Machinery (1.8%)
BHI Co., Ltd. (South Korea)	19,737	336,083

China High Precision Automation Group, Ltd. (China)	263,000	202,915

Doosan Heavy Industries and Construction Co., Ltd.
(South Korea)	6,440	395,290

		934,288
Metals (8.8%)
AngloGold Ashanti, Ltd. (South Africa)	7,455	362,554

Grupo Mexico SAB de CV Ser. B (Mexico)	127,956	487,665

Mechel ADR (Russia)	12,298	374,228

Real Gold Mining, Ltd. (China) †	283,000	430,157

Sterlite Industries (India), Ltd. (India)	63,294	231,184

Sterlite Industries (India), Ltd. ADR (India)	22,180	326,933

Vale SA ADR (Preference) (Brazil)	41,614	1,247,172

Vale SA ADR (Brazil)	35,628	1,219,546

		4,679,439

17

COMMON STOCKS (97.6%)* cont.	Shares	Value

Oil and gas (14.8%)
Cairn Energy PLC (United Kingdom) †	65,781	$457,051

CNOOC, Ltd. (China)	356,000	811,771

Lukoil OAO ADR (Russia)	21,624	1,529,898

OGX Petroleo e Gas Participacoes SA (Brazil) †	80,770	943,870

Petroleo Brasileiro SA ADR (Brazil)	40,482	1,612,398

Petroleo Brasileiro SA ADR (Preference) (Brazil)	43,399	1,526,343

SK Innovation Co., Ltd. (South Korea)	3,242	505,562

Tullow Oil PLC (United Kingdom)	22,641	528,913

		7,915,806
Power producers (1.8%)
China Power New Energy Development Co., Ltd. (China) †	5,830,000	503,477

China WindPower Group, Ltd. (China) †	5,020,000	477,933

		981,410
Real estate (6.1%)
Aliansce Shopping Centers SA (Brazil)	39,600	290,029

C C Land Holdings, Ltd. (China)	992,000	331,633

Huaku Development Co., Ltd. (Taiwan)	160,000	476,472

LSR Group OJSC GDR (Russia) †	54,418	541,459

PDG Realty SA Empreendimentos e Participacoes (Brazil)	189,508	1,034,984

Rossi Residencial SA (Brazil)	72,087	558,713

		3,233,290
Retail (5.0%)
BR Malls Participacoes SA (Brazil)	67,932	646,913

Hyundai Department Store Co., Ltd. (South Korea)	3,396	366,960

JD Group, Ltd. (South Africa)	62,712	468,942

Lojas Renner SA (Brazil)	17,368	532,185

PCD Stores, Ltd. (China)	1,254,000	345,937

Shinsegae Co., Ltd. (South Korea)	1,426	315,575

		2,676,512
Semiconductor (2.8%)
Advanced Semiconductor Engineering Inc. (Taiwan)	442,000	499,766

Jusung Engineering Co., Ltd. (South Korea) †	12,065	195,184

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	337,889	807,783

		1,502,733
Software (2.0%)
AsiaInfo-Linkage, Inc. (China) †	27,134	552,177

Tencent Holdings, Ltd. (China)	20,200	538,055

		1,090,232
Technology services (0.6%)
Perfect World Co., Ltd. ADR (China) †	15,600	331,032

		331,032
Telecommunications (3.0%)
Bharti Airtel, Ltd. (India)	48,205	353,471

China Mobile, Ltd. (China)	45,500	429,316

Mobile Telesystems ADR (Russia)	44,338	834,885

		1,617,672
Trucks and parts (0.7%)
Hyundai Mobis (South Korea)	1,619	378,869

		378,869

Total common stocks (cost $48,679,850)		$52,021,189

18

INVESTMENT COMPANIES (2.1%)*	Shares	Value

iShares MSCI Emerging Markets Index Fund	24,741	$1,132,890

Total investment companies (cost $1,174,440)		$1,132,890

TOTAL INVESTMENTS

Total investments (cost $49,854,290)		$53,154,079

Key to holding’s abbreviations

ADR	American Depository Receipts
GDR	Global Depository Receipts
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $53,290,881.

† Non-income-producing security.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Brazil	23.7%	United States	2.1%

China	19.5	United Kingdom	1.8

South Korea	16.2	Mexico	1.7

Russia	13.0	Indonesia	1.7

Taiwan	11.1	Thailand	1.4

South Africa	4.1	Turkey	1.2

India	2.5	Total	100.0%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

19

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,435,856	$2,708,211	$—

Capital goods	362,356	2,475,409	—

Communication services	834,885	782,787	—

Consumer cyclicals	2,750,331	2,519,882	—

Consumer staples	1,676,553	—	—

Energy	6,598,473	1,710,169	—

Financials	6,539,013	6,607,257	—

Technology	883,209	8,465,130	—

Transportation	690,258	—	—

Utilities and power	—	981,410	—

Total common stocks	25,770,934	26,250,255	—

Investment companies	1,132,890	—	—

Totals by level	$26,903,824	$26,250,255	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $49,854,290)	$53,154,079

Cash	20,335

Foreign currency (cost $272,216) (Note 1)	268,594

Dividends and other receivables	90,147

Receivable for shares of the fund sold	91,872

Receivable for investments sold	914,735

Total assets	54,539,762

LIABILITIES

Payable for investments purchased	1,082,799

Payable for shares of the fund repurchased	31,178

Payable for compensation of Manager (Note 2)	21,261

Payable for investor servicing fees (Note 2)	13,783

Payable for custodian fees (Note 2)	35,843

Payable for Trustee compensation and expenses (Note 2)	2,078

Payable for administrative services (Note 2)	193

Payable for distribution fees (Note 2)	21,256

Other accrued expenses	40,490

Total liabilities	1,248,881

Net assets	$53,290,881

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$47,146,296

Accumulated net investment loss (Note 1)	(252,835)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	3,098,794

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,298,626

Total — Representing net assets applicable to capital shares outstanding	$53,290,881

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($40,170,247 divided by 3,262,614 shares)	$12.31

Offering price per class A share (100/94.25 of $12.31)*	$13.06

Net asset value and offering price per class B share ($3,228,281 divided by 266,163 shares)**	$12.13

Net asset value and offering price per class C share ($2,467,488 divided by 203,762 shares)**	$12.11

Net asset value and redemption price per class M share ($570,726 divided by 46,811 shares)	$12.19

Offering price per class M share (100/96.50 of $12.19)*	$12.63

Net asset value, offering price and redemption price per class R share
($51,197 divided by 4,172 shares)	$12.27

Net asset value, offering price and redemption price per class Y share
($6,802,942 divided by 549,304 shares)	$12.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

21

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $30,255)	$283,637

Interest (including interest income of $620 from investments in affiliated issuers) (Note 5)	620

Total investment income	284,257

EXPENSES

Compensation of Manager (Note 2)	220,985

Investor servicing fees (Note 2)	77,887

Custodian fees (Note 2)	36,151

Trustee compensation and expenses (Note 2)	1,851

Administrative services (Note 2)	449

Distribution fees — Class A (Note 2)	45,412

Distribution fees — Class B (Note 2)	14,623

Distribution fees — Class C (Note 2)	9,508

Distribution fees — Class M (Note 2)	1,760

Distribution fees — Class R (Note 2)	77

Auditing	30,771

Other	16,285

Fees waived and reimbursed by Manager (Note 2)	(37,886)

Total expenses	417,873

Expense reduction (Note 2)	(201)

Net expenses	417,672

Net investment loss	(133,415)

Net realized gain on investments (net of foreign tax of $22,355) (Notes 1 and 3)	4,127,317

Net realized loss on foreign currency transactions (Note 1)	(116,398)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(310)

Net unrealized appreciation of investments during the period	2,141,578

Net gain on investments	6,152,187

Net increase in net assets resulting from operations	$6,018,772

The accompanying notes are an integral part of these financial statements.

22

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income (loss)	$(133,415)	$81,150

Net realized gain on investments and foreign
currency transactions	4,010,919	3,264,670

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,141,268	(881,465)

Net increase in net assets resulting from operations	6,018,772	2,464,355

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(93,679)

Class B	—	(419)

Class C	—	(1,250)

Class M	—	(630)

Class R	—	(13)

Class Y	—	(15,881)

Net realized short-term gain on investments

Class A	(1,907,120)	(901,398)

Class B	(160,854)	(90,616)

Class C	(106,279)	(28,482)

Class M	(23,327)	(14,365)

Class R	(1,383)	(433)

Class Y	(326,876)	(116,551)

From net realized long-term gain on investments
Class A	(402,872)	—

Class B	(33,980)	—

Class C	(22,451)	—

Class M	(4,927)	—

Class R	(293)	—

Class Y	(69,051)	—

Redemption fees (Note 1)	4,423	11,650

Increase from capital share transactions (Note 4)	14,667,301	14,298,371

Total increase in net assets	17,631,083	15,510,659

NET ASSETS

Beginning of period	35,659,798	20,149,139

End of period (including accumulated net investment
loss of $252,835 and distributions in excess of net
investment income of $119,420, respectively)	$53,290,881	$35,659,798

* Unaudited

The accompanying notes are an integral part of these financial statements.

23

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)

Class A
February 28, 2011**	$11.19	(.03)	1.95	1.92	—	(.80)	(.80)	— [e]	$12.31	17.11 *	$40,170	.85*	(.25)*	80*
August 31, 2010	10.32	.04	1.31	1.35	(.05)	(.43)	(.48)	— [e]	11.19	13.09	27,796	1.77	.31	212
August 31, 2009†	10.00	.08	.23	.31	—	—	—	.01	10.32	3.20 *	15,707	1.72*	.94*	147*

Class B
February 28, 2011**	$11.07	(.08)	1.94	1.86	—	(.80)	(.80)	— [e]	$12.13	16.75 *	$3,228	1.22*	(.62)*	80*
August 31, 2010	10.25	(.06)	1.31	1.25	— [e]	(.43)	(.43)	— [e]	11.07	12.25	2,194	2.52	(.49)	212
August 31, 2009†	10.00	.02	.22	.24	—	—	—	.01	10.25	2.50 *	1,909	2.41*	.20*	147*

Class C
February 28, 2011**	$11.05	(.08)	1.94	1.86	—	(.80)	(.80)	— [e]	$12.11	16.78 *	$2,467	1.22*	(.63)*	80*
August 31, 2010	10.25	(.04)	1.29	1.25	(.02)	(.43)	(.45)	— [e]	11.05	12.22	1,295	2.52	(.34)	212
August 31, 2009†	10.00	.01	.23	.24	—	—	—	.01	10.25	2.50 *	370	2.41*	.05*	147*

Class M
February 28, 2011**	$11.11	(.06)	1.94	1.88	—	(.80)	(.80)	— [e]	$12.19	16.87 *	$571	1.10*	(.51)*	80*
August 31, 2010	10.27	(.02)	1.31	1.29	(.02)	(.43)	(.45)	— [e]	11.11	12.59	362	2.27	(.20)	212
August 31, 2009†	10.00	.04	.22	.26	—	—	—	.01	10.27	2.70 *	281	2.18*	.41*	147*

Class R
February 28, 2011**	$11.16	(.05)	1.96	1.91	—	(.80)	(.80)	— [e]	$12.27	17.07 *	$51	.97*	(.42)*	80*
August 31, 2010	10.29	.02	1.29	1.31	(.01)	(.43)	(.44)	— [e]	11.16	12.81	22	2.02	.20	212
August 31, 2009†	10.00	.06	.23	.29	—	—	—	— [e]	10.29	2.90 *	10	1.95*	.78*	147*

Class Y
February 28, 2011**	$11.23	(.02)	1.97	1.95	—	(.80)	(.80)	— [e]	$12.38	17.33 *	$6,803	.72*	(.13)*	80*
August 31, 2010	10.35	.07	1.30	1.37	(.06)	(.43)	(.49)	— [e]	11.23	13.29	3,990	1.52	.59	212
August 31, 2009†	10.00	.11	.23	.34	—	—	—	.01	10.35	3.50 *	1,871	1.49*	1.19*	147*

* Not annualized.

** Unaudited.

† For the period September 29, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2011	0.08%

August 30, 2010	0.46

August 31, 2009	4.57

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

24	25

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing in a portfolio primarily consisting of common stocks of small and midsized developing (also known as emerging) markets companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

26

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the

27

participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2011 $119,420 of losses recognized during the period from November 1, 2009 to August 31, 2010.

The aggregate identified cost on a tax basis is $50,009,513, resulting in gross unrealized appreciation and depreciation of $5,097,335 and $1,952,769, respectively, or net unrealized appreciation of $3,144,566.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion,
0.845%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s

28

annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.46% of the fund’s average net assets before a decrease of $273 (less than 0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $37,886 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $201 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $33, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

29

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,616 and $41 from the sale of class A and class M shares, respectively, and received $2,471 and $12 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $48,835,798 and $36,811,529, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	958,886	$12,314,127	1,682,781	$19,202,011

Shares issued in connection with
reinvestment of distributions	179,060	2,209,605	87,961	978,124

	1,137,946	14,523,732	1,770,742	20,180,135

Shares repurchased	(360,425)	(4,544,412)	(808,079)	(9,019,327)

Net increase	777,521	$9,979,320	962,663	$11,160,808

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	103,119	$1,303,454	173,329	$1,956,741

Shares issued in connection with
reinvestment of distributions	14,822	180,379	8,074	89,301

	117,941	1,483,833	181,403	2,046,042

Shares repurchased	(49,985)	(623,303)	(169,467)	(1,920,566)

Net increase	67,956	$860,530	11,936	$125,476

	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	99,378	$1,247,947	107,913	$1,226,523

Shares issued in connection with
reinvestment of distributions	9,721	118,104	2,657	29,327

	109,099	1,366,051	110,570	1,255,850

Shares repurchased	(22,459)	(282,197)	(29,585)	(327,002)

Net increase	86,640	$1,083,854	80,985	$928,848

30

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	15,137	$191,932	24,398	$280,607

Shares issued in connection with
reinvestment of distributions	2,233	27,315	1,348	14,937

	17,370	219,247	25,746	295,544

Shares repurchased	(3,186)	(40,022)	(20,458)	(225,390)

Net increase	14,184	$179,225	5,288	$70,154

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	2,028	$25,787	968	$10,707

Shares issued in connection with
reinvestment of distributions	136	1,676	40	446

	2,164	27,463	1,008	11,153

Shares repurchased	—	—	—	—

Net increase	2,164	$27,463	1,008	$11,153

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	249,985	$3,259,650	290,097	$3,316,307

Shares issued in connection with
reinvestment of distributions	26,490	328,474	11,877	132,432

	276,475	3,588,124	301,974	3,448,739

Shares repurchased	(82,363)	(1,051,215)	(127,628)	(1,446,807)

Net increase	194,112	$2,536,909	174,346	$2,001,932

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares	Percentage of ownership	Value

Class A	459,401	14.08%	$5,655,226

Class R	1,108	26.56	13,595

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $620 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $18,004,314 and $18,189,740, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

31

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

32

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Francis J. McNamara, III
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
John A. Hill, Chairman	Beth S. Mazor	Assistant Treasurer
Jameson A. Baxter,	Vice President
Vice Chairman

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA065
266552 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGCOX

Putnam Global Consumer Fund

Semiannual report
2 | 28 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of consumer companies worldwide.

Putnam
Global Consumer
Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. The fund invests at least 80% of its assets in stocks of companies that are engaged in the consumer products and services industries.

The fund can invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The managers focus primarily on large and midsize companies, and have the flexibility to invest in U.S. and international markets. The fund’s flexibility is an advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer cyclical stocks.

The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products. On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering cyclical products and services. Companies in cyclical industries — such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

The managers analyze each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts on Putnam’s Global Equity Research team.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The fund’s managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolio.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio managers

Timothy Codrington and Walter Scully

How did Putnam Global Consumer Fund perform for the six months ended February 28, 2011?

Tim: We are pleased to report that the fund’s class A shares delivered a solid return of 24.19% at net asset value, outperforming our benchmark, which advanced 21.34%. The fund’s performance also topped the average 18.87% return of funds in its Lipper peer group, Consumer Goods Funds.

Walter: Performance was helped by our slight bias toward cyclical stocks — which tend to perform better in a recovering economy. However, we believe that deep research and solid stock selection were important contributors as well. We have a team of analysts covering consumer stocks around the world and contributing ideas to the fund, and we believe this research strength is reflected in the performance results.

What can you tell us about market conditions during the period?

Walter: The period began at a volatile time for the markets. Stocks had declined sharply for several months, largely in response to sovereign debt issues in Europe and the slow pace of the economic recovery in the United States. Last September, however, marked a turning point, when the S&P 500 Index, a broad measure of U.S. stock performance, advanced 8.92% — its best September in 71 years. The U.S. economy continued to find its footing, and investors grew slightly less concerned about the possibility of a double-dip recession. Investors remained energized by this September rally, and stocks worldwide delivered strong results through February. Improving corporate earnings have been another positive influence on stock market performance. Earnings have been consistently better than investors expected.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

5

Tim: One of the benefits of this fund is that we can invest both in the United States and internationally. In many regions, particularly in emerging markets, we have found a healthy growth environment. Although we are seeing inflation — in commodities and consumer prices — it has been balanced with rising incomes and volume growth for businesses. Inflation can be a positive factor if it is combined with wage inflation. Consumers have more discretionary income, which is helping companies grow their profits, and those companies are reinvesting those profits back into their businesses.

What are some holdings or strategies that helped the fund outperform its benchmark and peer group?

Tim: One of the top performers for the period was Asia Entertainment & Resources, a small company that is involved in the promotion of gaming rooms and casinos in Macau, China. This stock illustrates the growth potential in emerging markets as well as the strength of our research team at Putnam. We have a number of analysts with expertise and insight into business trends and growth in Macau, and their research was key in our decision to invest in this underfollowed, undervalued stock. We added it to the portfolio after meeting with the company’s management and determining that it had the fundamental strength and growth potential we seek for the portfolio. Our decision proved beneficial as the company’s revenues and stock price rose considerably over the past six months.

Walter: Our investment in Owens Corning offers a good example of our disciplined investment process and our focus on stock valuations. We added Owens Corning — a producer of residential and commercial building materials — to the portfolio about a year ago, when we believed it was undervalued. When the stock reached our target price, we followed our strict sell discipline and sold it. However, we recently found an opportunity to buy the stock again when the company struggled with some short-term supply/demand issues related to its roofing materials. The stock price dropped considerably, and we added it to the portfolio

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

6

again. We believe Owens Corning is a fundamentally strong company with a great management team, and it was one of the top performers for the period.

Tim: Italy-based automotive company Fiat was also a portfolio highlight for the period. This stock’s strong performance was driven by changes implemented by the company’s new CEO, who has sought ways to improve value for shareholders. A key strategy was separating Fiat’s automotive and industrial businesses into two companies. Our analyst believed that the value of this spin-off was not reflected in Fiat’s stock price, making it an attractive investment. In addition, Fiat’s acquisition of Chrysler has proven to be beneficial, and we believe Chrysler’s turnaround is only in the early innings, giving the stock continued appreciation potential.

Walter: In the U.S. retail sector, Dick’s Sporting Goods was a standout, thanks to improving sales and margins and further improvement in the U.S. economy. We added this stock to the portfolio at a time when consumers and investors were focusing on short-term economic weakness rather than the long-term growth potential of this well-managed company. By the close of the period, we had sold this stock from the portfolio. Also in the retail industry, our decision to avoid two European retailers — Hennes & Mauritz (H&M) and Tesco — proved beneficial. We have been cautious and selective with our investments in developed countries in Europe, many of which are struggling with rising inflation. Unlike the emerging markets we mentioned earlier, these economies are experiencing inflation without the underlying growth in wages and demand, which has hurt discretionary spending.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

7

Which holdings or strategies detracted from the fund’s returns during the period?

Tim: The stock of Britvic, a small U.K.-based soft drink company, declined when it announced that its input-cost inflation rate will nearly double. A number of Britvic’s products are affected by increasing costs for commodities, such as sugar for their juices, steel for their cans, and polyethylene terephthalate, which is derived from oil and is used in the production of plastic soft-drink bottles. Investors were especially concerned because the recent cost increases occurred after Britvic had conducted its price-negotiation process with retailers. Britvic’s inability to raise the prices of its products is expected to hurt the company’s profit margins for most of 2011. We continued to hold the stock in the portfolio at the close of the period. Despite this setback, we believe Britvic remains a strong brand, and can continue to gain market share with innovative products.

Another detractor in the international portion of the portfolio was Huabao International Holdings, a China-based company that produces flavorings for cigarettes. The stock declined when investors reacted negatively to its acquisition of a tobacco leaf manufacturing company, which is in a more capital-intensive segment of the tobacco industry. We continued to hold the stock at the close of the period because we believe growth potential continues to be strong for the company. In addition, since there are no publicly traded tobacco companies in China, this stock is one of the few ways to tap into China’s enormous — and still growing — tobacco market.

Walter: One detractor that we decided to sell from the portfolio is hhgregg, a U.S.-based retailer of home appliances and consumer electronics. When we added this stock to the portfolio, we believed the company had solid growth prospects, due to its television-focused business model. While the company was able to gain market share and grow its square footage, its profits and stock performance have been disappointing.

What is your outlook for the global consumer sector in the coming months?

Walter: For the United States, we are optimistic that consumer spending and overall consumer

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

confidence will continue to improve. Stronger corporate earnings have already helped boost stock performance considerably, and we believe an improving unemployment situation bodes well for stocks. However, we remain concerned about rising commodity prices, and we are favoring consumer staples companies that are less dependent on commodities.

Tim: In other regions of the world, such as developed Europe, we are less optimistic. In an effort to reduce budget deficits, the governments of a number of countries have put austerity programs in place. We believe this may continue to have a negative effect on consumers’ disposable income and confidence.

However, as I mentioned earlier, we’re optimistic about a number of emerging economies that have a healthy balance of growth — in both business and consumer incomes — despite inflationary pressures. Much of our optimism comes from hands-on research in these international markets. Walter and I, and many of our analysts, try to do a considerable amount of traveling. We have recently visited China, South Korea, Brazil, and Europe in search of undiscovered opportunities that we think will benefit the fund and our investors.

Tim and Walter, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Timothy Codrington has an M.B.A. from Harvard Business School and an A.B. from Harvard University. Timothy has been in the investment industry since he first joined Putnam in 1997.

Portfolio Manager Walter Scully has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from Ohio State University. A Certified Public Accountant, he has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

Oil prices have surged in the past several months, pushed higher by political strife in Egypt and Libya and rising demand from around the globe. A barrel of Brent crude oil jumped to $111.80 on February 28, 2011, from $82.31 at the end of September 2010. With the United States showing signs of economic growth, the concern is that rising oil prices could tip the economy back into recession. If oil remains elevated for an extended period of time, consumer spending — the primary engine of GDP growth — could be significantly reduced. A more manageable price for oil today is generally considered to be between $90 and $100. This is not the first time in recent years that oil prices have exhibited significant price swings. In early July 2008, oil peaked at $146.08, but the global economic slowdown diminished worldwide demand for oil, knocking down the price to a low of $36.61 by late December of that year.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	70.26%	60.47%	67.47%	64.47%	67.44%	67.44%	68.37%	62.52%	69.36%	71.21%
Annual average	27.46	24.06	26.50	25.46	26.49	26.49	26.81	24.78	27.15	27.78

1 year	24.76	17.61	23.81	18.81	23.82	22.82	24.15	19.78	24.47	25.11

6 months	24.19	17.03	23.71	18.71	23.73	22.73	23.87	19.51	24.09	24.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

	MSCI World Consumer Discretionary &	Lipper Consumer Goods Funds
	Consumer Staples Index (ND)	category average*

Life of fund	56.96%	60.02%
Annual average	22.82	23.23

1 year	22.17	19.49

6 months	21.34	18.87

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/11, there were 37, 33, and 32 funds, respectively, in this Lipper category.

10

Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.123		$0.029	$0.034	$0.058		$0.086	$0.154

Capital gains — Long-term	0.176		0.176	0.176	0.176		0.176	0.176

Capital gains — Short-term	0.657		0.657	0.657	0.657		0.657	0.657

Total	$0.956		$0.862	$0.867	$0.891		$0.919	$0.987

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$13.23	$14.04	$13.09	$13.10	$13.17	$13.65	$13.21	$13.27

2/28/11	15.46	16.40	15.32	15.33	15.41	15.97	15.46	15.50

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	68.28%	58.61%	65.40%	62.40%	65.37%	65.37%	66.41%	60.62%	67.38%	69.22%
Annual average	25.58	22.37	24.64	23.64	24.63	24.63	24.97	23.05	25.29	25.89

1 year	15.58	8.91	14.65	9.65	14.67	13.67	15.00	10.96	15.31	15.85

6 months	9.95	3.63	9.47	4.47	9.49	8.49	9.68	5.86	9.84	10.06

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.29%	3.04%	3.04%	2.79%	2.54%	2.04%

Annualized expense ratio for the six-month period
ended 2/28/11	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.84	$11.98	$11.98	$10.60	$9.22	$6.45

Ending value (after expenses)	$1,241.90	$1,237.10	$1,237.30	$1,238.70	$1,240.90	$1,243.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$10.79	$10.79	$9.54	$8.30	$5.81

Ending value (after expenses)	$1,017.80	$1,014.08	$1,014.08	$1,015.32	$1,016.56	$1,019.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Consumer Discretionary & Consumer Staples Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sectors.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

15

The fund’s portfolio 2/28/11 (Unaudited)

COMMON STOCKS (98.1%)*	Shares	Value

Advertising and marketing services (0.6%)
Stroer Out-of-Home Media AG (Germany) †	2,715	$92,076

		92,076
Airlines (0.9%)
Delta Air Lines, Inc. †	13,200	148,368

		148,368
Automotive (9.5%)
Bayerische Motoren Werke (BMW) AG (Germany)	2,646	214,681

Dongfeng Motor Group Co., Ltd. (China)	24,000	42,018

Fiat SpA (Italy)	14,807	137,446

Ford Motor Co. †	13,100	197,155

General Motors Co. †	4,000	134,120

Nissan Motor Co., Ltd. (Japan)	28,800	295,586

Porsche Automobil Holding SE (Preference) (Germany)	2,044	162,001

Toyota Motor Corp. (Japan)	7,400	345,476

		1,528,483
Beverage (8.7%)
Anheuser-Busch InBev NV (Belgium)	5,322	296,887

Britvic PLC (United Kingdom)	24,273	143,931

Coca-Cola Co. (The)	5,200	332,384

Coca-Cola Enterprises, Inc.	6,100	160,430

Diageo PLC (United Kingdom)	17,038	333,163

PepsiCo, Inc.	2,044	129,630

		1,396,425
Broadcasting (2.7%)
CBS Corp. Class B	13,800	329,268

Fuji Media Holdings, Inc. (Japan)	66	111,612

		440,880
Building materials (1.6%)
Owens Corning †	7,100	253,683

		253,683
Cable television (0.8%)
Kabel Deutschland Holding AG (Germany) †	2,452	133,620

		133,620
Chemicals (1.1%)
Huabao International Holdings, Ltd. (China)	137,000	173,291

		173,291
Commercial and consumer services (3.0%)
Compass Group PLC (United Kingdom)	23,520	211,782

Edenred (France) †	3,332	87,821

Priceline.com, Inc. †	400	181,552

		481,155
Consumer (2.1%)
Christian Dior SA (France)	1,148	165,510

Pandora A/S (Denmark) †	1,255	73,186

Signet Jewelers, Ltd. (Bermuda) †	2,200	96,514

		335,210
Consumer goods (9.7%)
Colgate-Palmolive Co.	6,400	502,529

Henkel AG & Co. KGaA (Germany)	3,477	209,538

Newell Rubbermaid, Inc.	13,600	263,024

16

COMMON STOCKS (98.1%)* cont.	Shares	Value

Consumer goods cont.
Procter & Gamble Co. (The)	4,659	$293,750

Reckitt Benckiser Group PLC (United Kingdom)	5,759	296,989

		1,565,830
Consumer services (1.3%)
Hertz Global Holdings, Inc. †	9,000	136,890

Rakuten, Inc. (Japan)	80	71,254

		208,144
Food (7.4%)
Hershey Co. (The)	2,100	109,872

Kerry Group PLC Class A (Ireland)	6,270	227,613

Nestle SA (Switzerland)	8,424	477,070

Suedzucker AG (Germany)	6,127	168,296

Toyo Suisan Kaisha, Ltd. (Japan)	3,000	68,057

WM Morrison Supermarkets PLC (United Kingdom)	32,409	145,937

		1,196,845
Homebuilding (1.1%)
Daito Trust Construction Co., Ltd. (Japan)	2,100	172,230

		172,230
Investment banking/Brokerage (0.7%)
Asia Entertainment & Resources, Ltd. (Hong Kong) †	11,300	115,825

		115,825
Lodging/Tourism (1.4%)
Wyndham Worldwide Corp.	7,278	227,656

		227,656
Media (4.5%)
Time Warner, Inc.	10,320	394,224

WPP PLC (Ireland)	23,879	328,834

		723,058
Pharmaceuticals (0.6%)
Hypermarcas SA (Brazil) †	8,500	97,032

		97,032
Publishing (2.6%)
Pearson PLC (United Kingdom)	10,575	180,636

Schibsted ASA (Norway)	4,400	134,332

United Business Media, Ltd. PLC (Ireland)	8,743	101,340

		416,308
Real estate (0.4%)
Rossi Residencial SA (Brazil)	8,800	68,205

		68,205
Restaurants (3.6%)
Domino’s Pizza, Inc. †	6,400	107,968

McDonald’s Corp.	4,459	337,457

Whitbread PLC (United Kingdom)	4,783	138,657

		584,082
Retail (19.1%)
Amazon.com, Inc. †	1,600	277,264

Bed Bath & Beyond, Inc. †	6,200	298,530

Best Buy Co., Inc.	6,500	209,560

BR Malls Participacoes SA (Brazil)	9,300	88,563

Casino Guichard-Perrachon SA (France)	1,244	121,879

Dollar General Corp. †	4,800	135,600

Kingfisher PLC (United Kingdom)	47,354	195,978

17

COMMON STOCKS (98.1%)* cont.		Shares	Value

Retail cont.
Kohl’s Corp. †		2,500	$134,725

Lowe’s Cos., Inc.		9,100	238,147

Metro AG (Germany)		2,754	201,471

Office Depot, Inc. †		19,100	101,421

PPR SA (France)		1,431	217,273

Staples, Inc.		12,600	268,380

Target Corp.		5,200	273,260

Urban Outfitters, Inc. †		3,500	134,330

Wal-Mart Stores, Inc.		3,847	199,967

			3,096,348
Schools (2.1%)
Ambow Education Holding, Ltd. ADR (China) † S		10,000	80,700

Apollo Group, Inc. Class A †		3,500	158,410

Career Education Corp. †		4,332	104,445

			343,555
Software (1.1%)
Changyou.com, Ltd. ADR (China) †		2,500	93,575

Tencent Holdings, Ltd. (China)		3,000	79,909

			173,484
Technology services (0.5%)
Perfect World Co., Ltd. ADR (China) †		3,600	76,392

			76,392
Textiles (1.2%)
Hanesbrands, Inc. †		7,400	191,734

			191,734
Tobacco (6.3%)
British American Tobacco (BAT) PLC (United Kingdom)		2,982	119,436

Imperial Tobacco Group PLC (United Kingdom)		7,350	236,031

Japan Tobacco, Inc. (Japan)		60	249,716

Philip Morris International, Inc.		6,600	414,348

			1,019,531
Toys (2.0%)
Hasbro, Inc.		5,100	228,990

Nintendo Co., Ltd. (Japan)		300	88,156

			317,146
Trucks and parts (1.5%)
Aisin Seiki Co., Ltd. (Japan)		6,500	248,537

			248,537

Total common stocks (cost $13,509,915)			$15,825,133

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Lorillard, Inc. (Call)	Mar-11/$90.00	5,648	$3,933

Lorillard, Inc. (Call)	Mar-11/$85.00	6,095	10,102

Total purchased options outstanding (cost $8,635)			$14,035

18

SHORT-TERM INVESTMENTS (1.7%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	74,250	$74,250

Putnam Money Market Liquidity Fund 0.17% [e]	208,090	208,090

Total short-term investments (cost $282,340)		$282,340

TOTAL INVESTMENTS

Total investments (cost $13,800,890)		$16,121,508

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $16,139,312.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,151,636 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	48.7%	Belgium	1.8%

United Kingdom	12.5	Brazil	1.6

Japan	10.3	Italy	0.9

Germany	7.4	Norway	0.8

Ireland	4.1	Hong Kong	0.7

France	3.7	Bermuda	0.6

China	3.4	Denmark	0.5

Switzerland	3.0	Total	100.0%

19

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $5,394,046) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/16/11	$64,069	$63,585	$484

	British Pound	Sell	3/16/11	152,249	151,080	(1,169)

	Euro	Sell	3/16/11	33,259	33,234	(25)

Barclays Bank PLC

	British Pound	Sell	3/16/11	143,140	142,090	(1,050)

	Euro	Buy	3/16/11	65,275	65,229	46

	Hong Kong Dollar	Sell	3/16/11	77,119	77,129	10

	Japanese Yen	Buy	3/16/11	197,113	198,083	(970)

	Singapore Dollar	Buy	3/16/11	29,973	29,947	26

	Swedish Krona	Buy	3/16/11	42,582	41,867	715

Citibank, N.A.

	British Pound	Sell	3/16/11	226,097	223,120	(2,977)

	Danish Krone	Sell	3/16/11	48,776	48,734	(42)

	Euro	Sell	3/16/11	36,157	36,125	(32)

	Hong Kong Dollar	Sell	3/16/11	36,306	36,317	11

	Swiss Franc	Buy	3/16/11	125,125	124,244	881

Credit Suisse AG

	Australian Dollar	Buy	3/16/11	107,901	107,066	835

	British Pound	Sell	3/16/11	60,021	59,563	(458)

	Euro	Sell	3/16/11	32,983	32,947	(36)

	Japanese Yen	Sell	3/16/11	79,900	80,293	393

	Norwegian Krone	Sell	3/16/11	30,613	29,902	(711)

	Swiss Franc	Buy	3/16/11	52,225	51,884	341

Deutsche Bank AG

	British Pound	Sell	3/16/11	134,357	133,290	(1,067)

	Euro	Sell	3/16/11	250,751	250,581	(170)

	Swedish Krona	Buy	3/16/11	83,349	81,823	1,526

	Swiss Franc	Buy	3/16/11	30,258	30,061	197

Goldman Sachs International

	British Pound	Buy	3/16/11	126,874	125,908	966

	Euro	Buy	3/16/11	15,456	15,439	17

	Japanese Yen	Buy	3/16/11	73,620	73,980	(360)

	Norwegian Krone	Sell	3/16/11	95,905	93,713	(2,192)

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/16/11	45,459	45,103	356

	British Pound	Sell	3/16/11	113,048	112,184	(864)

	Euro	Buy	3/16/11	79,214	79,157	57

	Hong Kong Dollar	Sell	3/16/11	1,875	1,876	1

	Singapore Dollar	Buy	3/16/11	10,699	10,692	7

	Swiss Franc	Buy	3/16/11	33,381	33,145	236

20

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $5,394,046) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	3/16/11	$45,459	$45,100	$359

	British Pound	Buy	3/16/11	38,388	38,095	293

	Canadian Dollar	Buy	3/16/11	52,811	51,660	1,151

	Euro	Sell	3/16/11	388,754	388,357	(397)

	Hong Kong Dollar	Sell	3/16/11	42,316	42,329	13

	Japanese Yen	Sell	3/16/11	208,023	209,071	1,048

	Singapore Dollar	Buy	3/16/11	40,907	40,897	10

	Swedish Krona	Buy	3/16/11	53,256	52,416	840

	Swiss Franc	Buy	3/16/11	21,321	21,165	156

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/16/11	37,323	37,012	311

	British Pound	Sell	3/16/11	189,498	188,075	(1,423)

	Canadian Dollar	Sell	3/16/11	11,530	11,285	(245)

	Euro	Sell	3/16/11	15,318	15,307	(11)

	Japanese Yen	Buy	3/16/11	69,976	70,328	(352)

	Swiss Franc	Buy	3/16/11	37,904	37,647	257

State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/16/11	107,887	105,589	2,298

	Euro	Sell	3/16/11	35,743	35,706	(37)

UBS AG

	Australian Dollar	Buy	3/16/11	16,068	15,937	131

	British Pound	Sell	3/16/11	256,351	254,442	(1,909)

	Euro	Buy	3/16/11	256,547	256,432	115

	Swiss Franc	Buy	3/16/11	43,503	41,672	1,831

Westpac Banking Corp.

	Australian Dollar	Buy	3/16/11	28,374	28,151	223

	British Pound	Buy	3/16/11	87,348	86,677	671

	Canadian Dollar	Buy	3/16/11	70,415	68,915	1,500

	Euro	Buy	3/16/11	191,824	191,659	165

	Japanese Yen	Buy	3/16/11	338,968	340,731	(1,763)

Total						$217

WRITTEN OPTIONS OUTSTANDING at 2/28/11 (premiums received $535) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Lorillard, Inc. (Call)	5,648	Mar-11/$100.00	$450

Lorillard, Inc. (Call)	6,095	Mar-11/$95.00	1,527

Total			$1,977

21

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$—	$173,291	$—

Capital goods	—	248,537	—

Communication services	133,620	—	—

Consumer cyclicals	6,897,539	1,055,078	—

Consumer staples	6,248,735	389,027	—

Financials	184,030	—	—

Health care	97,032	—	—

Technology	169,967	79,909	—

Transportation	148,368	—	—

Total common stocks	13,879,291	1,945,842	—

Purchased options outstanding	—	14,035	—

Short-term investments	208,090	74,250	—

Totals by level	$14,087,381	$2,034,127	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$217	$—

Written options	—	(1,977)	—

Totals by level	$—	$(1,760)	$—

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value, including $72,630 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $13,518,550)	$15,839,168
Affiliated issuers (identified cost $282,340) (Notes 1 and 6)	282,340

Cash	80,082

Foreign currency (cost $5,538) (Note 1)	5,658

Dividends, interest and other receivables	17,128

Foreign tax reclaim	3,002

Receivable for shares of the fund sold	103,349

Receivable for investments sold	481

Unrealized appreciation on forward currency contracts (Note 1)	18,477

Receivable from Manager (Note 2)	3,961

Total assets	16,353,646

LIABILITIES

Payable for investments purchased	120

Payable for shares of the fund repurchased	62,281

Payable for investor servicing fees (Note 2)	3,734

Payable for custodian fees (Note 2)	8,759

Payable for Trustee compensation and expenses (Note 2)	1,254

Payable for administrative services (Note 2)	56

Payable for distribution fees (Note 2)	5,977

Unrealized depreciation on forward currency contracts (Note 1)	18,260

Written options outstanding, at value (premiums received $535) (Notes 1 and 3)	1,977

Collateral on securities loaned, at value (Note 1)	74,250

Payable for reports to shareholders	12,551

Payable for auditing	23,900

Other accrued expenses	1,215

Total liabilities	214,334

Net assets	$16,139,312

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,378,060

Distributions in excess of net investment income (Note 1)	(38,261)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	479,601

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,319,912

Total — Representing net assets applicable to capital shares outstanding	$16,139,312

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($13,675,065 divided by 884,428 shares)	$15.46

Offering price per class A share (100/94.25 of $15.46)*	$16.40

Net asset value and offering price per class B share ($363,143 divided by 23,701 shares)**	$15.32

Net asset value and offering price per class C share ($267,196 divided by 17,426 shares)**	$15.33

Net asset value and redemption price per class M share ($68,069 divided by 4,416 shares)	$15.41

Offering price per class M share (100/96.50 of $15.41)*	$15.97

Net asset value, offering price and redemption price per class R share
($17,764 divided by 1,149 shares)	$15.46

Net asset value, offering price and redemption price per class Y share
($1,748,075 divided by 112,769 shares)	$15.50

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $952)	$86,752

Interest (including interest income of $297 from investments in affiliated issuers) (Note 6)	297

Securities lending (Note 1)	498

Total investment income	87,547

EXPENSES

Compensation of Manager (Note 2)	41,544

Investor servicing fees (Note 2)	21,761

Custodian fees (Note 2)	8,367

Trustee compensation and expenses (Note 2)	517

Administrative services (Note 2)	119

Distribution fees — Class A (Note 2)	14,287

Distribution fees — Class B (Note 2)	1,409

Distribution fees — Class C (Note 2)	926

Distribution fees — Class M (Note 2)	197

Distribution fees — Class R (Note 2)	42

Reports to shareholders	11,575

Auditing	23,904

Other	1,778

Fees waived and reimbursed by Manager (Note 2)	(33,072)

Total expenses	93,354

Expense reduction (Note 2)	(396)

Net expenses	92,958

Net investment loss	(5,411)

Net realized gain on investments (Notes 1 and 3)	762,816

Net realized gain on foreign currency transactions (Note 1)	38,845

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(28,261)

Net unrealized appreciation of investments and written options during the period	1,748,298

Net gain on investments	2,521,698

Net increase in net assets resulting from operations	$2,516,287

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income (loss)	$(5,411)	$47,585

Net realized gain on investments and foreign currency transactions	801,661	590,146

Net unrealized appreciation (depreciation) of investments and assets
and liabilities in foreign currencies	1,720,037	(25,535)

Net increase in net assets resulting from operations	2,516,287	612,196

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(91,515)	(55,415)

Class B	(519)	(730)

Class C	(376)	(298)

Class M	(192)	(88)

Class R	(93)	(49)

Class Y	(11,806)	(3,504)

Net realized short-term gain on investments

Class A	(488,828)	(233,626)

Class B	(11,758)	(4,440)

Class C	(7,273)	(2,356)

Class M	(2,179)	(933)

Class R	(711)	(371)

Class Y	(50,367)	(12,621)

From net realized long-term gain on investments
Class A	(130,950)	—

Class B	(3,150)	—

Class C	(1,948)	—

Class M	(583)	—

Class R	(191)	—

Class Y	(13,492)	—

Redemption fees (Note 1)	3,301	3,417

Increase from capital share transactions (Note 4)	4,424,831	5,231,509

Total increase in net assets	6,128,488	5,532,691

NET ASSETS

Beginning of period	10,010,824	4,478,133

End of period (including distributions in excess of net investment income of $38,261 and undistributed net investment income of
$71,651, respectively)	$16,139,312	$10,010,824

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 28, 2011 **	$13.23	(.01)	3.19	3.18	(.12)	(.83)	(.95)	— [e]	$15.46	24.19 *	$13,675	.70*	(.04)*	33*
August 31, 2010	12.23	.07	1.38	1.45	(.09)	(.37)	(.46)	.01	13.23	11.99	8,758	1.47	.56	84
August 31, 2009†	10.00	.11	2.13	2.24	(.01)	—	(.01)	— [e]	12.23	22.42 *	3,995	.97*	1.03*	65*

Class B
February 28, 2011 **	$13.09	(.06)	3.15	3.09	(.03)	(.83)	(.86)	— [e]	$15.32	23.71 *	$363	1.07*	(.40)*	33*
August 31, 2010	12.17	(.02)	1.36	1.34	(.06)	(.37)	(.43)	.01	13.09	11.15	239	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80 *	63	1.49*	.45*	65*

Class C
February 28, 2011 **	$13.10	(.06)	3.15	3.09	(.03)	(.83)	(.86)	— [e]	$15.33	23.73 *	$267	1.07*	(.41)*	33*
August 31, 2010	12.17	(.02)	1.36	1.34	(.05)	(.37)	(.42)	.01	13.10	11.11	127	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80 *	48	1.49*	.48*	65*

Class M
February 28, 2011 **	$13.17	(.04)	3.17	3.13	(.06)	(.83)	(.89)	— [e]	$15.41	23.87 *	$68	.95*	(.29)*	33*
August 31, 2010	12.19	— [e]	1.39	1.39	(.04)	(.37)	(.41)	— [e]	13.17	11.41	44	1.97	.02	84
August 31, 2009†	10.00	.07	2.13	2.20	(.01)	—	(.01)	— [e]	12.19	22.01 *	30	1.32*	.71*	65*

Class R
February 28, 2011 **	$13.21	(.02)	3.19	3.17	(.09)	(.83)	(.92)	— [e]	$15.46	24.09 *	$18	.83*	(.16)*	33*
August 31, 2010	12.21	.04	1.38	1.42	(.05)	(.37)	(.42)	— [e]	13.21	11.68	14	1.72	.28	84
August 31, 2009†	10.00	.09	2.13	2.22	(.01)	—	(.01)	— [e]	12.21	22.21 *	12	1.14*	.86*	65*

Class Y
February 28, 2011 **	$13.27	.01	3.20	3.21	(.15)	(.83)	(.98)	— [e]	$15.50	24.36 *	$1,748	.58*	.09*	33*
August 31, 2010	12.25	.10	1.39	1.49	(.10)	(.37)	(.47)	— [e]	13.27	12.26	829	1.22	.78	84
August 31, 2009†	10.00	.10	2.16	2.26	(.01)	—	(.01)	— [e]	12.25	22.64 *	330	.79*	.85*	65*

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2011	0.25%

August 31, 2010	1.11

August 31, 2009	5.13

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Consumer Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of large and midsize companies worldwide engaged in the consumer staples and consumer discretionary products and services industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in two sectors, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant

28

extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for

29

the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 1,298 on purchased options contracts for the reporting period.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $4,700,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,172 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $72,630 and the fund received cash collateral of $74,250.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal

30

Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $13,806,878, resulting in gross unrealized appreciation and depreciation of $2,651,120 and $336,490, respectively, or net unrealized appreciation of $2,314,630.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $33,072 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

31

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $40 under the expense offset arrangements and by $356 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,354 and no monies from the sale of class A and class M shares, respectively, and received $293 and $202 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

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Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,708,801 and $4,186,828, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding
at beginning of the reporting period	—	$—

Options opened	11,743	535

Options exercised	—	—

Options expired	—	—

Options closed	—	—

Written options outstanding
at end of the reporting period	11,743	$535

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	318,382	$4,878,613	452,096	$5,992,525

Shares issued in connection with
reinvestment of distributions	45,410	691,590	22,033	287,095

	363,792	5,570,203	474,129	6,279,620

Shares repurchased	(141,391)	(2,140,050)	(138,778)	(1,786,633)

Net increase	222,401	$3,430,153	335,351	$4,492,987

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	10,837	$165,187	17,552	$226,081

Shares issued in connection with
reinvestment of distributions	882	13,324	399	5,170

	11,719	178,511	17,951	231,251

Shares repurchased	(6,299)	(92,229)	(4,809)	(63,349)

Net increase	5,420	$86,282	13,142	$167,902

	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	10,430	$157,135	7,835	$104,594

Shares issued in connection with
reinvestment of distributions	564	8,530	188	2,434

	10,994	165,665	8,023	107,028

Shares repurchased	(3,231)	(48,949)	(2,290)	(30,034)

Net increase	7,763	$116,716	5,733	$76,994

33

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	1,335	$19,799	1,804	$24,034

Shares issued in connection with
reinvestment of distributions	194	2,948	78	1,021

	1,529	22,747	1,882	25,055

Shares repurchased	(417)	(6,010)	(1,059)	(13,464)

Net increase	1,112	$16,737	823	$11,591

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	51	$651

Shares issued in connection with
reinvestment of distributions	65	995	32	420

	65	995	83	1,071

Shares repurchased	—	—	—	—

Net increase	65	$995	83	$1,071

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	51,509	$793,078	46,742	$631,572

Shares issued in connection with
reinvestment of distributions	4,051	61,813	600	7,827

	55,560	854,891	47,342	639,399

Shares repurchased	(5,249)	(80,943)	(11,823)	(158,435)

Net increase	50,311	$773,948	35,519	$480,964

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares	Percentage of ownership	Value

Class A	242,276	27.39%	$3,745,587

Class M	1,093	24.75	16,843

Class R	1,095	95.30	16,929

Class Y	1,105	0.98	17,128

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$18,477	Payables	$18,260

Equity contracts	Investments	14,035	Payables	1,977

Total		$32,512		$20,237

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The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$40,523	$40,523

Total	$40,523	$40,523

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(28,696)	$(28,696)

Equity contracts	3,958	—	$3,958

Total	$3,958	$(28,696)	$(24,738)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $297 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,825,669 and $4,295,112, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Francis J. McNamara, III
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
John A. Hill, Chairman	Beth S. Mazor	Assistant Treasurer
Jameson A. Baxter,	Vice President
Vice Chairman

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA718
266546 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Semiannual report 2|28|11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

Putnam
Global Energy
Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in energy companies worldwide

The global energy market is a dynamic sector, shaped by the ever-changing balance of geopolitical stability, technological development, and economic growth.

Putnam Global Energy Fund invests at least 80% of its assets in stocks of companies in energy-related industries. The fund’s portfolio managers look for companies around the world that can profit from the global demand for energy.

The fund’s portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of oil- and gas-drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, oil-refining companies, and businesses that store and transport oil and gas.

While the fund’s managers focus primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

To help temper volatility, the fund’s managers seek to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. The managers’ disciplined investment process includes analyzing each stock’s valuation as well as the company’s financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research group.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio managers

Steven Curbow and Jessica Wirth

During a period when oil prices increased and the global economy improved, how did Putnam Global Energy Fund perform?

Steve: For the six months ending February 28, 2011, we’re pleased to report that the fund’s class A shares advanced 44.40%, ahead of the 38.75% average return of its Lipper peers, Global Natural Resources Funds, but slightly trailing the 45.80% return of its benchmark, the MSCI World Energy Index (ND). Oil companies tend to do well when there is a modest increase in oil prices, as was the case for most of the period.

Toward the end of the period, however, oil prices surged. How did you manage the fund in this volatile environment?

Steve: By the end of February, the price of Brent crude oil had shot up to just over $111.80 per barrel from $82.31 at the start of the period, driven by civil unrest in the Middle East and North Africa and increasing global demand. For most of the period, there was demand growth in global economies combined with a steady increase in oil prices. This helped oil stocks across the board, because investors grew confident that companies would continue to invest in this environment. In late January and early February, however, the protests against the Mubarak government in Egypt and unrest in Libya raised concerns about disruptions in the supply of oil in the Middle East. These fears and tensions resulted in a spike in oil prices during the final part of the period.

The North American natural gas market continues to be oversupplied. Drilling activity has continued at a faster pace, and the industry’s success in developing new unconventional resources continues at a high level. But even the cold winter temperatures were not enough to draw down the significant gas

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

5

inventories in the United States. We continue to believe that companies with exposure to the North American gas market will be challenged.

Why are the political crises in Egypt and elsewhere in the Middle East driving up oil prices?

Jessica: You have to look at the entire region and the proximity of major oil producers. Much of the world’s oil supply is produced in the Middle East, and 2 million barrels of that supply pass through the Suez Canal each day. Among the concerns amid the Egyptian unrest were that this shipping route could suddenly shut down or be controlled by hostile elements, sending oil prices skyrocketing as global demand outstripped available supply. There were also concerns that the unrest could spread into other key oil-producing countries across the Middle East and North Africa, from Algeria to Saudi Arabia.

Did you make any changes to the portfolio when the civil unrest occurred in the region?

Jessica: We made some short-term adjustments to the portfolio and adopted a more defensive posture. When the Egyptian situation became very unsettled, we reduced our exposure to BG Group and Apache, both of which have sizable oil and natural gas assets in Egypt, until we had some clarity on how the situation would be resolved. As a precaution, we also reduced the portfolio’s exposure to other companies that we perceived as having risks to their assets in the Middle East. We strategically reduced exposure to Hess, an integrated energy company, and to Weatherford International, an oil-field services company. Both of these companies have exposure to Libya.

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

6

What were some examples of holdings that turned out to be positive performers for the fund?

Steve: Our overweight position to National Oilwell Varco, a provider of land-based and offshore drilling rigs and related equipment and services, was the top contributor to the fund’s performance. Rising oil prices during the period gave rig operators the capital and opportunity to upgrade their fleets. The average age of the worldwide oil-rig fleet is between 25 and 30 years old. Rig operators do not want to experience an accident with an older rig, particularly following the disastrous Gulf of Mexico oil spill. We saw an effort to replenish the fleet with newer, safer rigs outfitted with the latest technology, and National Oilwell Varco’s shares directly benefited from these events.

Another overweight, Schlumberger Ltd., helped performance. An exploration and production company, Schlumberger saw an increase in business as oil prices rose during the period. Hess is involved in all aspects of the oil and natural gas business: exploration, production, refining, and marketing. At the beginning of the period, we felt that Hess shares were undervalued, and so we established an overweight position, although we reduced it somewhat in the wake of the Middle East tension. We believe that over the next 12 months, Hess will have several high potential exploration wells in France, Ghana, the Red Sea, and Indonesia.

What were some holdings that held back fund performance?

Jessica: Our overweight to Cairn Energy, an oil exploration and production company based in the United Kingdom, was the top detractor to the fund’s performance. In 2010, Vedanta

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

7

Resources, another U.K.-based company, bid for a majority stake in Cairn’s Indian subsidiary. However, over the past six months, government regulators in India have prolonged approval of this transaction, and Cairn shares suffered. We still hold Cairn, and remain optimistic that once there is greater clarity on this transaction — whether or not it is approved by regulators — Cairn shares will appreciate.

Petroleo Brasileiro (Petrobras) is an out-of-benchmark holding that hurt performance. The company held a large secondary offering of stock last year to raise money to fund drilling and development activities offshore Brazil. There was concern that the secondary offering would have a dilutive effect on Petrobras shares. We continue to hold the stock in the portfolio on the belief that shares will recover as Petrobras begins to generate significant production and cash flow from this offshore site, the most prolific new exploratory site in the world. This will support growth of the company’s oil and natural gas reserves and production for decades.

Tullow Oil, another U.K.-based oil explorer, was an overweight detractor. Tullow is still awaiting approval to start a critical onshore oil development in Uganda. The delays weighed on performance during the period. The company also has exploration and production activities offshore of Ghana that have produced mixed results: While the ramp-up of the company’s first major oil discovery has been quite successful, the early “appraisal” drilling results have shown that a few of Tullow’s previous discoveries may be below initial “high-end” estimates of reserves volumes. Looking ahead, we believe that the commercialization of the Uganda assets and the increasing clarity on the size of the Ghana discoveries should propel Tullow shares higher.

What is your outlook for the fund and the global economy?

Steve: With the situation still fluid in the Middle East and oil prices staying elevated, it’s difficult to predict what will happen. As fund managers, we will continue to pick stocks that we believe

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

have favorable investment potential and maintain a somewhat defensive stance. We are buying bigger, integrated energy companies like Exxon Mobil, which, in our view, have better balance sheets and more diversified business models. Oil companies tend to do well as prices increase, but when prices get too high — a level that is not easy to determine —concerns about future demand also increase. We will continue to monitor this situation.

As for the global economy, if the price of oil does hit a certain level, consumers and businesses will likely start cutting back on use. For example, when consumers decide not to go to the mall or out to eat because of the price of gas, this, of course, affects consumer spending. This could hurt the sector and the global economic recovery. If tensions do ease, we could see oil drop to a per-barrel range of $90 to $100, which we believe is a fundamentally manageable price. But this is a process that will likely take months, not days or weeks We think the situation will be very volatile over the next several months, at least.

Thank you, Steve and Jessica, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven Curbow is Energy and Basic Materials Sector Team Leader at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven joined Putnam in 2008 and has been in the investment industry since 1996.

Portfolio Manager Jessica Wirth has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from Dartmouth College. Jessica joined Putnam in 2004 and has been in the investment industry since 2001.

IN THE NEWS

The U.S. bull market that hit its two-year anniversary on March 9, 2011 was the sharpest since 1955. As measured by the S&P 500 Index, U.S. stocks rose 103.68% from their March 9, 2009 nadir, adding more than $28 trillion to global share values. Prior to hitting their low two years ago, U.S. stocks were dragged down by the subprime mortgage collapse, global credit crisis, and worldwide recession. Even after hitting its recent milestone, the S&P 500’s two-year return remains 36 percentage points below the average bull-market gain of 131% since 1962, according to data compiled by Bloomberg and Birinyi Associates. While no one knows where the market will head from here, data suggest that this bull may have more room to run.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	62.47%	53.13%	59.84%	56.84%	59.78%	59.78%	60.74%	55.15%	61.57%	63.38%
Annual average	24.76	21.44	23.84	22.77	23.82	23.82	24.16	22.17	24.45	25.08

1 year	32.33	24.71	31.35	26.35	31.29	30.29	31.78	27.18	31.95	32.73

6 months	44.40	36.08	43.95	38.95	43.87	42.87	44.13	39.14	44.25	44.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

		Lipper Global Natural Resources Funds
	MSCI World Energy Index (ND)	category average*

Life of fund	59.73%	89.37%
Annual average	23.80	32.28

1 year	33.46	28.21

6 months	45.80	38.75

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/11, there were 134, 131, and 113 funds, respectively, in this Lipper category.

10

Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.155		$0.084	$0.089	$0.107		$0.151	$0.183

Capital gains — Long-term	0.325		0.325	0.325	0.325		0.325	0.325

Capital gains — Short-term	0.125		0.125	0.125	0.125		0.125	0.125

Total	$0.605		$0.534	$0.539	$0.557		$0.601	$0.633

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$10.96	$11.63	$10.84	$10.85	$10.88	$11.27	$10.94	$10.99

2/28/11	15.14	16.06	15.00	15.00	15.05	15.60	15.10	15.17

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	64.29%	54.85%	61.55%	58.55%	61.49%	61.49%	62.44%	56.80%	63.28%	65.21%
Annual average	24.27	21.09	23.36	22.35	23.34	23.34	23.65	21.76	23.93	24.57

1 year	27.62	20.24	26.67	21.67	26.62	25.62	26.99	22.57	27.18	27.92

6 months	31.61	24.06	31.10	26.10	31.04	30.04	31.19	26.58	31.37	31.69

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund had expense limitations, without which expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.29%	3.04%	3.04%	2.79%	2.54%	2.04%

Annualized expense ratio for the six-month period
ended 2/28/11	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.60	$13.13	$13.12	$11.62	$10.11	$7.09

Ending value (after expenses)	$1,444.00	$1,439.50	$1,438.70	$1,441.30	$1,442.50	$1,445.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$10.84	$10.84	$9.59	$8.35	$5.86

Ending value (after expenses)	$1,017.75	$1,014.03	$1,014.03	$1,015.27	$1,016.51	$1,018.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

15

The fund’s portfolio 2/28/11 (Unaudited)

COMMON STOCKS (96.6%)*	Shares	Value

Coal (2.7%)
CONSOL Energy, Inc.	6,000	$304,260

Patriot Coal Corp. †	7,100	167,560

		471,820
Energy (oil field) (13.3%)
Cameron International Corp. †	3,600	212,868

Global Geophysical Services, Inc. †	5,138	72,292

Helix Energy Solutions Group, Inc. †	5,800	89,320

National Oilwell Varco, Inc.	5,800	461,506

Saipem SpA (Italy)	1,930	97,502

Schlumberger, Ltd.	9,050	845,451

Weatherford International, Ltd. (Switzerland) †	10,800	261,144

Wood Group (John) PLC (United Kingdom)	24,590	264,020

		2,304,103
Energy (other) (0.4%)
First Solar, Inc. † S	500	73,695

		73,695
Engineering and construction (0.4%)
Fluor Corp.	900	63,684

		63,684
Natural gas utilities (0.3%)
Enterprise Products Partners LP	1,000	43,600

		43,600
Oil and gas (79.5%)
Apache Corp.	4,200	523,404

BG Group PLC (United Kingdom)	32,680	795,596

BP PLC (United Kingdom)	106,390	856,203

Cairn Energy PLC (United Kingdom) †	52,736	366,413

Canadian Natural Resources, Ltd. (Canada)	7,600	382,309

Chevron Corp.	11,997	1,244,689

Devon Energy Corp.	3,600	329,184

El Paso Pipeline Partners, LP (Units)	1,300	49,010

Exxon Mobil Corp.	26,298	2,249,268

Gazprom OAO (Russia) †	16,700	122,090

Hess Corp.	3,500	304,605

Linn Energy, LLC (Units)	2,080	80,766

Lukoil OAO ADR (Russia)	1,400	99,666

Marathon Oil Corp.	5,600	277,760

Nexen, Inc. (Canada)	21,858	596,700

Noble Energy, Inc.	2,800	259,448

Occidental Petroleum Corp.	6,629	675,959

OGX Petroleo e Gas Participacoes SA (Brazil) †	10,000	116,859

Oil States International, Inc. †	800	58,232

Petrohawk Energy Corp. †	8,494	183,470

Petroleo Brasileiro SA ADR (Brazil)	5,731	228,266

Petroleo Brasileiro SA ADR (Preference) (Brazil)	5,800	203,986

QEP Resources, Inc.	1,900	75,145

Rosetta Resources, Inc. †	1,100	49,896

Royal Dutch Shell PLC Class A (United Kingdom)	24,068	865,886

16

COMMON STOCKS (96.6%)* cont.		Shares	Value

Oil and gas cont.
Royal Dutch Shell PLC Class B (United Kingdom)		15,842	$566,592

Santos, Ltd. (Australia)		9,585	140,793

Southwestern Energy Co. †		2,600	102,648

Statoil ASA (Norway)		994	26,194

Swift Energy Co. †		1,300	55,835

Technip SA (France)		3,959	390,938

Total SA (France)		17,153	1,051,464

Tullow Oil PLC (United Kingdom)		17,120	399,940

			13,729,214

Total common stocks (cost $13,357,667)			$16,686,116

PURCHASED OPTIONS	Expiration date/	Number of
OUTSTANDING (1.0%)*	strike price	contracts	Value

United States Oil Fund LP (Call)	Apr-11/$45.00	331,579	$169,271

Total purchased options outstanding (cost $301,737)			$169,271

CONVERTIBLE PREFERRED STOCKS (0.1%)*		Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.		287	$19,527

Total convertible preferred stocks (cost $14,350)			$19,527

SHORT-TERM INVESTMENTS (3.7%)*		Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]		63,600	$63,600

Putnam Money Market Liquidity Fund 0.17% [e]		580,653	580,653

Total short-term investments (cost $644,253)			$644,253

TOTAL INVESTMENTS

Total investments (cost $14,318,007)			$17,519,167

Key to holding’s abbreviations
ADR	American Depository Receipts
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $17,270,387.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $6,697 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

17

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	55.1%	Switzerland	1.5%

United Kingdom	23.6	Russia	1.3

France	8.3	Australia	0.8

Canada	5.6	Italy	0.6

Brazil	3.1	Other	0.1

		Total	100.0%

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $5,353,461) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/16/11	$18,814	$18,467	$347

	British Pound	Sell	3/16/11	232,603	230,816	(1,787)

	Canadian Dollar	Buy	3/16/11	299,881	292,855	7,026

	Euro	Sell	3/16/11	31,465	31,441	(24)

Barclays Bank PLC

	British Pound	Sell	3/16/11	189,824	188,431	(1,393)

	Canadian Dollar	Buy	3/16/11	75,562	73,936	1,626

Citibank, N.A.

	Australian Dollar	Buy	3/16/11	27,255	27,046	209

	British Pound	Buy	3/16/11	82,956	82,329	627

	Canadian Dollar	Buy	3/16/11	69,591	68,123	1,468

	Euro	Buy	3/16/11	29,533	29,506	27

	Swiss Franc	Buy	3/16/11	99,497	98,796	701

Credit Suisse AG

	Australian Dollar	Buy	3/16/11	26,136	25,934	202

	British Pound	Sell	3/16/11	421,613	418,393	(3,220)

	Canadian Dollar	Buy	3/16/11	271,571	266,034	5,537

	Euro	Buy	3/16/11	82,526	82,436	90

	Japanese Yen	Buy	3/16/11	100,765	101,261	(496)

	Norwegian Krone	Sell	3/16/11	92,462	90,317	(2,145)

Deutsche Bank AG

	Australian Dollar	Buy	3/16/11	49,221	48,764	457

	Canadian Dollar	Sell	3/16/11	2,574	2,517	(57)

	Euro	Buy	3/16/11	12,006	11,998	8

Goldman Sachs International

	Australian Dollar	Buy	3/16/11	20,238	20,080	158

	British Pound	Buy	3/16/11	8,458	8,394	64

	Canadian Dollar	Sell	3/16/11	347,339	339,936	(7,403)

	Euro	Buy	3/16/11	229,085	228,831	254

	Japanese Yen	Buy	3/16/11	17,141	17,225	(84)

	Norwegian Krone	Buy	3/16/11	60,030	59,926	104

18

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $5,353,461) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	British Pound	Sell	3/16/11	$193,402	$191,924	$(1,478)

	Norwegian Krone	Buy	3/16/11	106,751	104,287	2,464

JPMorgan Chase Bank, N.A.

	British Pound	Sell	3/16/11	93,367	92,655	(712)

	Canadian Dollar	Buy	3/16/11	420,945	412,127	8,818

	Euro	Sell	3/16/11	258,203	257,940	(263)

	Japanese Yen	Buy	3/16/11	120,510	120,255	255

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/16/11	25,119	24,910	209

	British Pound	Sell	3/16/11	121,181	120,271	(910)

	Canadian Dollar	Buy	3/16/11	206,715	202,406	4,309

	Euro	Sell	3/16/11	134,967	134,865	(102)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/16/11	180,876	177,022	3,854

UBS AG

	Australian Dollar	Buy	3/16/11	7,729	7,666	63

	British Pound	Sell	3/16/11	118,741	118,192	(549)

	Canadian Dollar	Sell	3/16/11	19,045	18,632	(413)

	Euro	Buy	3/16/11	106,124	106,077	47

	Norwegian Krone	Buy	3/16/11	188,599	184,361	4,238

	Swiss Franc	Buy	3/16/11	48,025	47,780	245

Westpac Banking Corp.

	Australian Dollar	Buy	3/16/11	47,289	46,919	370

	British Pound	Buy	3/16/11	20,820	20,661	159

	Canadian Dollar	Buy	3/16/11	73,606	72,039	1,567

	Euro	Buy	3/16/11	28,705	28,680	25

Total						$24,492

WRITTEN OPTIONS OUTSTANDING at 2/28/11 (premiums received $175,737) (Unaudited)

	Number of	Expiration date/
	contracts	strike price	Value

United States Oil Fund LP (Call)	331,579	Apr-11/$48.00	$97,653

Total			$97,653

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

19

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$63,684	$—	$—

Energy	16,438,039	140,793	—

Utilities and power	43,600	—	—

Total common stocks	16,545,323	140,793	—
Convertible preferred stocks	—	19,527	—

Purchased options outstanding	—	169,271	—

Short-term investments	580,653	63,600	—

Totals by level	$17,125,976	$393,191	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$24,492	$—

Written options	—	(97,653)	—

Totals by level	$—	$(73,161)	$—

The accompanying notes are an integral part of these financial statements.

20

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value, including $58,956 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $13,673,754)	$16,874,914
Affiliated issuers (identified cost $644,253) (Notes 1 and 6)	644,253

Cash	362,520

Dividends, interest and other receivables	82,285

Receivable for shares of the fund sold	265,614

Receivable for investments sold	417,330

Unrealized appreciation on forward currency contracts (Note 1)	45,528

Receivable from Manager (Note 2)	949

Total assets	18,693,393

LIABILITIES

Payable for investments purchased	1,188,851

Payable for shares of the fund repurchased	1

Payable for investor servicing fees (Note 2)	3,770

Payable for custodian fees (Note 2)	7,315

Payable for Trustee compensation and expenses (Note 2)	1,226

Payable for administrative services (Note 2)	45

Payable for distribution fees (Note 2)	6,397

Unrealized depreciation on forward currency contracts (Note 1)	21,036

Written options outstanding, at value (premiums received $175,737) (Notes 1 and 3)	97,653

Collateral on securities loaned, at value (Note 1)	63,600

Other accrued expenses	33,112

Total liabilities	1,423,006

Net assets	$17,270,387

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,653,594

Distributions in excess of net investment income (Note 1)	(17,902)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	330,669

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,304,026

Total — Representing net assets applicable to capital shares outstanding	$17,270,387

(Continued on next page)

21

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,776,834 divided by 843,889 shares)	$15.14

Offering price per class A share (100/94.25 of $15.14)*	$16.06

Net asset value and offering price per class B share ($1,927,041 divided by 128,464 shares)**	$15.00

Net asset value and offering price per class C share ($889,410 divided by 59,277 shares)**	$15.00

Net asset value and redemption price per class M share ($333,555 divided by 22,165 shares)	$15.05

Offering price per class M share (100/96.50 of $15.05)*	$15.60

Net asset value, offering price and redemption price per class R share
($107,327 divided by 7,106 shares)	$15.10

Net asset value, offering price and redemption price per class Y share
($1,236,220 divided by 81,481 shares)	$15.17

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $6,179)	$103,480

Interest (including interest income of $410 from investments in affiliated issuers) (Note 6)	410

Securities lending (Note 1)	187

Total investment income	104,077

EXPENSES

Compensation of Manager (Note 2)	36,283

Investor servicing fees (Note 2)	19,120

Custodian fees (Note 2)	7,604

Trustee compensation and expenses (Note 2)	379

Administrative services (Note 2)	100

Distribution fees — Class A (Note 2)	11,196

Distribution fees — Class B (Note 2)	5,366

Distribution fees — Class C (Note 2)	3,030

Distribution fees — Class M (Note 2)	852

Distribution fees — Class R (Note 2)	103

Reports to shareholders	6,757

Auditing	23,903

Other	1,751

Fees waived and reimbursed by Manager (Note 2)	(28,979)

Total expenses	87,465

Expense reduction (Note 2)	(291)

Net expenses	87,174

Net investment income	16,903

Net realized gain on investments (Notes 1 and 3)	496,931

Net realized gain on foreign currency transactions (Note 1)	50,382

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	39,041

Net unrealized appreciation of investments and written options during the period	3,536,273

Net gain on investments	4,122,627

Net increase in net assets resulting from operations	$4,139,530

The accompanying notes are an integral part of these financial statements.

23

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income	$16,903	$64,683

Net realized gain on investments and foreign currency transactions	547,313	270,876

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	3,575,314	(868,413)

Net increase (decrease) in net assets resulting from operations	4,139,530	(532,854)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(101,468)	(78,152)

Class B	(6,391)	(5,133)

Class C	(3,998)	(2,142)

Class M	(1,800)	(1,412)

Class R	(396)	(109)

Class Y	(7,873)	(4,263)

Net realized short-term gain on investments

Class A	(81,829)	(101,818)

Class B	(9,510)	(8,258)

Class C	(5,616)	(3,738)

Class M	(2,103)	(2,123)

Class R	(328)	(185)

Class Y	(5,378)	(4,838)

From net realized long-term gain on investments
Class A	(212,754)	—

Class B	(24,726)	—

Class C	(14,601)	—

Class M	(5,467)	—

Class R	(852)	—

Class Y	(13,983)	—

Redemption fees (Note 1)	1,927	2,533

Increase from capital share transactions (Note 4)	4,925,854	3,448,720

Total increase in net assets	8,568,238	2,706,228

NET ASSETS

Beginning of period	8,702,149	5,995,921

End of period (including distributions in excess of net
investment income of $17,902 and undistributed
net investment income of $87,121, respectively)	$17,270,387	$8,702,149

* Unaudited

The accompanying notes are an integral part of these financial statements.

24

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25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
February 28, 2011**	$10.96	.03	4.76	4.79	(.16)	(.45)	(.61)	—	$15.14	44.40 *	$12,777	.70*	.19*	30*
August 31, 2010	11.53	.10	(.34)	(.24)	(.14)	(.19)	(.33)	—	10.96	(2.45)	6,891	1.48	.85	57
August 31, 2009†	10.00	.13	1.40	1.53	— [b]	—	— [b]	—	11.53	15.34 *	5,269	1.04*	1.22*	29*

Class B
February 28, 2011**	$10.84	(.02)	4.71	4.69	(.08)	(.45)	(.53)	—	$15.00	43.95 *	$1,927	1.07*	(.16)*	30*
August 31, 2010	11.47	.02	(.34)	(.32)	(.12)	(.19)	(.31)	—	10.84	(3.20)	781	2.23	.18	57
August 31, 2009†	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71 *	256	1.57*	.74*	29*

Class C
February 28, 2011**	$10.85	(.02)	4.71	4.69	(.09)	(.45)	(.54)	—	$15.00	43.87 *	$889	1.07*	(.18)*	30*
August 31, 2010	11.47	.02	(.34)	(.32)	(.11)	(.19)	(.30)	—	10.85	(3.19)	469	2.23	.13	57
August 31, 2009†	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71 *	150	1.57*	.70*	29*

Class M
February 28, 2011**	$10.88	(.01)	4.74	4.73	(.11)	(.45)	(.56)	—	$15.05	44.13 *	$334	.95*	(.05)*	30*
August 31, 2010	11.49	.05	(.35)	(.30)	(.12)	(.19)	(.31)	—	10.88	(2.96)	173	1.98	.45	57
August 31, 2009†	10.00	.10	1.39	1.49	— [b]	—	— [b]	—	11.49	14.92 *	65	1.39*	.91*	29*

Class R
February 28, 2011**	$10.94	.04	4.72	4.76	(.15)	(.45)	(.60)	—	$15.10	44.25 *	$107	.83*	.27*	30*
August 31, 2010	11.51	.07	(.34)	(.27)	(.11)	(.19)	(.30)	—	10.94	(2.71)	14	1.73	.60	57
August 31, 2009†	10.00	.10	1.41	1.51	— [b]	—	— [b]	—	11.51	15.12 *	12	1.22*	1.01*	29*

Class Y
February 28, 2011**	$10.99	.05	4.76	4.81	(.18)	(.45)	(.63)	—	$15.17	44.57 *	$1,236	.58*	.38*	30*
August 31, 2010	11.55	.14	(.35)	(.21)	(.16)	(.19)	(.35)	—	10.99	(2.19)	373	1.23	1.14	57
August 31, 2009†	10.00	.16	1.39	1.55	— [b]	—	— [b]	—	11.55	15.55 *	244	.86*	1.49*	29*

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2011	0.25%

August 31, 2010	1.14

August 31, 2009	4.00

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the energy industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

28

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 100,000 on purchased options contracts for the reporting period.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign

29

exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $4,200,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $33 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $58,956 and the fund received cash collateral of $63,600.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

30

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $14,360,736, resulting in gross unrealized appreciation and depreciation of $3,312,297 and $153,866, respectively, or net unrealized appreciation of $3,158,431.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $28,979 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

31

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $37 under the expense offset arrangements and by $254 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,828 and $82 from the sale of class A and class M shares, respectively, and received $314 and $154 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,539,698 and $3,354,080, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

32

Written option transactions during the reporting period are summarized as follows:

	Number of contracts	Premiums received

Written options outstanding
at beginning of the reporting period	—	$—

Options opened	331,579	175,737
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options outstanding
at end of the reporting period	331,579	$175,737

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	254,263	$3,552,820	315,909	$3,893,076

Shares issued in connection with
reinvestment of distributions	28,846	385,101	14,215	176,971

	283,109	3,937,921	330,124	4,070,047

Shares repurchased	(68,145)	(887,078)	(158,334)	(1,873,402)

Net increase	214,964	$3,050,843	171,790	$2,196,645

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	65,990	$926,618	71,971	$873,288

Shares issued in connection with
reinvestment of distributions	3,011	39,894	1,062	13,163

	69,001	966,512	73,033	886,451

Shares repurchased	(12,595)	(164,123)	(23,250)	(277,958)

Net increase	56,406	$802,389	49,783	$608,493

	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	19,119	$264,222	41,118	$486,208

Shares issued in connection with
reinvestment of distributions	1,260	16,700	435	5,394

	20,379	280,922	41,553	491,602

Shares repurchased	(4,339)	(54,557)	(11,368)	(129,529)

Net increase	16,040	$226,365	30,185	$362,073

33

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	5,896	$83,627	13,717	$170,868

Shares issued in connection with
reinvestment of distributions	688	9,133	285	3,535

	6,584	92,760	14,002	174,403

Shares repurchased	(357)	(4,339)	(3,744)	(46,409)

Net increase	6,227	$88,421	10,258	$127,994

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	6,340	$88,730	280	$3,310

Shares issued in connection with
reinvestment of distributions	118	1,576	24	294

	6,458	90,306	304	3,604

Shares repurchased	(643)	(9,175)	(13)	(145)

Net increase	5,815	$81,131	291	$3,459

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	50,352	$712,948	24,756	$293,868

Shares issued in connection with
reinvestment of distributions	2,006	26,818	730	9,100

	52,358	739,766	25,486	302,968

Shares repurchased	(4,863)	(63,061)	(12,667)	(152,912)

Net increase	47,495	$676,705	12,819	$150,056

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares	Percentage of ownership	Value

Class A	246,727	29.24%	$3,735,447

Class R	1,070	15.06	16,157

Class Y	1,077	1.32	16,338

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$45,528	Payables	$21,036

Equity contracts	Investments	169,271	Payables	97,653

Total		$214,799		$118,689

34

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$55,753	$55,753

Total	$55,753	$55,753

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$38,007	$38,007

Equity contracts	(54,382)	—	$(54,382)

Total	$(54,382)	$38,007	$(16,375)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $410 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,895,402 and $2,669,046, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Francis J. McNamara, III
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and Assistant
John A. Hill, Chairman	Beth S. Mazor	Treasurer
Jameson A. Baxter,	Vice President
Vice Chairman

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA719
266550 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGFFX

Putnam Global Financials Fund

Semiannual report
2 | 28 | 11

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of financial companies worldwide.

Putnam
Global Financials
Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions rarely become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund’s manager works with sector analysts who analyze companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerage firms.

The fund’s global mandate enables it to benefit from many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation’s economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it is beneficial for the fund’s manager to compare opportunities across companies, industries, and countries.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

David Morgan

David, how did the fund perform during the first half of its fiscal year?

For the six months ended February 28, 2011, Putnam Global Financials Fund’s class A shares returned 22.07%, slightly trailing the return of its benchmark, the MSCI World Financials Index (ND), which was up 22.81% over the same period. The funds in the Lipper Global Financial Services category posted an average return of 21.49%.

Those figures represent a significant turnaround since the last report to shareholders. What were some of the factors driving the rebound in financial stocks?

This past summer, investors were still digesting the news coming out of Europe surrounding sovereign debt and the banking sector. To offer a quick recap, the 2008 financial crisis led a number of European governments to extend unprecedented levels of liquidity to banks in an attempt to help them rebuild their balance sheets. Part of what made this situation problematic was that many of those governments were already dealing with rapidly ballooning deficits as spending continued to escalate while tax revenues remained stagnant. In May 2010, the situation came to a head in Greece, where unsustainable fiscal conditions prompted the government to accept a three-year bailout package extended by the European Union [EU] and the International Monetary Fund, and to begin implementing so-called “austerity measures” designed to boost revenues and rein in government spending. Meanwhile, other European countries were facing similar challenges, most notably Italy, Spain, Portugal, and — in particular — Ireland, which itself went on to accept a $100 billion bailout from the EU in November.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 14.

5

While the sovereign debt situation remains a significant concern, there is more certainty now in the market than there had been six months ago, which in itself is a positive development. It now seems unlikely that the challenges certain sovereign governments are currently facing will spill over to impair the entire European Union, as some in the market began to fear. However, some economies — most notably Greece, Ireland, and Portugal — will likely face many years of limited growth prospects given the negative impact of tough austerity measures. Ultimately, improving visibility in the financials sector, along with attractive valuations following the sell-off earlier in 2010, drew investors back into the sector and helped send prices higher during the semiannual period.

In addition, throughout 2010, there was significant uncertainty regarding the future shape and impact of regulation, most notably the Basel III proposals and U.S. financial reform. Over the course of the reporting period, much of that uncertainty abated as more of the details of the reform proposals have been announced. As a result, the market has been able to better understand and price in the implications for global financials, and ultimately this has been a positive development for the sector.

Could you elaborate on the relationship between European sovereign debt and the banking sector?

Unlike a typical U.S. or global bank, European banks are far more heavily reliant upon wholesale funding to finance their balance sheets. When the 2008 financial crisis hit and significant doubts emerged over the health of financial companies, European banks’ sources of funding became very expensive, or worse, completely shut down. Although unprecedented liquidity measures were put in place in the United States, EU, and United Kingdom, including implicit and explicit backing of bank wholesale funding, when the market began to doubt the creditworthiness of some of the sovereign entities providing this backing, those doubts once more impacted

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

6

the availability and cost of European banks’ funding. In summary, the health of the sovereign governments and the ability of European banks to access funding is very closely correlated. In addition, many banks themselves have invested in sovereign debt directly, including those in the most troubled economies of Greece, Spain, and Portugal. The decline in prices of these banks’ government debt investments has increased the risk of further losses to the banks, and therefore threatened their capital levels. In summary, the sovereign debt crisis has impacted banks’ profitability through higher costs of funding, which caused lower margins on traditional banking activities as well as potential write-downs on large sovereign investment portfolios in some cases.

You mentioned ongoing regulatory changes in Europe and the United States. How have they affected the global financials sector?

The rollouts of the Dodd-Frank Act in the United States and Basel III regulations globally, despite both being somewhat open-ended, already have had a significant impact on financial firms. Both sets of regulations were established to reduce the risk of a repeat of the recent financial crisis and to limit the future potential costs to taxpayers in the event of another financial crisis. Going forward, bank capital requirements will almost certainly be more stringent, both in terms of the amount and the quality of their capital requirements. In addition, the most aggressive varieties of proprietary trading are unlikely to reemerge due to regulation, especially certain aspects of the investment banking business. In general, banks’ balance sheets will be geared toward safer, more stable investments, much less leverage, and less volatile and more sustainable funding and liquidity. Ultimately, banks probably will

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

7

be less profitable than in the past, but it’s very likely they will also be less volatile than in previous cycles. Again, these regulations are not yet final, but as we continue to learn more details, investors have demonstrated a willingness to return to investing in banking stocks as the clouds gradually begin to clear.

Which particular holdings helped returns during the period?

JPMorgan Chase was the fund’s top-performing holding during the period. We believe the company continues to be one of the better-run banks in the United States, and its strong balance sheet and diverse business mix made it an attractive investment. We believe the company is well positioned for a range of market environments. Our overweight position in the stock further boosted the fund’s returns. Wharf Holdings was another solid performer for the fund. Wharf is a Hong Kong-based real estate holding company that owns a number of high-profile retail properties. Sales have been improving over the past several quarters, and the stock appreciated accordingly — so much so that we sold our position to lock in profits. Sberbank, the largest retail and commercial bank in Russia, was another key holding. During the worst of the economic downturn, the bank made large provisions for writedowns to its loan portfolio. As the economy has picked up, the provisions proved to have been overly conservative, meaning the bank’s loans have performed better than expected. In addition, the company’s revenues have been improving as it has increased loan activity and its margins have begun to stabilize. Given these developments, the stock appreciated considerably during the period. It is worth noting that Sberbank is not a component of the benchmark index; our position was a product of our research-driven approach to investing.

Which holdings detracted from performance relative to the benchmark?

Two of the biggest detractors were Irish financial firms. Although the fund had limited exposure to the most troubled European

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

sovereign countries, we had taken two small positions in Irish financials. The bursting of the real estate bubble hit Ireland particularly hard, and Irish financial companies dramatically sold off across the board in 2010 following the worsening sovereign debt crisis. In the case of Bank of Ireland, I believed the company’s shares had been oversold from a risk/return perspective, and established a position in the stock. The news from Ireland continued to get worse, especially regarding the increasing size of losses of the nationalized banks. The losses at Allied Irish Banks, in particular, became so significant as to threaten the sovereign fiscal stability at large. I sold the fund’s holdings in Bank of Ireland to avoid further losses, ahead of the eventual bailout of Ireland in November and further subsequent losses in the stock. Irish Life & Permanent (ILP) represented a similar story. Although the firm is primarily an insurance company and has only a small banking unit, the stock posted sharp declines as the European sovereign debt crisis unfolded. I felt the stock had considerable upside, given the company’s limited exposure to sovereign debt and real-estate securities. Despite those facts, ILP’s share price continued to struggle during the period, and I sold the position, believing better investment opportunities existed elsewhere.

What is your outlook for the fund and the financials sector going forward?

Even accounting for the recent rebound, I continue to see significant upside potential for the financials sector over time as the global economy and financial industry continue to heal. This healing process, however, could take years, and the markets are likely to remain volatile as recovery takes hold, I believe. The key risks, as I’ve discussed before, include a worse-than-expected economic outlook and a resurgence of sovereign-debt fears in Europe. I believe a double-dip recession is unlikely, but high commodity prices — particularly for food and fuel — along with persistently high unemployment represent real risks to the broader economy. In Europe, the fewer the surprises for investors, the better. Once the key remaining details of Basel III and U.S. financial reform are finalized, there should be some additional clarity on the outlook of the banking sector. In general, however, uncertainty in the markets is high. There are no clear answers as to what effect the political unrest in North Africa and the Middle East, as well as the recent disaster in Japan, will have on other parts of the world and the equity markets in general. The range of possible outcomes for equities, and for financial stocks specifically, is quite broad. This makes stock picking based on assumptions about future growth rates and market conditions challenging, to say the least. Nonetheless, our goal remains to use our extensive research capabilities to uncover attractively valued financial stocks poised for growth — an approach that we believe can serve investors well over the long term.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Morgan has a B.S. from Bristol University. He joined Putnam in 2004 and has been in the investment industry since 1995.

9

IN THE NEWS

Oil prices have surged in the past several months, pushed higher by political strife in Egypt and Libya and rising demand from around the globe. A barrel of Brent crude oil jumped to $111.80 on February 28, 2011, from $82.31 at the end of September 2010. With the United States showing signs of economic growth, the concern is that rising oil prices could tip the economy back into recession. If oil remains elevated for an extended period of time, consumer spending — the primary engine of GDP growth — could be significantly reduced. A more manageable price for oil today is generally considered to be between $90 and $100. This is not the first time in recent years that oil prices have exhibited significant price swings. In early July 2008, oil peaked at $146.08, but the global economic slowdown diminished worldwide demand for oil, knocking down the price to a low of $36.61 by late December of that year.

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	48.79%	40.24%	46.36%	43.36%	46.42%	46.42%	47.21%	42.09%	47.96%	49.65%
Annual average	19.86	16.67	18.96	17.85	18.99	18.99	19.28	17.37	19.55	20.18

1 year	12.73	6.22	11.87	6.87	11.92	10.92	12.27	8.37	12.48	13.01

6 months	22.07	15.03	21.63	16.63	21.67	20.67	21.90	17.62	21.91	22.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

		Lipper Global Financial Services
	MSCI World Financials Index (ND)	Funds category average*

Life of fund	48.40%	66.50%
Annual average	19.72	25.57

1 year	16.58	18.50

6 months	22.81	21.49

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/11, there were 41, 39, and 33 funds, respectively, in this Lipper category.

11

Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.120		$0.041	$0.037	$0.055		$0.136	$0.154

Capital gains — Long-term	0.371		0.371	0.371	0.371		0.371	0.371

Capital gains — Short-term	0.609		0.609	0.609	0.609		0.609	0.609

Total	$1.100		$1.021	$1.017	$1.035		$1.116	$1.134

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$11.59	$12.30	$11.47	$11.48	$11.54	$11.96	$11.57	$11.62

2/28/11	12.96	13.75	12.85	12.87	12.95	13.42	12.90	12.98

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	44.89%	36.56%	42.49%	39.49%	42.55%	42.55%	43.23%	38.25%	44.06%	45.85%
Annual average	17.62	14.61	16.76	15.68	16.78	16.78	17.03	15.23	17.32	17.96

1 year	2.66	–3.25	1.89	–2.80	1.93	0.99	2.14	–1.46	2.41	2.93

6 months	9.86	3.51	9.44	4.44	9.49	8.49	9.58	5.77	9.69	10.05

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.61%	3.36%	3.36%	3.11%	2.86%	2.36%

Annualized expense ratio for the six-month period
ended 2/28/11	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.76	$11.87	$11.87	$10.51	$9.13	$6.39

Ending value (after expenses)	$1,220.70	$1,216.30	$1,216.70	$1,219.00	$1,219.10	$1,222.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$10.79	$10.79	$9.54	$8.30	$5.81

Ending value (after expenses)	$1,017.80	$1,014.08	$1,014.08	$1,015.32	$1,016.56	$1,019.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Financials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 2/28/11 (Unaudited)

COMMON STOCKS (95.4%)*	Shares	Value

Banking (54.0%)
Australia & New Zealand Banking Group, Ltd. (Australia)	6,843	$168,949

Banco Bradesco SA (Preference) (Brazil)	3,300	63,446

Banco Santander Central Hispano SA (Spain)	18,629	229,751

Bank of America Corp.	18,200	260,078

Bank of New York Mellon Corp. (The)	3,385	102,870

Barclays PLC (United Kingdom)	27,824	144,777

BNP Paribas SA (France)	2,183	170,487

Bond Street Holdings, LLC 144A Class A † F	4,189	85,875

China Construction Bank Corp. (China)	58,000	50,880

Citigroup, Inc. †	39,600	185,328

Danske Bank A/S (Denmark) †	2,236	52,530

DBS Group Holdings, Ltd. (Singapore)	9,085	101,584

DnB NOR ASA (Norway)	7,335	113,409

Fifth Third Bancorp	3,900	56,940

HSBC Holdings PLC (London Exchange) (United Kingdom)	29,861	329,358

Industrial and Commercial Bank of China, Ltd. (China)	76,000	58,542

JPMorgan Chase & Co.	4,147	193,623

Lloyds Banking Group PLC (United Kingdom) †	103,725	104,551

Mitsubishi UFJ Financial Group, Inc. (Japan)	32,100	178,567

National Australia Bank, Ltd. (Australia)	6,546	172,892

National Bank of Canada (Canada)	974	75,084

PNC Financial Services Group, Inc.	850	52,445

Royal Bank of Canada (Canada)	3,310	193,569

Royal Bank of Scotland Group PLC (United Kingdom) †	77,343	56,821

Sberbank OJSC (Russia)	33,689	119,259

Shinhan Financial Group Co., Ltd. (South Korea)	2,220	92,898

Societe Generale (France)	1,633	114,843

Sumitomo Mitsui Financial Group, Inc. (Japan)	4,800	181,818

Suncorp Group, Ltd. (Australia)	4,394	37,919

SunTrust Banks, Inc.	1,732	52,254

Swedbank AB Class A (Sweden) †	3,649	64,287

Toronto-Dominion Bank (Canada)	1,910	159,904

U.S. Bancorp	4,012	111,253

UniCredito Italiano SpA (Italy)	27,675	71,166

Wells Fargo & Co.	8,691	280,372

		4,488,329
Commercial and consumer services (0.3%)
Savills PLC (United Kingdom)	4,014	24,716

		24,716
Consumer finance (1.0%)
Discover Financial Services	3,799	82,628

		82,628
Financial (4.4%)
CME Group, Inc.	282	87,781

Criteria Caixacorp SA (Spain)	9,947	72,013

Julius Baer Group, Ltd. (Switzerland)	1,838	82,421

ORIX Corp. (Japan)	830	93,315

Warsaw Stock Exchange (Poland) †	1,927	31,763

		367,293

17

COMMON STOCKS (95.4%)* cont.	Shares	Value

Homebuilding (0.4%)
Persimmon PLC (United Kingdom)	4,494	$34,390

		34,390
Insurance (20.5%)
Aflac, Inc.	1,888	111,128

AIA Group, Ltd. (Hong Kong) †	26,000	76,193

Allianz SE (Germany)	1,211	174,510

Allstate Corp. (The)	2,400	76,272

Assured Guaranty, Ltd. (Bermuda)	3,381	49,126

AXA SA (France)	6,608	138,822

Brown & Brown, Inc.	1,500	39,210

Employers Holdings, Inc.	2,200	44,264

Hartford Financial Services Group, Inc. (The)	3,317	98,183

ING Groep NV (Netherlands) †	13,936	174,797

Insurance Australia Group, Ltd. (Australia)	12,263	45,736

Intact Financial Corp. (Canada)	1,054	53,726

Marsh & McLennan Cos., Inc.	2,200	66,968

MBIA, Inc. †	3,000	33,630

MetLife, Inc.	2,300	108,928

Ping An Insurance (Group) Co. of China, Ltd. (China)	5,000	51,586

Progressive Corp. (The)	2,900	60,407

Prudential Financial, Inc.	1,437	94,598

Prudential PLC (United Kingdom)	11,559	133,792

XL Group PLC	2,872	67,061

		1,698,937
Investment banking/Brokerage (8.2%)
BGP Holdings PLC (Malta) F	82,319	114

BlackRock, Inc.	462	94,243

Credit Suisse Group (Switzerland)	956	44,239

Goldman Sachs Group, Inc. (The)	987	161,651

Invesco, Ltd.	3,817	102,448

Morgan Stanley	4,716	139,971

Schroders PLC (United Kingdom)	2,382	69,402

T. Rowe Price Group, Inc.	1,000	66,980

		679,048
Real estate (6.6%)
CFS Retail Property Trust (Australia) R	24,586	47,177

Digital Realty Trust, Inc. R	875	51,468

Link REIT (The) (Hong Kong) R	14,749	45,493

Mitsubishi Estate Co., Ltd. (Japan)	7,000	143,421

Mitsui Fudosan Co., Ltd. (Japan)	4,000	85,219

New World Development Co., Ltd. (Hong Kong)	0	—

ProLogis R	4,500	73,170

Simon Property Group, Inc. R	909	100,026

		545,974

Total common stocks (cost $6,459,859)		$7,921,315

18

WARRANTS (2.8%)*†	Expiration	Strike
	date	price	Warrants	Value

JPMorgan Chase & Co. W	10/28/18	$42.42	13,809	$231,301

Total warrants (cost $160,705)				$231,301

SHORT-TERM INVESTMENTS (1.2%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.17% [e]			99,045	$99,045

Total short-term investments (cost $99,045)				$99,045

TOTAL INVESTMENTS

Total investments (cost $6,719,609)				$8,251,661

Key to holding’s abbreviations

OJSC   Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $8,300,795.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $5,438 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	42.1%	Russia	1.4%

United Kingdom	10.9	Norway	1.4

Japan	8.3	Singapore	1.2

Canada	5.8	South Korea	1.1

Australia	5.7	Italy	0.9

France	5.1	Sweden	0.8

Spain	3.7	Brazil	0.8

Netherlands	2.1	Denmark	0.6

Germany	2.1	Bermuda	0.6

China	2.0	Poland	0.4

Switzerland	1.5	Malta	<0.1

Hong Kong	1.5	Total	100.0%

19

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $2,681,291) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	3/16/11	$26,137	$25,934	$203

	British Pound	Sell	3/16/11	41,641	41,335	(306)

	Euro	Sell	3/16/11	15,318	15,307	(11)

	Hong Kong Dollar	Sell	3/16/11	1,297	1,297	—

	Japanese Yen	Buy	3/16/11	42,493	42,703	(210)

	Norwegian Krone	Sell	3/16/11	87,324	83,730	(3,594)

	Swedish Krona	Buy	3/16/11	43,340	42,612	728

	Swiss Franc	Buy	3/16/11	36,396	36,146	250

Citibank, N.A.

	British Pound	Buy	3/16/11	147,695	146,495	1,200

	Canadian Dollar	Buy	3/16/11	12,354	12,093	261

	Danish Krone	Sell	3/16/11	37,392	37,360	(32)

	Euro	Sell	3/16/11	185,062	183,401	(1,661)

	Hong Kong Dollar	Buy	3/16/11	28,844	28,819	25

	Singapore Dollar	Buy	3/16/11	29,028	29,012	16

	Swiss Franc	Sell	3/16/11	31,012	30,794	(218)

Credit Suisse AG

	Australian Dollar	Buy	3/16/11	105,969	105,335	634

	British Pound	Sell	3/16/11	34,321	34,059	(262)

	Canadian Dollar	Buy	3/16/11	71,959	70,504	1,455

	Euro	Buy	3/16/11	43,609	43,561	48

	Japanese Yen	Sell	3/16/11	6,132	6,162	30

	Norwegian Krone	Buy	3/16/11	57,711	56,372	1,339

	Swiss Franc	Buy	3/16/11	431	428	3

Deutsche Bank AG

	Australian Dollar	Buy	3/16/11	28,475	28,211	264

	Euro	Buy	3/16/11	39,331	39,304	27

	Swedish Krona	Buy	3/16/11	22,436	22,025	411

	Swiss Franc	Buy	3/16/11	34,242	34,019	223

Goldman Sachs International

	British Pound	Sell	3/16/11	146,719	145,602	(1,117)

	Euro	Sell	3/16/11	37,537	37,495	(42)

	Japanese Yen	Sell	3/16/11	6,384	6,415	31

	Norwegian Krone	Sell	3/16/11	42,565	42,096	(469)

	Swedish Krona	Buy	3/16/11	18,568	18,246	322

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/16/11	35,594	35,298	296

	British Pound	Buy	3/16/11	103,289	102,513	776

	Canadian Dollar	Buy	3/16/11	18,324	17,935	389

	Euro	Buy	3/16/11	138,141	138,037	104

	Israeli Shekel	Buy	3/16/11	5,296	5,206	90

	Japanese Yen	Sell	3/16/11	8,311	8,353	42

	Swiss Franc	Buy	3/16/11	79,684	79,144	540

20

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $2,681,291) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/16/11	$89,357	$87,453	$1,904

	Euro	Buy	3/16/11	66,379	64,815	1,564

	Israeli Shekel	Buy	3/16/11	5,324	5,236	88

	Swedish Krona	Buy	3/16/11	17,605	17,308	297

UBS AG

	Australian Dollar	Sell	3/16/11	30,611	30,360	(251)

	British Pound	Sell	3/16/11	148,671	147,623	(1,048)

	Canadian Dollar	Sell	3/16/11	55,076	53,883	(1,193)

	Euro	Buy	3/16/11	163,947	163,874	73

	Israeli Shekel	Buy	3/16/11	5,324	5,231	93

	Norwegian Krone	Sell	3/16/11	16,698	16,323	(375)

	Swiss Franc	Buy	3/16/11	67,946	65,955	1,991

Westpac Banking Corp.

	Australian Dollar	Buy	3/16/11	23,187	23,005	182

	British Pound	Sell	3/16/11	1,952	1,937	(15)

	Canadian Dollar	Buy	3/16/11	78,856	77,177	1,679

	Euro	Sell	3/16/11	56,581	56,532	(49)

	Japanese Yen	Buy	3/16/11	31,481	31,221	260

Total						$6,985

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/11 (Unaudited)

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
baskets	826	12/21/11	(1 month USD-	A basket	$(113)
			LIBOR-BBA)	(GSCBPBAT)
				of common stocks

Total					$(113)

21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$59,106	$—	$—

Financial	6,144,031	1,632,189	85,989

Total common stocks	6,203,137	1,632,189	85,989
Warrants	231,301	—	—

Short-term investments	99,045	—	—

Totals by level	$6,533,483	$1,632,189	$85,989

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$6,985	$—

Total return swap contracts	—	(113)	—

Totals by level	$—	$6,872	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,620,564)	$8,152,616
Affiliated issuers (identified cost $99,045) (Note 6)	99,045

Foreign currency (cost $2,201) (Note 1)	1,374

Dividends, interest and other receivables	3,493

Foreign tax reclaim	4,413

Receivable for shares of the fund sold	12,587

Receivable for investments sold	68,971

Unrealized appreciation on forward currency contracts (Note 1)	17,838

Receivable from Manager (Note 2)	6,632

Total assets	8,366,969

LIABILITIES

Payable for investments purchased	738

Payable for shares of the fund repurchased	5,700

Payable for investor servicing fees (Note 2)	2,071

Payable for custodian fees (Note 2)	11,367

Payable for Trustee compensation and expenses (Note 2)	1,168

Payable for administrative services (Note 2)	27

Payable for distribution fees (Note 2)	3,298

Payable for auditing fees	23,900

Payable for reports to shareholders	6,368

Unrealized depreciation on forward currency contracts (Note 1)	10,853

Unrealized depreciation on swap contracts (Note 1)	113

Other accrued expenses	571

Total liabilities	66,174

Net assets	$8,300,795

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,691,576

Distributions in excess of net investment income (Note 1)	(50,865)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	121,565

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,538,519

Total — Representing net assets applicable to capital shares outstanding	$8,300,795

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($5,973,347 divided by 460,869 shares)	$12.96

Offering price per class A share (100/94.25 of $12.96)*	$13.75

Net asset value and offering price per class B share ($478,438 divided by 37,222 shares)**	$12.85

Net asset value and offering price per class C share ($423,734 divided by 32,930 shares)**	$12.87

Net asset value and redemption price per class M share ($37,339 divided by 2,884 shares)	$12.95

Offering price per class M share (100/96.50 of $12.95)*	$13.42

Net asset value, offering price and redemption price per class R share
($239,542 divided by 18,564 shares)	$12.90

Net asset value, offering price and redemption price per class Y share
($1,148,395 divided by 88,450 shares)	$12.98

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $1,944)	$50,572

Interest (including interest income of $101 from investments in affiliated issuers) (Note 6)	101

Total investment income	50,673

EXPENSES

Compensation of Manager (Note 2)	22,281

Investor servicing fees (Note 2)	11,478

Custodian fees (Note 2)	9,628

Trustee compensation and expenses (Note 2)	278

Administrative services (Note 2)	61

Distribution fees — Class A (Note 2)	6,671

Distribution fees — Class B (Note 2)	1,963

Distribution fees — Class C (Note 2)	1,841

Distribution fees — Class M (Note 2)	104

Distribution fees — Class R (Note 2)	462

Auditing	23,902

Other	4,070

Fees waived and reimbursed by Manager (Note 2)	(30,864)

Total expenses	51,875

Expense reduction (Note 2)	(16)

Net expenses	51,859

Net investment loss	(1,186)

Net realized gain on investments (Notes 1 and 3)	98,613

Net realized gain on swap contracts (Note 1)	7,401

Net realized gain on foreign currency transactions (Note 1)	55,927

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	17,731

Net unrealized appreciation of investments during the period	1,197,731

Net gain on investments	1,377,403

Net increase in net assets resulting from operations	$1,376,217

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income (loss)	$(1,186)	$73,060

Net realized gain on investments and foreign
currency transactions	161,941	703,041

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,215,462	(1,628,053)

Net increase (decrease) in net assets resulting from operations	1,376,217	(851,952)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(48,659)	(131,322)

Class B	(1,263)	(4,436)

Class C	(1,011)	(3,869)

Class M	(102)	(201)

Class R	(2,177)	(194)

Class Y	(9,265)	(4,729)

Net realized short-term gain on investments

Class A	(246,944)	(247,780)

Class B	(18,754)	(9,845)

Class C	(16,648)	(9,054)

Class M	(1,130)	(534)

Class R	(9,746)	(428)

Class Y	(36,640)	(8,134)

From net realized long-term gain on investments
Class A	(150,438)	—

Class B	(11,425)	—

Class C	(10,142)	—

Class M	(688)	—

Class R	(5,938)	—

Class Y	(22,321)	—

Redemption fees (Note 1)	1,610	1,239

Increase (decrease) from capital share transactions (Note 4)	1,652,114	(1,102,873)

Total increase (decrease) in net assets	2,436,650	(2,374,112)

NET ASSETS

Beginning of period	5,864,145	8,238,257

End of period (including distributions in excess of net investment income of $50,865 and undistributed net investment income
of $12,798, respectively)	$8,300,795	$5,864,145

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
February 28, 2011 **	$11.59	—	2.47	2.47	(.12)	(.98)	(1.10)	—	$12.96	22.07 *	$5,973	.70*	.02*	45*
August 31, 2010	13.64	.14	(1.53)	(1.39)	(.23)	(.43)	(.66)	—	11.59	(10.71)	4,647	1.49	1.05	101
August 31, 2009†	10.00	.12	3.53	3.65	(.01)	—	(.01)	—	13.64	36.51 *	7,166	1.06*	1.12*	46*

Class B
February 28, 2011 **	$11.47	(.05)	2.45	2.40	(.04)	(.98)	(1.02)	—	$12.85	21.63 *	$478	1.07*	(.36)*	45*
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.19)	(.43)	(.62)	—	11.47	(11.38)	326	2.24	.25	101
August 31, 2009†	10.00	.03	3.55	3.58	(.01)	—	(.01)	—	13.57	35.78 *	226	1.58*	.23*	46*

Class C
February 28, 2011 **	$11.48	(.04)	2.45	2.41	(.04)	(.98)	(1.02)	—	$12.87	21.67 *	$424	1.07*	(.35)*	45*
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.18)	(.43)	(.61)	—	11.48	(11.37)	345	2.24	.21	101
August 31, 2009†	10.00	.01	3.57	3.58	(.01)	—	(.01)	—	13.57	35.78 *	233	1.58*	.12*	46*

Class M
February 28, 2011 **	$11.54	(.03)	2.48	2.45	(.06)	(.98)	(1.04)	—	$12.95	21.90 *	$37	.95*	(.27)*	45*
August 31, 2010	13.59	.08	(1.54)	(1.46)	(.16)	(.43)	(.59)	—	11.54	(11.20)	23	1.99	.59	101
August 31, 2009†	10.00	.08	3.52	3.60	(.01)	—	(.01)	—	13.59	36.00 *	22	1.41*	.74*	46*

Class R
February 28, 2011 **	$11.57	(.02)	2.47	2.45	(.14)	(.98)	(1.12)	—	$12.90	21.91 *	$240	.82*	(.12)*	45*
August 31, 2010	13.61	.10	(1.52)	(1.42)	(.19)	(.43)	(.62)	—	11.57	(10.88)	13	1.74	.80	101
August 31, 2009†	10.00	.11	3.51	3.62	(.01)	—	(.01)	—	13.61	36.20 *	14	1.23*	1.07*	46*

Class Y
February 28, 2011 **	$11.62	.02	2.47	2.49	(.15)	(.98)	(1.13)	—	$12.98	22.25 *	$1,148	.57*	.12*	45*
August 31, 2010	13.66	.18	(1.54)	(1.36)	(.25)	(.43)	(.68)	—	11.62	(10.47)	509	1.24	1.38	101
August 31, 2009†	10.00	.12	3.55	3.67	(.01)	—	(.01)	—	13.66	36.72 *	578	.88*	1.05*	46*

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2011	0.43%

August 31, 2010	1.50

August 31, 2009	3.88

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the financial industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

28

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,400,000 on forward currency contracts for the reporting period.

E) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to manage

29

exposure to specific sectors or industries, to gain exposure to specific markets/countries, to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $39,429 on total return swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,446 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial

30

statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $6,756,796, resulting in gross unrealized appreciation and depreciation of $1,553,920 and $59,055, respectively, or net unrealized appreciation of $1,494,865.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $30,864, as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

31

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $17 under the expense offset arrangements and by $0 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,642 and $3 from the sale of class A and class M shares, respectively, and received $389 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,139,088 and $3,078,677, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

32

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	68,696	$861,332	131,021	$1,770,746

Shares issued in connection with
reinvestment of distributions	36,800	441,598	29,205	376,155

	105,496	1,302,930	160,226	2,146,901

Shares repurchased	(45,784)	(584,305)	(284,627)	(3,552,402)

Net increase (decrease)	59,712	$718,625	(124,401)	$(1,405,501)

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	12,074	$153,014	24,540	$329,724

Shares issued in connection with
reinvestment of distributions	2,628	31,321	1,115	14,280

	14,702	184,335	25,655	344,004

Shares repurchased	(5,908)	(75,630)	(13,881)	(181,793)

Net increase	8,794	$108,705	11,774	$162,211

	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	5,957	$74,628	23,142	$289,471

Shares issued in connection with
reinvestment of distributions	2,324	27,723	994	12,741

	8,281	102,351	24,136	302,212

Shares repurchased	(5,430)	(70,365)	(11,196)	(140,276)

Net increase	2,851	$31,986	12,940	$161,936

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	1,258	$15,487	885	$11,225

Shares issued in connection with
reinvestment of distributions	160	1,920	57	735

	1,418	17,407	942	11,960

Shares repurchased	(565)	(7,292)	(498)	(6,629)

Net increase	853	$10,115	444	$5,331

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	15,915	$199,016	106	$1,352

Shares issued in connection with
reinvestment of distributions	1,494	17,861	48	622

	17,409	216,877	154	1,974

Shares repurchased	—	—	—	—

Net increase	17,409	$216,877	154	$1,974

33

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	47,195	$601,610	38,090	$488,157

Shares issued in connection with
reinvestment of distributions	5,681	68,226	998	12,862

	52,876	669,836	39,088	501,019

Shares repurchased	(8,201)	(104,030)	(37,653)	(529,843)

Net increase (decrease)	44,675	$565,806	1,435	$(28,824)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares	Percent of ownership	Value

Class A	247,792	53.8%	$3,211,384

Class M	1,137	39.4	14,724

Class R	1,147	6.2	14,796

Class Y	1,053	1.2	13,668

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$17,838	Payables	$10,853

Equity contracts	Receivables	231,188	Payables	—

Total		$249,026		$10,853

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$56,866	$—	$56,866

Equity contracts	(924)	—	7,401	6,477

Total	$(924)	$56,866	$7,401	$63,343

34

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$18,254	$—	$18,254

Equity contracts	56,377	—	(113)	56,264

Total	$56,377	$18,254	$(113)	$74,518

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $101 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,397,967 and $1,422,765, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Francis J. McNamara, III
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
John A. Hill, Chairman	Beth S. Mazor	Assistant Treasurer
Jameson A. Baxter,	Vice President
Vice Chairman

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA720
266549 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGIAX

Putnam Global Industrials Fund

Semiannual report 2|28|11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

Putnam
Global Industrials
Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing opportunities in industrial products and services worldwide

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment. This can include those companies that produce aerospace and defense equipment, building and home improvement products, electrical components and machinery, and other commodities. The fund may also invest in service providers such as civil engineering firms and contractors, commercial printers, and transportation companies.

The fund’s portfolio managers conduct their fundamental research with support from analysts across Putnam’s Global Equity Research organization. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

The fund invests primarily in midsize and large companies, but can invest in companies of any size. The fund also diversifies geographically, targeting stocks in markets around the world.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

Ferat Ongoren and Ned Salter

Industrial stocks ranked among the best-performing equity sectors for the reporting period. How did Putnam Global Industrials Fund perform for the six months ended February 28, 2011?

Ned: It was a very rewarding six months, with industrial stocks benefiting from positive fundamentals across the sector as well as from investors’ increasing tolerance for risk. The fund’s class A shares generated a total return of 38.50% at net asset value — well ahead of the fund’s benchmark, the MSCI World Industrials Index (ND), which rose 31.83%. This outperformance was due, in part, to effective stock picking within the sector; half of the fund’s 10 best-performing stocks for the period were actually outside of the fund’s benchmark. The fund’s holdings in the automotive production and mining industries were especially gratifying. The fund also surpassed the 31.29% average return for its Lipper peer-group average of 50 Industrials Funds.

How would you place the rally in industrial stocks in the context of the broader markets and the global economic recovery?

Ferat: After weighing the evidence for most of 2010, investors during the fourth quarter delivered their verdict that a cyclical upturn had started. The United States and Europe have shown some signs of recovery, partially in response to fiscal stimulus and highly accommodative monetary policies by central banks.

The real driver for the strong comeback in global gross domestic product [GDP] growth and capital spending was strength in emerging-market economies. Against this backdrop, strong corporate earnings and attractive valuations pushed stock prices higher. Since the economic upturn was fueled

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

by capital spending, as opposed to typical consumer-led recoveries of the past, it is no surprise that industrials outperformed.

Do higher commodity prices create a head wind for industrial companies?

Ferat: It may sound counterintuitive, but we believe that the rise in commodity prices is generally positive for industrial companies for three reasons. First, higher commodity prices are leading indicators of a recovering economy, which is critical for industrials to perform well. Second, some end-market industrials, such as producers of machinery or automation companies, directly benefit from the increased activity. In other words, strong global demand for commodities is pushing companies that retrieve those raw materials to expand production, which, in turn, is increasing their need to replace parts or buy new equipment. Third, as the economies of commodity-rich nations improve, rising worker income leads to increased spending on goods and services at the local level — boosting global economic growth.

The impact of higher commodity prices is not all positive. At some point, especially with oil prices, we begin to see a price level that suppresses growth and becomes counterproductive. However, as we speak today, we don’t believe that we have reached that inflection point in the recovery.

How have you positioned the portfolio to benefit from the rise in commodity prices?

Ned: The fund remains exposed to the industrialization of emerging economies, the impact of China’s growth on global resources, and companies positioned to benefit from these two important long-term trends. We think this strategy is significant for three reasons.

First, many emerging markets are growing at twice the rate of global GDP. This is prompting significant industrial demand, especially for companies in the aviation, building technologies, and power generation and distribution industries. Second, the developing world is becoming more stable

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

and free-market-focused. Because of the increased stability, we are seeing more industrial companies shifting their production footprint to emerging countries, helping the companies’ profitability. Finally, and this trend carries both upside and downside potential, many emerging countries are characterized by high entry barriers — making it difficult for foreign industrial companies to gain a foothold in those markets. As a result, many new homegrown industrial companies have sprung up and, in turn, entered the global industrial marketplace to gain market share in developed markets. So it is important for us to assess the long-term winners coming from those countries as well as to avoid the established industrials that may be hurt by the new competition.

What are some examples of companies that contributed to performance for the period?

Ferat: Investments in the industrial companies with exposure to the automotive supply chain industry made a notable contribution to performance. The best-performing holding was Sensata Technologies, which supplies sensors and controls to manufacturers in the automotive, appliance, aircraft, industrial, and heating, ventilation, and air-conditioning [HVAC] markets. The Italian automobile manufacturer Fiat S.p.A., which has operations in many emerging markets, and the Chinese automaker Dongfeng Motor Group, benefited from rising global automotive production and a growing middle class in emerging markets.

Holdings in the mining industry were also rewarding. Bucyrus International is

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

a manufacturer of mining equipment for surface and underground mining, and its stock price rallied on news that it was being purchased by Caterpillar. The stock of China-based International Mining Machinery rose in response to China’s strong demand for coal.

In the technology arena, investments in U.S.-based L-1 Identity Solutions were successful. L-1 works closely with federal and state agencies, international governments, law enforcement, and commercial businesses to guard the public against crime, identity theft, and global terrorism. In December 2010, shareholders voted in favor of a merger with Safran.

Dongfeng, Bucyrus, and L-1 were sold before the end of the period to lock in profits.

Which holdings or strategies detracted from performance during the period?

Ned: The biggest detractor from results was Caterpillar given our decision not to hold the stock. However, while this decision was a drawback, the fund’s exposure to other construction companies, such as Parker Hannifin, which we believe has greater longer-term prospects, was beneficial since its stock outperformed that of Caterpillar.

In most cases, the portfolio benefited from higher commodity prices. However, investments in airline companies hurt results. U.S. Airways Group and EasyJet fell into this category. Given the higher cost of fuel and its dampening effect on profits, we scaled back the fund’s exposure to the sector, selling investments in EasyJet before period end.

Do industrial stocks have more upside potential?

Ferat: We are seeing many positive trends that bode well for the industrials sector for the foreseeable future. In the developed world, business profits and spending have been the bright spots, and we believe that the industrials sector is one of the best ways to benefit from this trend. In emerging markets, a massive need for capital investment continues, which is also positive for industrials. As long as we do not face a

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

macroeconomic event that disrupts global trade patterns or the emergence of a new middle class in developing regions, we think that industrials have room to outperform.

Ned: The composition of the recovery in industrial stocks continues to evolve. Starting in the spring of 2010, early-cycle industrial subsectors, which tend to lead in the early stages of a recovery, made strong gains. However, in the fourth quarter 2010, order activity for late-cycle industrial subsectors, such as commercial construction, picked up as the pace of economic activity improved worldwide. This development suggests that we are entering the early stages of a late-cycle recovery in the industrials sector.

Risks to the global recovery remain, from Europe’s sovereign debt troubles to the unfolding events in the Middle East and North Africa. However, we continue to see opportunities for profit growth among industrial companies, but it will fall to astute stock picking to pinpoint those that can sustain their earnings into the later stages of the economic recovery.

Thank you, Ferat and Ned, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Ferat Ongoren has an M.B.A. from the Stern School of Business at New York University and a B.A. from Bosphorus University in Istanbul, Turkey. He joined Putnam in 2009 and has been in the investment industry since 1997.

Portfolio Manager Ned Salter has an M.B.A. from Harvard Business School and an A.B. from Kenyon College. He has been in the investment industry since he joined Putnam in 2001.

IN THE NEWS

Oil prices have surged in the past several months, pushed higher by political strife in Egypt and Libya and rising demand from around the globe. A barrel of Brent crude oil jumped to $111.80 on February 28, 2011, from $82.31 at the end of September 2010. With the United States showing signs of economic growth, the concern is that rising oil prices could tip the economy back into recession. If oil remains elevated for an extended period of time, consumer spending — the primary engine of GDP growth — could be significantly reduced. A more manageable price for oil today is generally considered to be between $90 and $100. This is not the first time in recent years that oil prices have exhibited significant price swings. In early July 2008, oil peaked at $146.08, but the global economic slowdown diminished worldwide demand for oil, knocking down the price to a low of $36.61 by late December of that year.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	80.70%	70.31%	77.94%	74.94%	77.91%	77.91%	78.98%	72.76%	79.97%	81.82%
Annual average	30.96	27.47	30.05	29.04	30.04	30.04	30.39	28.31	30.72	31.33

1 year	37.62	29.68	36.70	31.70	36.62	35.62	37.06	32.21	37.37	38.00

6 months	38.50	30.56	38.03	33.03	38.06	37.06	38.27	33.44	38.47	38.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

	MSCI World	Lipper Industrials Funds
	Industrials Index (ND)	category average*

Life of fund	67.11%	73.92%
Annual average	26.37	28.26

1 year	29.75	29.43

6 months	31.83	31.29

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/11, there were 50, 46, and 42 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.160		$0.089	$0.111	$0.110		$0.123	$0.183

Capital gains — Long-term	0.146		0.146	0.146	0.146		0.146	0.146

Capital gains — Short-term	1.060		1.060	1.060	1.060		1.060	1.060

Total	$1.366		$1.295	$1.317	$1.316		$1.329	$1.389

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$12.51	$13.27	$12.38	$12.38	$12.44	$12.89	$12.49	$12.54

2/28/11	15.86	16.83	15.70	15.68	15.79	16.36	15.87	15.91

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	81.84%	71.39%	78.85%	75.85%	78.82%	78.82%	80.00%	73.75%	81.10%	82.97%
Annual average	29.91	26.59	28.97	28.02	28.96	28.96	29.34	27.35	29.68	30.27

1 year	27.82	20.49	26.94	21.94	26.87	25.87	27.29	22.86	27.69	28.19

6 months	22.44	15.39	21.98	16.98	22.01	21.01	22.25	18.00	22.39	22.71

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	3.11%	3.86%	3.86%	3.61%	3.36%	2.86%

Annualized expense ratio for the six-month period
ended 2/28/11	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.40	$12.81	$12.81	$11.34	$9.87	$6.93

Ending value (after expenses)	$1,385.00	$1,380.30	$1,380.60	$1,382.70	$1,384.70	$1,387.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$10.84	$10.84	$9.59	$8.35	$5.86

Ending value (after expenses)	$1,017.75	$1,014.03	$1,014.03	$1,015.27	$1,016.51	$1,018.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/28/11 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (16.6%)
Cobham PLC (United Kingdom)	14,820	$54,366

General Dynamics Corp.	6,000	456,720

Goodrich Corp.	200	17,246

Kratos Defense & Security Solutions, Inc. †	11,600	167,156

MTU Aero Engines Holding AG (Germany)	4,228	281,962

Northrop Grumman Corp.	4,900	326,732

Precision Castparts Corp.	4,600	652,050

Raytheon Co.	1,755	89,874

Rockwell Collins, Inc.	1,200	77,328

Safran SA (France)	16,925	602,262

United Technologies Corp.	1,867	155,969

		2,881,665
Airlines (3.7%)
Deutsche Lufthansa AG (Germany) †	13,953	285,327

Qantas Airways, Ltd. (Australia) †	34,420	82,526

US Airways Group, Inc. † S	31,500	271,215

		639,068
Automotive (7.4%)
Daimler AG (Registered Shares) (Germany) †	2,451	172,708

Fiat Industrial SpA (Italy) †	33,077	462,041

Fiat SpA (Italy)	18,093	167,949

Volvo AB Class B (Sweden) †	28,589	495,087

		1,297,785
Commercial and consumer services (1.0%)
Experian Group, Ltd. (Ireland)	8,082	102,553

Sthree PLC (United Kingdom)	11,057	75,188

		177,741
Communications equipment (0.3%)
Harris Corp.	1,000	46,660

		46,660
Conglomerates (22.8%)
General Electric Co.	71,299	1,491,575

Honeywell International, Inc.	11,000	637,010

Mitsubishi Corp. (Japan)	2,700	74,994

Mitsui & Co., Ltd. (Japan)	15,900	290,384

Siemens AG (Germany)	4,444	598,622

Textron, Inc.	1,700	46,053

Tyco International, Ltd.	18,000	816,120

		3,954,758
Construction (0.4%)
China National Materials Co., Ltd. (China)	77,000	66,013

		66,013
Consumer services (0.4%)
Avis Budget Group, Inc. †	4,100	62,812

		62,812
Electrical equipment (8.5%)
Daikin Industries, Ltd. (Japan)	1,400	47,578

Emerson Electric Co.	7,600	453,416

Mitsubishi Electric Corp. (Japan)	35,000	415,268

Prysmian SpA (Italy)	3,234	68,298

COMMON STOCKS (95.9%)* cont.	Shares	Value

Electrical equipment cont.
Rexel SA (France) †	4,014	$96,959

Schneider Electric SA (France)	1,582	261,818

Sun King Power Electronics Group. (China) †	300,000	67,133

WESCO International, Inc. †	1,100	64,042

		1,474,512
Electronics (4.0%)
Hollysys Automation Technologies, Ltd. (China) †	2,200	33,110

L-3 Communications Holdings, Inc.	6,100	483,669

Sensata Technologies Holding NV (Netherlands) †	3,670	121,477

Yokogawa Electric Corp. (Japan)	8,200	63,536

		701,792
Energy (other) (0.3%)
First Solar, Inc. † S	400	58,956

		58,956
Engineering and construction (2.0%)
Daelim Industrial Co., Ltd. (South Korea)	885	77,344

Fluor Corp.	1,700	120,292

KEPCO Engineering & Construction Co., Inc. (South Korea)	1,265	91,727

Shaw Group, Inc. †	1,600	63,552

		352,915
Industrial (0.8%)
China Ming Yang Wind Power Group, Ltd. ADS (China) †	13,894	136,439

		136,439
Machinery (10.9%)
Alstom SA (France)	1,237	73,787

Babcock & Wilcox Co. †	1,450	48,967

Cummins, Inc.	900	91,008

Hitachi Construction Machinery Co., Ltd. (Japan)	6,200	155,450

International Mining Machinery Holdings, Ltd. (China) †	113,500	83,171

Lonking Holdings, Ltd. (China)	156,000	87,799

Metso OYJ (Finland)	4,162	215,201

Parker Hannifin Corp.	8,550	762,489

Sumitomo Heavy Industries, Ltd. (Japan)	43,000	302,770

Zardoya Otis SA (Spain)	4,788	74,680

		1,895,322
Manufacturing (9.7%)
Cooper Industries PLC	5,100	328,185

Dover Corp.	1,100	70,675

Eaton Corp.	1,100	121,858

Flowserve Corp.	400	49,988

Illinois Tool Works, Inc.	7,800	421,980

Ingersoll-Rand PLC	15,000	679,500

Xinjiang Goldwind Science & Technology Co., Ltd. (China) †	1,600	2,585

		1,674,771
Metals (0.4%)
Vallourec SA (France)	679	70,357

		70,357
Power producers (0.4%)
China WindPower Group, Ltd. (China) †	730,000	69,500

		69,500

COMMON STOCKS (95.9%)* cont.		Shares	Value

Railroads (1.6%)
Canadian National Railway Co. (Canada)		1,436	$105,079

CSX Corp.		2,200	164,252

			269,331
Shipping (1.6%)
D/S Norden (Denmark)		937	33,253

FedEx Corp.		400	36,008

Swift Transportation Co. †		14,300	206,206

			275,467
Software (0.3%)
Mantech International Corp. Class A †		1,100	47,520

			47,520
Technology services (0.4%)
Iron Mountain, Inc.		1,500	39,000

SAIC, Inc. †		1,600	26,144

			65,144
Transportation services (1.5%)
Deutsche Post AG (Germany)		9,053	166,070

TNT NV (Netherlands)		3,525	92,616

			258,686
Trucks and parts (0.9%)
Aisin Seiki Co., Ltd. (Japan)		4,200	160,589

			160,589

Total common stocks (cost $14,442,132)			$16,637,803

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.7%)*	strike price	amount	Value

General Electric Co. (Call)	Apr-11/$22.00	197,143	$56,416

Honeywell International, Inc. (Call)	Apr-11/62.50	152,500	38,125

U.S. Airways Group, Inc. (Call)	Apr-11/10.00	68,671	17,041

U.S. Airways Group, Inc. (Put)	Apr-11/10.00	68,671	12,308

Total purchased options outstanding (cost $91,522)			$123,890

SHORT-TERM INVESTMENTS (4.1%)*		Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]		257,700	$257,700

Putnam Money Market Liquidity Fund 0.17% [e]		461,253	461,253

Total short-term investments (cost $718,953)			$718,953

TOTAL INVESTMENTS

Total investments (cost $15,252,607)			$17,480,646

Key to holding’s abbreviations

ADS	American Depository Shares

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $17,341,718.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $5,917 to cover certain derivatives contracts.

ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	59.4%	Netherlands	1.2%

Japan	8.8	South Korea	1.0

Germany	8.7	United Kingdom	0.8

France	6.4	Canada	0.6

Italy	4.1	Ireland	0.6

China	3.2	Australia	0.5

Sweden	2.9	Other	0.6

Finland	1.2	Total	100.0%

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $6,370,468) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/16/11	$41,289	$40,527	$762

	British Pound	Sell	3/16/11	18,055	17,917	(138)

	Canadian Dollar	Buy	3/16/11	2,985	2,915	70

	Euro	Sell	3/16/11	477,214	476,862	(352)

	Norwegian Krone	Buy	3/16/11	6,387	6,239	148

	Singapore Dollar	Buy	3/16/11	46,099	46,069	30

	Swedish Krona	Buy	3/16/11	169,556	166,576	2,980

	Swiss Franc	Buy	3/16/11	74,730	74,161	569

Barclays Bank PLC

	Australian Dollar	Buy	3/16/11	39,560	39,254	306

	British Pound	Buy	3/16/11	34,159	33,908	251

	Canadian Dollar	Buy	3/16/11	48,899	47,847	1,052

	Hong Kong Dollar	Buy	3/16/11	109,636	109,650	(14)

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $6,370,468) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Japanese Yen	Buy	3/16/11	$272,742	$274,086	$(1,344)

	Swedish Krona	Sell	3/16/11	52,656	51,771	(885)

Citibank, N.A.

	British Pound	Buy	3/16/11	125,085	123,254	1,831

	Canadian Dollar	Sell	3/16/11	19,560	19,147	(413)

	Danish Krone	Buy	3/16/11	130,020	129,184	836

	Euro	Sell	3/16/11	74,384	74,317	(67)

	Hong Kong Dollar	Sell	3/16/11	217,140	217,117	(23)

	Singapore Dollar	Sell	3/16/11	10,542	10,536	(6)

	Swedish Krona	Buy	3/16/11	7,058	6,934	124

	Swiss Franc	Buy	3/16/11	115,003	114,193	810

Credit Suisse AG

	British Pound	Buy	3/16/11	74,823	74,252	571

	Canadian Dollar	Buy	3/16/11	86,372	84,522	1,850

	Euro	Sell	3/16/11	82,388	82,326	(62)

	Japanese Yen	Buy	3/16/11	146,415	147,135	(720)

	Norwegian Krone	Buy	3/16/11	13,522	13,209	313

	Swedish Krona	Buy	3/16/11	18,520	18,194	326

	Swiss Franc	Buy	3/16/11	44,580	43,245	1,335

Deutsche Bank AG

	Euro	Buy	3/16/11	19,044	19,031	13

	Swedish Krona	Buy	3/16/11	107,980	106,003	1,977

	Swiss Franc	Buy	3/16/11	86,790	86,224	566

Goldman Sachs International

	Australian Dollar	Buy	3/16/11	43,628	43,287	341

	British Pound	Sell	3/16/11	29,279	29,056	(223)

	Canadian Dollar	Sell	3/16/11	36,958	36,151	(807)

	Euro	Buy	3/16/11	30,637	30,603	34

	Japanese Yen	Buy	3/16/11	418,300	420,344	(2,044)

	Norwegian Krone	Buy	3/16/11	20,801	20,325	476

	Swedish Krona	Buy	3/16/11	11,447	11,248	199

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/16/11	25,221	25,023	198

	British Pound	Buy	3/16/11	165,262	163,999	1,263

	Euro	Sell	3/16/11	40,159	40,130	(29)

	Hong Kong Dollar	Sell	3/16/11	23,463	23,473	10

	Norwegian Krone	Sell	3/16/11	14,842	14,500	(342)

	Singapore Dollar	Buy	3/16/11	13,688	13,680	8

	Swiss Franc	Buy	3/16/11	38,980	38,705	275

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $6,370,468) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A.

	British Pound	Sell	3/16/11	$14,802	$14,689	$(113)

	Canadian Dollar	Buy	3/16/11	22,545	22,115	430

	Euro	Sell	3/16/11	270,486	270,210	(276)

	Hong Kong Dollar	Sell	3/16/11	23,155	23,162	7

	Japanese Yen	Buy	3/16/11	358,311	358,335	(24)

	Norwegian Krone	Sell	3/16/11	17,376	16,972	(404)

	Singapore Dollar	Buy	3/16/11	223,338	223,028	310

	Swedish Krona	Buy	3/16/11	56,619	55,726	893

	Swiss Franc	Buy	3/16/11	98,528	97,810	718

Royal Bank of Scotland PLC (The)

	British Pound	Buy	3/16/11	2,928	2,906	22

	Canadian Dollar	Buy	3/16/11	26,972	26,398	574

	Euro	Buy	3/16/11	19,734	19,720	14

	Japanese Yen	Buy	3/16/11	280,583	277,866	2,717

	Swiss Franc	Buy	3/16/11	56,317	55,935	382

State Street Bank and Trust Co.

	Australian Dollar	Sell	3/16/11	12,305	12,212	(93)

	Canadian Dollar	Buy	3/16/11	88,636	86,748	1,888

	Euro	Sell	3/16/11	55,201	53,900	(1,301)

	Swedish Krona	Sell	3/16/11	46,435	45,175	(1,260)

UBS AG

	Australian Dollar	Buy	3/16/11	27,865	27,637	228

	British Pound	Buy	3/16/11	94,993	94,286	707

	Canadian Dollar	Buy	3/16/11	25,839	25,279	560

	Euro	Sell	3/16/11	250,889	250,777	(112)

	Japanese Yen	Buy	3/16/11	65,696	65,996	(300)

	Norwegian Krone	Buy	3/16/11	13,665	13,358	307

	Swiss Franc	Buy	3/16/11	48,564	48,316	248

Westpac Banking Corp.

	British Pound	Buy	3/16/11	87,673	87,000	673

	Canadian Dollar	Buy	3/16/11	57,341	56,120	1,221

	Euro	Buy	3/16/11	280,284	280,042	242

	Japanese Yen	Sell	3/16/11	24,812	24,786	(26)

	Swedish Krona	Sell	3/16/11	67,955	66,835	(1,118)

Total						$19,169

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$70,357	$66,013	$—

Capital goods	7,084,799	1,491,414	—

Conglomerates	3,589,380	365,378	—

Consumer cyclicals	1,475,526	—	—

Consumer staples	62,812	—	—

Energy	58,956	—	—

Technology	797,580	63,536	—

Transportation	1,360,026	82,526	—

Utilities and power	—	69,500	—

Total common stocks	14,499,436	2,138,367	—

Purchased options outstanding	—	123,890	—

Short-term investments	461,253	257,700	—

Totals by level	$14,960,689	$2,519,957	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$19,169	$—

Totals by level	$—	$19,169	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value, including $250,857 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $14,533,654)	$16,761,693
Affiliated issuers (identified cost $718,953) (Notes 1 and 6)	718,953

Cash	256,388

Dividends, interest and other receivables	29,050

Receivable for shares of the fund sold	102,665

Receivable for investments sold	104,477

Unrealized appreciation on forward currency contracts (Note 1)	31,665

Receivable from Manager (Note 2)	15,212

Total assets	18,020,103

LIABILITIES

Payable for investments purchased	348,493

Payable for shares of the fund repurchased	4,939

Payable for investor servicing fees (Note 2)	3,599

Payable for custodian fees (Note 2)	10,829

Payable for Trustee compensation and expenses (Note 2)	1,165

Payable for administrative services (Note 2)	44

Payable for distribution fees (Note 2)	6,130

Unrealized depreciation on forward currency contracts (Note 1)	12,496

Collateral on securities loaned, at value (Note 1)	257,700

Other accrued expenses	32,990

Total liabilities	678,385

Net assets	$17,341,718

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$14,834,238

Distributions in excess of net investment income (Note 1)	(51,567)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	311,747

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,247,300

Total — Representing net assets applicable to capital shares outstanding	$17,341,718

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($14,866,023 divided by 937,371 shares)	$15.86

Offering price per class A share (100/94.25 of $15.86)*	$16.83

Net asset value and offering price per class B share ($456,064 divided by 29,050 shares)**	$15.70

Net asset value and offering price per class C share ($632,109 divided by 40,326 shares)** ***	$15.68

Net asset value and redemption price per class M share ($70,467 divided by 4,461 shares)***	$15.79

Offering price per class M share (100/96.50 of $15.79)*	$16.36

Net asset value, offering price and redemption price per class R share
($20,911 divided by 1,317 shares)***	$15.87

Net asset value, offering price and redemption price per class Y share
($1,296,144 divided by 81,492 shares)	$15.91

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,173)	$85,596

Interest (including interest income of $299 from investments in affiliated issuers) (Note 6)	420

Securities lending	215

Total investment income	86,231

EXPENSES

Compensation of Manager (Note 2)	32,257

Investor servicing fees (Note 2)	16,797

Custodian fees (Note 2)	11,616

Trustee compensation and expenses (Note 2)	351

Administrative services (Note 2)	95

Distribution fees — Class A (Note 2)	11,042

Distribution fees — Class B (Note 2)	1,265

Distribution fees — Class C (Note 2)	1,754

Distribution fees — Class M (Note 2)	153

Distribution fees — Class R (Note 2)	45

Auditing	23,902

Other	5,674

Fees waived and reimbursed by Manager (Note 2)	(31,429)

Total expenses	73,522

Expense reduction (Note 2)	(1,005)

Net expenses	72,517

Net investment income	13,714

Net realized gain on investments (Notes 1 and 3)	529,804

Net realized gain on foreign currency transactions (Note 1)	89,894

Net realized gain on written options (Notes 1 and 3)	5,826

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	11,363

Net unrealized appreciation of investments during the period	2,035,385

Net gain on investments	2,672,272

Net increase in net assets resulting from operations	$2,685,986

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income	$13,714	$2,854

Net realized gain on investments
and foreign currency transactions	625,524	731,310

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,046,748	(384,377)

Net increase in net assets resulting from operations	2,685,986	349,787

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(90,568)	(58,808)

Class B	(1,567)	(1,406)

Class C	(2,835)	(591)

Class M	(292)	(228)

Class R	(149)	(137)

Class Y	(9,079)	(2,322)

Net realized short-term gain on investments

Class A	(605,431)	(119,042)

Class B	(18,662)	(3,238)

Class C	(27,072)	(1,410)

Class M	(2,819)	(555)

Class R	(1,281)	(335)

Class Y	(52,590)	(4,125)

From net realized long-term gain on investments
Class A	(83,390)	—

Class B	(2,570)	—

Class C	(3,729)	—

Class M	(388)	—

Class R	(177)	—

Class Y	(7,244)	—

Redemption fees (Note 1)	3,612	620

Increase from capital share transactions (Note 4)	10,095,182	1,289,192

Total increase in net assets	11,874,937	1,447,402

NET ASSETS

Beginning of period	5,466,781	4,019,379

End of period (including distributions in excess of net investment income of $51,567 and undistributed net investment income
of $39,209, respectively)	$17,341,718	$5,466,781

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
February 28, 2011**	$12.51	.02	4.69	4.71	(.16)	(1.21)	(1.37)	.01	$15.86	38.50 *	$14,866	.70*	.15*	32*
August 31, 2010	11.67	.01	1.33	1.34	(.17)	(.33)	(.50)	— [b]	12.51	11.55	4,749	1.46	.08	129
August 31, 2009†	10.00	.12	1.57	1.69	(.02)	—	(.02)	— [b]	11.67	16.96 *	3,787	.94*	1.22*	211*

Class B
February 28, 2011**	$12.38	(.03)	4.64	4.61	(.09)	(1.21)	(1.30)	.01	$15.70	38.03 *	$456	1.07*	(.22)*	32*
August 31, 2010	11.61	(.08)	1.33	1.25	(.15)	(.33)	(.48)	— [b]	12.38	10.81	128	2.21	(.64)	129
August 31, 2009†	10.00	.05	1.58	1.63	(.02)	—	(.02)	— [b]	11.61	16.34 *	45	1.47*	.44*	211*

Class C
February 28, 2011**	$12.38	(.03)	4.64	4.61	(.11)	(1.21)	(1.32)	.01	$15.68	38.06 *	$632	1.07*	(.21)*	32*
August 31, 2010	11.62	(.08)	1.31	1.23	(.14)	(.33)	(.47)	— [b]	12.38	10.67	145	2.21	(.63)	129
August 31, 2009†	10.00	.05	1.59	1.64	(.02)	—	(.02)	— [b]	11.62	16.44 *	21	1.47*	.54*	211*

Class M
February 28, 2011**	$12.44	(.02)	4.68	4.66	(.11)	(1.21)	(1.32)	.01	$15.79	38.27 *	$70	.95*	(.10)*	32*
August 31, 2010	11.64	(.05)	1.32	1.27	(.14)	(.33)	(.47)	— [b]	12.44	10.98	24	1.96	(.41)	129
August 31, 2009†	10.00	.09	1.57	1.66	(.02)	—	(.02)	— [b]	11.64	16.64 *	12	1.29*	.88*	211*

Class R
February 28, 2011**	$12.49	—	4.70	4.70	(.12)	(1.21)	(1.33)	.01	$15.87	38.47 *	$21	.83*	(.01)*	32*
August 31, 2010	11.66	(.02)	1.32	1.30	(.14)	(.33)	(.47)	— [b]	12.49	11.22	13	1.71	(.16)	129
August 31, 2009†	10.00	.10	1.58	1.68	(.02)	—	(.02)	— [b]	11.66	16.85 *	12	1.12*	1.06*	211*

Class Y
February 28, 2011**	$12.54	.04	4.71	4.75	(.18)	(1.21)	(1.39)	.01	$15.91	38.77 *	$1,296	.58*	.27*	32*
August 31, 2010	11.69	.04	1.33	1.37	(.19)	(.33)	(.52)	— [b]	12.54	11.82	408	1.21	.33	129
August 31, 2009†	10.00	.12	1.59	1.71	(.02)	—	(.02)	— [b]	11.69	17.18 *	144	.76*	1.15*	211*

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2011	0.31%

August 31, 2010	2.16

August 31, 2009	5.57

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Industrials Fund (the fund), is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in the common stocks of companies worldwide in the industrial products, services or equipment industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

30

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to further express our fundamental opinion on stocks we own or actively cover. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $200,000 on purchased options contracts for the reporting period.

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E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $4,800,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund had a net liability position of $1,399 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $250,857 and the fund received cash collateral of $257,700.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a

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commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $15,298,618, resulting in gross unrealized appreciation and depreciation of $2,380,508 and $198,480, respectively, or net unrealized appreciation of $2,182,028.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has also contractually agreed, through December 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $31,429 as a result of this limit.

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Putnam Management had also contractually agreed, through December 30, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the  fund’s  expenses were reduced by $45 under the expense offset arrangements and by $960 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,316 and no monies from the sale of class A and class M shares, respectively, and received $615 and $84 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

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A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,788,414 and $3,113,134, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written equity option	Written equity option
		contract amounts	premiums received

Written options outstanding at the	USD	—	$—
beginning of the reporting period	DKK	—	—

Options opened	USD	17,760	5,082
	DKK	19,720	1,108

Options exercised	USD	—	—
	DKK	—	—

Options expired	USD	(17,760)	(5,082)
	DKK	—	—

Options closed	USD	—	—
	DKK	(19,720)	(1,108)

Written options outstanding at the	USD	—	$—
end of the reporting period	DKK	—	—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	574,097	$8,853,695	142,659	$1,842,936

Shares issued in connection with
reinvestment of distributions	50,894	752,215	14,471	177,850

	624,991	9,605,910	157,130	2,020,786

Shares repurchased	(67,171)	(1,029,811)	(101,936)	(1,230,775)

Net increase	557,820	$8,576,099	55,194	$790,011

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	20,430	$309,904	12,862	$162,138

Shares issued in connection with
reinvestment of distributions	1,551	22,728	380	4,644

	21,981	332,632	13,242	166,782

Shares repurchased	(3,246)	(45,925)	(6,830)	(87,099)

Net increase	18,735	$286,707	6,412	$79,683

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	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	28,835	$438,047	17,108	$227,161

Shares issued in connection with
reinvestment of distributions	2,262	33,095	164	2,001

	31,097	471,142	17,272	229,162

Shares repurchased	(2,466)	(37,075)	(7,350)	(91,275)

Net increase	28,631	$434,067	9,922	$137,887

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	2,416	$37,425	828	$10,302

Shares issued in connection with
reinvestment of distributions	238	3,499	64	783

	2,654	40,924	892	11,085

Shares repurchased	(87)	(1,298)	—	—

Net increase	2,567	$39,626	892	$11,085

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	167	$2,501	—	$—

Shares issued in connection with
reinvestment of distributions	109	1,607	39	472

	276	4,108	39	472

Shares repurchased	—	—	—	—

Net increase	276	$4,108	39	$472

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	46,297	$716,171	22,606	$301,741

Shares issued in connection with
reinvestment of distributions	4,650	68,913	524	6,447

	50,947	785,084	23,130	308,188

Shares repurchased	(2,007)	(30,509)	(2,853)	(38,134)

Net increase	48,940	$754,575	20,277	$270,054

At the close of the reporting period, Putnam Investments, LLC owned the following class shares:

		Percentage of	Value at
	Shares owned	ownership	February 28, 2011

Class A	263,179	28.08%	$4,174,019

Class M	1,134	25.41	17,906

Class R	1,134	86.11	17,997

Class Y	1,143	1.40	18,185

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Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$31,665	Payables	$12,496

Equity contracts	Investments	123,890		—

Total		$155,555		$12,496

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$90,071	$90,071

Equity contracts	22,062	—	$22,062

Total	$22,062	$90,071	$112,133

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$11,190	$11,190

Equity contracts	32,368	—	$32,368

Total	$32,368	$11,190	$43,558

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $299 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $6,306,791 and $5,890,032, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

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Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

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Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

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Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Mark C. Trenchard
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter,	Robert R. Leveille
Vice Chairman	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA721
266543 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGTAX

Putnam Global Technology Fund

Semiannual report
2 | 28 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

Putnam
Global Technology
Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in technology companies worldwide

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The magnitude of technological advances since Mr. Carlson invented his photocopier is astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this sector — and the many innovations that are still to come. The fund combines the growth potential of technology stocks with Putnam’s investment expertise, research capabilities, and global reach.

The fund can invest worldwide in small entrepreneurial firms, midsize companies with significant market share in new industries and well-established giants with years of profitability.

Most areas of the economy are influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on technological innovation. The fund’s manager, with support from analysts in Putnam’s Global Equity Research group, looks across industries to find stocks that can help investors build wealth over time. Companies in the portfolio may range from computer hardware, software, storage, and security to technology consulting and Internet services.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

George Gianarikas

How did the fund perform for the six-month period ended February 28, 2011?

For the reporting period, Putnam Global Technology Fund’s class A shares at net asset value returned 28.38%, underperforming its benchmark, the MSCI World Information Technology Index (ND), which returned 30.74%. This underperformance was largely due to stock selection in the subsector of cloud computing. The fund also underperformed its Lipper peer category, Global Science/Technology Funds, which advanced 31.70%. This result is due in part to the fact that most members of the Lipper group follow different benchmarks, and some of those are focused solely in the United States. Putnam Global Technology Fund takes a global approach to finding investment opportunities.

How would you describe the investment environment for the technology sector during the period?

The global economic recovery continued, and confidence grew in its sustainability, particularly in the United States. After putting purchasing on hold during the recession, businesses started to spend on new technology equipment in the fourth quarter of 2010. Consumer spending increased, especially over the holiday period, lifting sales of smartphones and tablets. After its successful launch earlier in the year, Apple’s iPad retained its popularity and had strong holiday sales. In January, many other companies launched tablet products as competition intensified. Trends emerged in the continued expansion of wireless technology and development of next-generation technology, such as cloud computing.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

5

In the past six months, cloud computing has experienced a heightened level of interest from investors. The “cloud” is a virtual platform that allows users to access many applications without requiring a dedicated server. In other words, people can use their browser as a platform for applications, replacing the need to open multiple applications on their desktop computers. But stock prices for many companies in the cloud category have risen faster than earnings, and some saw significant multiple expansions. In our analysis, we found that the valuations of many of the stocks in this subsector were too high and not justified.

Our fundamental approach to stock investing involves identifying opportunities where investors underestimate a company’s earning power. If the company has a good fundamental position, potential for higher earnings, good management and balance sheet, competitive position, and reasonable valuation, then we consider the stock more attractive.

The competitive environment for smartphones continues to heat up, and the popularity of tablets seems limitless. How is this trend affecting the sector?

The increasing use of smartphones and tablets for personal computing has created tension between the desktop and tablet computer markets. Smartphones are already becoming the primary computer for many people, and providers are rapidly developing phone operating systems for use in tablets. The traditional vendors of desktop computers are trying to do the same, although the platforms may not be as easily adaptable from PCs to tablets. This could result in a competitive disadvantage for those firms unable to adapt.

Which holdings or strategies contributed to the fund’s performance during the period?

An overweight position in Qualcomm was a leading contributor over the past six months. The company makes chips for smartphones and derives revenues from chip sales and from royalties for companies that use the patents.

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

6

Qualcomm has also made significant investments in the development of 3G wireless technologies for faster data. As 3G technology penetration increases globally, Qualcomm’s share of the market could potentially increase. In our view, the expansion of 3G technology, with smartphones, tablets, and other technologies moving to wireless capability, represents dramatic potential for the company.

EMC was another contributor to performance. EMC provides data storage solutions and competes in the cloud-computing industry. In our view, the valuation of EMC stock is much more reasonable than it is for competing cloud storage companies. And EMC also owns the majority of VMware, which designs the software layer that allows applications to be used by multiple servers. Another contributor was glassmaker Corning. Corning is one of the leading players in glass-making globally. With the proliferation of smartphones and tablets, which utilize glass parts, we believe there is very good growth potential. SanDisk was another holding that added to performance. We believe the future of data storage is in microchips. SanDisk makes a microchip that is used in multiple applications, including tablets.

Which holdings or strategies detracted from performance?

In the area of cloud computing, we chose to have a position in Cisco, a leading provider of networking systems, rather than one of its leading competitors that did not meet the valuation metric we targeted. Unfortunately, Cisco’s stock stumbled in first quarter of 2011, due to multiple issues that had an impact on its gross margins. Still, we believe this will be a short-term concern. We do not think this is a

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

7

signal of a multi-year decline of gross margin for the company, and we still hold the stock.

An underweight position in eBay, relative to the benchmark, detracted from performance. In our view, the company’s core business was under secular pressure. Even though its PayPal business was doing well, we decided to direct some assets to invest in Google, because we found the story around Google more compelling. eBay is no longer held by the fund.

Another holding that detracted from performance was gaming software company Electronic Arts. In our view, the stock’s valuation was attractive, and we decided to hold an overweight position. Many people are increasingly using their iPads, rather than larger systems, to play electronic games. Because many firms have not introduced a major refresh or update of the hardware for the larger systems, which typically drives software sales, there was less impetus for consumers to buy new software. Electronic Arts is no longer held in the fund.

An underweight position in Research in Motion (RIM) also detracted from performance. In our view, we believe the company, with its current operating system, will have challenges trying to compete in the development of the next generation of handset platforms. RIM had a couple of months of good performance, however, which caused the underweight position to detract from the fund. Research in Motion is no longer held by the fund.

What is your outlook for the sector?

A split has taken place in the technology sector between stocks that have had major multiple expansions and other large-cap technology stocks that saw prices lag earnings, and multiples declined. The price of Apple stock, for example, rose less than earnings estimates.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

In our view, there will likely be more value in large-cap companies like Cisco, EMC, or Corning, than some of the other high-priced stocks in the cloud category. In general, the technology sector had good performance in the six-month period. While some large-cap companies underperformed, we believe there are a select group of large-cap companies that will benefit from the cloud phenomenon.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager George Gianarikas has an M.A. in Economics from Boston University and a B.A. from Boston University. George joined Putnam in 2009 and has been in the investment industry since 1998.

IN THE NEWS

Oil prices have surged in the past several months, pushed higher by political strife in Egypt and Libya and rising demand from around the globe. A barrel of Brent crude oil jumped to $111.80 on February 28, 2011, from $82.31 at the end of September 2010. With the United States showing signs of economic growth, the concern is that rising oil prices could tip the economy back into recession. If oil remains elevated for an extended period of time, consumer spending — the primary engine of GDP growth — could be significantly reduced. A more manageable price for oil today is generally considered to be between $90 and $100. This is not the first time in recent years that oil prices have exhibited significant price swings. In early July 2008, oil peaked at $146.08, but the global economic slowdown diminished worldwide demand for oil, knocking down the price to a low of $36.61 by late December of that year.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	80.71%	70.32%	77.76%	74.76%	77.75%	77.75%	78.71%	72.50%	79.75%	81.72%
Annual average	30.96	27.48	29.99	28.98	29.98	29.98	30.30	28.22	30.65	31.30

1 year	21.85	14.86	20.91	15.91	20.92	19.92	21.21	17.00	21.58	22.18

6 months	28.38	20.98	27.91	22.91	27.83	26.83	28.01	23.51	28.19	28.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

	MSCI World Information	Lipper Global Science/Technology
	Technology Index (ND)	Funds category average*

Life of fund	78.81%	113.67%
Annual average	30.33	40.87

1 year	20.84	31.45

6 months	30.74	31.70

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/11, there were 49, 48, and 38 funds, respectively, in this Lipper category.

10

Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	0.096		0.096	0.096	0.096		0.096	0.096

Capital gains — Short-term	0.284		0.284	0.284	0.284		0.284	0.284

Total	$0.380		$0.380	$0.380	$0.380		$0.380	$0.380

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$13.26	$14.07	$13.12	$13.12	$13.18	$13.66	$13.24	$13.30

2/28/11	16.62	17.63	16.38	16.37	16.47	17.07	16.57	16.69

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	75.17%	65.10%	72.23%	69.23%	72.21%	72.21%	73.18%	67.16%	74.11%	76.17%
Annual average	27.81	24.54	26.86	25.89	26.86	26.86	27.17	25.21	27.47	28.12

1 year	10.59	4.23	9.79	4.78	9.72	8.72	10.02	6.17	10.26	10.84

6 months	10.96	4.57	10.53	5.53	10.54	9.54	10.69	6.79	10.78	11.14

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.35%	3.10%	3.10%	2.85%	2.60%	2.10%

Annualized expense ratio for the six-month period
ended 2/28/11	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.98	$12.21	$12.20	$10.80	$9.39	$6.57

Ending value (after expenses)	$1,283.80	$1,279.10	$1,278.30	$1,280.10	$1,281.90	$1,285.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$10.79	$10.79	$9.54	$8.30	$5.81

Ending value (after expenses)	$1,017.80	$1,014.08	$1,014.08	$1,015.32	$1,016.56	$1,019.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Information Technology Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

15

The fund’s portfolio 2/28/11 (Unaudited)

COMMON STOCKS (95.7%)*	Shares	Value

Advertising and marketing services (0.3%)
CyberAgent, Inc. (Japan)	14	$44,968

		44,968
Commercial and consumer services (3.0%)
Automatic Data Processing, Inc.	792	39,600

Green Dot Corp. Class A † S	600	31,326

Mastercard, Inc. Class A	615	147,944

Visa, Inc. Class A	2,304	168,307

		387,177
Communications equipment (20.2%)
Alcatel-Lucent ADR (France) †	32,485	159,177

Cisco Systems, Inc. †	38,830	720,685

Corning, Inc.	18,216	420,061

Harris Corp.	555	25,896

Nokia Corp. ADR (Finland)	12,782	110,309

Qualcomm, Inc.	15,171	903,888

Telefonaktiebolaget LM Ericsson ADR (Sweden)	22,469	288,502

Wistron NeWeb Corp. (Taiwan)	4,000	13,212

		2,641,730
Computers (25.3%)
Apple, Inc. †	3,930	1,388,115

EMC Corp. †	18,351	499,331

Fujitsu, Ltd. (Japan)	12,000	81,267

Hewlett-Packard Co.	14,710	641,797

Hitachi, Ltd. (Japan)	22,000	133,658

IBM Corp.	2,642	427,687

Stratasys, Inc. †	700	31,766

Teradata Corp. †	395	18,889

Wistron Corp. (Taiwan)	553	987

Xerox Corp.	7,101	76,336

		3,299,833
Electronics (8.2%)
Compal Electronics, Inc. (Taiwan)	217	255

HTC Corp. (Taiwan)	100	3,633

Kyocera Corp. (Japan)	1,100	114,580

L-3 Communications Holdings, Inc.	1,800	142,722

LG Electronics, Inc. (South Korea)	383	37,907

Micron Technology, Inc. †	5,600	62,328

Multi-Fineline Electronix, Inc. †	700	20,034

Murata Manufacturing Co., Ltd. (Japan)	1,200	89,602

Nippon Electric Glass Co., Ltd. (Japan)	8,000	133,894

NVIDIA Corp. †	2,563	58,078

Samsung Electronics Co., Ltd. (South Korea)	61	50,136

SanDisk Corp. †	4,576	226,970

Toshiba Corp. (Japan)	19,000	124,705

		1,064,844
Energy (other) (0.6%)
First Solar, Inc. † S	538	79,296

		79,296

16

COMMON STOCKS (95.7%)* cont.	Shares	Value

Machinery (0.2%)
FLIR Systems, Inc. †	800	$25,840

		25,840
Office equipment and supplies (0.9%)
Canon, Inc. (Japan)	700	33,880

Canon, Inc. ADR (Japan)	1,612	77,827

		111,707
Photography/Imaging (0.3%)
Fuji Photo Film Cos., Ltd. (Japan)	1,100	38,720

		38,720
Publishing (0.2%)
Gannett Co., Inc.	1,505	24,848

		24,848
Regional Bells (1.0%)
Verizon Communications, Inc.	3,620	133,650

		133,650
Retail (0.4%)
Best Buy Co., Inc.	1,600	51,584

		51,584
Semiconductor (2.8%)
Applied Materials, Inc.	5,405	88,804

ASML Holding NV (NY Reg Shares) (Netherlands) S	600	26,160

ASML Holding NV (Netherlands)	1,757	76,284

Nikon Corp. (Japan)	2,200	51,800

Novellus Systems, Inc. †	1,300	51,948

Tokyo Electron, Ltd. (Japan)	1,000	65,690

		360,686
Software (19.1%)
Adobe Systems, Inc. †	6,800	234,600

Autonomy Corp. PLC (United Kingdom) †	2,401	64,175

BMC Software, Inc. †	2,636	130,482

CA, Inc.	6,300	156,114

Citrix Systems, Inc. †	801	56,198

Microsoft Corp.	33,619	893,593

Oracle Corp.	18,995	624,936

Red Hat, Inc. †	915	37,771

SAP AG (Germany)	1,068	64,450

Symantec Corp. †	9,573	172,601

Tencent Holdings, Ltd. (China)	1,100	29,300

VMware, Inc. Class A †	321	26,852

		2,491,072
Technology services (11.2%)
Accenture PLC Class A	2,778	143,011

Cap Gemini SA (France)	490	28,637

Google, Inc. Class A †	1,572	964,265

Mail.ru Group, Ltd. 144A GDR (Russia)	353	12,796

VeriSign, Inc.	3,280	115,751

Western Union Co. (The)	9,101	200,131

		1,464,591
Telecommunications (0.4%)
Sycamore Networks, Inc.	2,700	57,645

		57,645

17

COMMON STOCKS (95.7%)* cont.			Shares	Value

Toys (1.6%)
Nintendo Co., Ltd. (Japan)			500	$146,926

Nintendo Co., Ltd. ADR (Japan) S			1,825	66,886

				213,812

Total common stocks (cost $9,849,122)				$12,492,003

WARRANTS (0.4%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharti Airtel, Ltd. 144A (India) F	2/18/14	$0.00	7,206	$52,742

Total warrants (cost $53,780)				$52,742

SHORT-TERM INVESTMENTS (4.2%)*			Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]			150,550	$150,550

Putnam Money Market Liquidity Fund 0.17% [e]			396,947	396,947

Total short-term investments (cost $547,497)				$547,497

TOTAL INVESTMENTS

Total investments (cost $10,450,399)				$13,092,242

Key to holding’s abbreviations
ADR	American Depository Receipts
GDR	Global Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $13,051,270.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $3,982 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and GDR, after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

18

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	82.8%	South Korea	0.7%

Japan	9.3	Germany	0.5

Sweden	2.2	United Kingdom	0.5

France	1.5	Other	0.8

Finland	0.9	Total	100.0%

Netherlands	0.8

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $1,956,401) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Sell	3/16/11	$39,364	$39,061	$(303)

	Canadian Dollar	Buy	3/16/11	22,133	21,615	518

	Euro	Buy	3/16/11	159,945	159,827	118

	Swedish Krona	Buy	3/16/11	47,872	47,030	842

Barclays Bank PLC

	Euro	Sell	3/16/11	52,579	52,541	(38)

	Japanese Yen	Buy	3/16/11	51,456	51,710	(254)

	Swedish Krona	Buy	3/16/11	900	885	15

	Swiss Franc	Sell	3/16/11	35,212	34,970	(242)

Citibank, N.A.

	British Pound	Buy	3/16/11	62,299	61,827	472

	Canadian Dollar	Sell	3/16/11	20,795	20,356	(439)

	Euro	Sell	3/16/11	8,418	8,411	(7)

Credit Suisse AG

	Euro	Sell	3/16/11	27,187	27,157	(30)

	Japanese Yen	Buy	3/16/11	188,464	189,391	(927)

	Swiss Franc	Buy	3/16/11	47,702	47,391	311

Deutsche Bank AG

	Canadian Dollar	Buy	3/16/11	24,089	23,557	532

	Euro	Sell	3/16/11	3,312	3,310	(2)

Goldman Sachs International

	Euro	Sell	3/16/11	42,781	42,734	(47)

	Japanese Yen	Sell	3/16/11	77,759	78,139	380

	Swedish Krona	Buy	3/16/11	29,793	29,277	516

HSBC Bank USA, National Association

	Euro	Buy	3/16/11	115,094	115,012	82

	Hong Kong Dollar	Buy	3/16/11	8,142	8,145	(3)

JPMorgan Chase Bank, N.A.

	British Pound	Buy	3/16/11	60,184	59,725	459

	Canadian Dollar	Sell	3/16/11	721	705	(16)

	Euro	Sell	3/16/11	27,187	27,159	(28)

	Japanese Yen	Buy	3/16/11	116,905	117,493	(588)

	Swedish Krona	Sell	3/16/11	43,024	42,346	(678)

19

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $1,956,401) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Canadian Dollar	Sell	3/16/11	$1,338	$1,310	$(28)

	Euro	Buy	3/16/11	121,995	121,903	92

	Japanese Yen	Sell	3/16/11	24,458	24,581	123

State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/16/11	42,208	41,309	899

	Euro	Sell	3/16/11	57,961	57,902	(59)

	Swedish Krona	Sell	3/16/11	102,690	100,961	(1,729)

UBS AG

	British Pound	Buy	3/16/11	18,218	18,082	136

	Canadian Dollar	Buy	3/16/11	64,856	63,451	1,405

	Euro	Buy	3/16/11	49,405	49,383	22

Westpac Banking Corp.

	British Pound	Sell	3/16/11	51,400	51,006	(394)

	Canadian Dollar	Buy	3/16/11	34,178	33,450	728

	Euro	Sell	3/16/11	23,184	23,165	(19)

	Japanese Yen	Buy	3/16/11	18,162	18,011	151

	Swedish Krona	Sell	3/16/11	42,819	42,113	(706)

Total						$1,264

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$103,667	$33,880	$—

Communication services	191,295	—	—

Consumer cyclicals	530,495	191,894	—

Energy	79,296	—	—

Technology	10,392,130	969,346	—

Total common stocks	11,296,883	1,195,120	—

Warrants	—	52,742	—

Short-term investments	396,947	150,550	—

Totals by level	$11,693,830	$1,398,412	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,264	$—

Totals by level	$—	$1,264	$—

The accompanying notes are an integral part of these financial statements.

20

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value, including $141,868 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,902,902)	$12,544,745
Affiliated issuers (identified cost $547,497) (Notes 1 and 6)	547,497

Cash	69,883

Foreign currency (cost $44,008) (Note 1)	44,462

Dividends, interest and other receivables	17,980

Receivable for shares of the fund sold	29,744

Receivable for investments sold	48,455

Unrealized appreciation on forward currency contracts (Note 1)	7,801

Receivable from Manager (Note 2)	3,812

Total assets	13,314,379

LIABILITIES

Payable for investments purchased	43,487

Payable for shares of the fund repurchased	9,912

Payable for investor servicing fees (Note 2)	3,172

Payable for custodian fees (Note 2)	10,770

Payable for Trustee compensation and expenses (Note 2)	1,217

Payable for administrative services (Note 2)	42

Payable for auditing	23,900

Payable for distribution fees (Note 2)	5,151

Unrealized depreciation on forward currency contracts (Note 1)	6,537

Collateral on securities loaned, at value (Note 1)	150,550

Other accrued expenses	8,371

Total liabilities	263,109

Net assets	$13,051,270

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,189,169

Accumulated net investment loss (Note 1)	(27,495)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	245,908

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,643,688

Total — Representing net assets applicable to capital shares outstanding	$13,051,270

(Continued on next page)

21

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,348,823 divided by 622,763 shares)	$16.62

Offering price per class A share (100/94.25 of $16.62)*	$17.63

Net asset value and offering price per class B share ($711,594 divided by 43,447 shares)**	$16.38

Net asset value and offering price per class C share ($647,558 divided by 39,555 shares)**	$16.37

Net asset value and redemption price per class M share ($137,224 divided by 8,332 shares)	$16.47

Offering price per class M share (100/96.50 of $16.47)*	$17.07

Net asset value, offering price and redemption price per class R share
($26,770 divided by 1,616 shares)	$16.57

Net asset value, offering price and redemption price per class Y share
($1,179,301 divided by 70,680 shares)	$16.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $815)	$51,991

Interest (including interest income of $245 from investments in affiliated issuers) (Note 6)	245

Securities lending (Note 1)	68

Total investment income	52,304

EXPENSES

Compensation of Manager (Note 2)	33,697

Investor servicing fees (Note 2)	17,631

Custodian fees (Note 2)	10,285

Trustee compensation and expenses (Note 2)	407

Administrative services (Note 2)	87

Distribution fees — Class A (Note 2)	10,672

Distribution fees — Class B (Note 2)	2,745

Distribution fees — Class C (Note 2)	2,716

Distribution fees — Class M (Note 2)	473

Distribution fees — Class R (Note 2)	57

Auditing	23,903

Other	6,845

Fees waived and reimbursed by Manager (Note 2)	(30,828)

Total expenses	78,690

Expense reduction (Note 2)	(139)

Net expenses	78,551

Net investment loss	(26,247)

Net realized gain on investments (Notes 1 and 3)	436,151

Net realized gain on foreign currency transactions (Note 1)	1,871

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	861

Net unrealized appreciation of investments during the period	1,980,950

Net gain on investments	2,419,833

Net increase in net assets resulting from operations	$2,393,586

The accompanying notes are an integral part of these financial statements.

23

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment loss	$(26,247)	$(42,389)

Net realized gain on investments and foreign currency transactions	438,022	228,649

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,981,811	(311,530)

Net increase (decrease) in net assets resulting from operations	2,393,586	(125,270)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(27,298)

Class B	—	(329)

Class C	—	(202)

Class M	—	(71)

Class R	—	(17)

Class Y	—	(2,505)

Net realized short-term gain on investments

Class A	(162,378)	(427,725)

Class B	(9,831)	(18,983)

Class C	(9,959)	(7,455)

Class M	(2,571)	(3,608)

Class R	(448)	(838)

Class Y	(16,313)	(27,458)

From net realized long-term gain on investments
Class A	(54,889)	—

Class B	(3,323)	—

Class C	(3,366)	—

Class M	(869)	—

Class R	(151)	—

Class Y	(5,514)	—

Redemption fees (Note 1)	1,126	5,847

Increase from capital share transactions (Note 4)	2,994,703	2,262,787

Total increase in net assets	5,119,803	1,626,875

NET ASSETS

Beginning of period	7,931,467	6,304,592

End of period (accumulated net investment loss of $27,495
and distributions in excess of net investment income
of $1,248, respectively)	$13,051,270	$7,931,467

* Unaudited

The accompanying notes are an integral part of these financial statements.

24

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25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 28, 2011 **	$13.26	(.03)	3.77	3.74	—	(.38)	(.38)	— [e]	$16.62	28.38 *	$10,349	.70*	(.21)*	49*
August 31, 2010	13.67	(.07)	.54	.47	(.05)	(.84)	(.89)	.01	13.26	2.98	6,261	1.48	(.46)	161
August 31, 2009†	10.00	(.02)	3.69	3.67	—	—	—	— [e]	13.67	36.70 *	5,650	1.12*	(.14)*	132*

Class B
February 28, 2011 **	$13.12	(.09)	3.73	3.64	—	(.38)	(.38)	— [e]	$16.38	27.91 *	$712	1.07*	(.59)*	49*
August 31, 2010	13.60	(.17)	.53	.36	(.01)	(.84)	(.85)	.01	13.12	2.19	443	2.23	(1.19)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	— [e]	13.60	36.00 *	210	1.65*	(.70)*	132*

Class C
February 28, 2011 **	$13.12	(.09)	3.72	3.63	—	(.38)	(.38)	— [e]	$16.37	27.83 *	$648	1.07*	(.59)*	49*
August 31, 2010	13.60	(.16)	.52	.36	(.02)	(.84)	(.86)	.02	13.12	2.24	429	2.23	(1.14)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	— [e]	13.60	36.00 *	66	1.65*	(.71)*	132*

Class M
February 28, 2011 **	$13.18	(.07)	3.74	3.67	—	(.38)	(.38)	— [e]	$16.47	28.01 *	$137	.95*	(.46)*	49*
August 31, 2010	13.62	(.13)	.54	.41	(.02)	(.84)	(.86)	.01	13.18	2.50	79	1.98	(.94)	161
August 31, 2009†	10.00	(.08)	3.70	3.62	—	—	—	— [e]	13.62	36.20 *	47	1.47*	(.65)*	132*

Class R
February 28, 2011 **	$13.24	(.05)	3.76	3.71	—	(.38)	(.38)	— [e]	$16.57	28.19 *	$27	.83*	(.33)*	49*
August 31, 2010	13.64	(.10)	.55	.45	(.02)	(.84)	(.86)	.01	13.24	2.80	14	1.73	(.71)	161
August 31, 2009†	10.00	(.03)	3.67	3.64	—	—	—	— [e]	13.64	36.40 *	14	1.29*	(.28)*	132*

Class Y
February 28, 2011 **	$13.30	(.01)	3.78	3.77	—	(.38)	(.38)	— [e]	$16.69	28.52 *	$1,179	.58*	(.09)*	49*
August 31, 2010	13.69	(.03)	.55	.52	(.08)	(.84)	(.92)	.01	13.30	3.29	705	1.23	(.18)	161
August 31, 2009†	10.00	— [e]	3.69	3.69	—	—	—	— [e]	13.69	36.90 *	318	.94*	.01*	132*

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2011	0.29%

August 31, 2010	1.15

August 31, 2009	4.13

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the technology industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund had a net liability position of $3,147 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $141,868 and the fund received cash collateral of $150,550.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $10,512,318, resulting in gross unrealized appreciation and depreciation of $2,724,402 and $144,478, respectively, or net unrealized appreciation of $2,579,924.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $30,828 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $33 under the expense offset arrangements and by $106 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,369 and $3 from the sale of class A and class M shares, respectively, and received $67 and $155 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,541,473 and $4,996,636, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	191,370	$3,043,056	344,053	$5,091,358

Shares issued in connection with
reinvestment of distributions	13,510	211,977	29,344	424,896

	204,880	3,255,033	373,397	5,516,254

Shares repurchased	(54,321)	(853,082)	(314,578)	(4,376,460)

Net increase	150,559	$2,401,951	58,819	$1,139,794

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	14,021	$222,796	28,615	$412,172

Shares issued in connection with
reinvestment of distributions	821	12,724	1,275	18,359

	14,842	235,520	29,890	430,531

Shares repurchased	(5,191)	(79,628)	(11,537)	(164,591)

Net increase	9,651	$155,892	18,353	$265,940

	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	8,844	$138,543	32,628	$463,590

Shares issued in connection with
reinvestment of distributions	860	13,312	532	7,657

	9,704	151,855	33,160	471,247

Shares repurchased	(2,841)	(44,519)	(5,349)	(77,018)

Net increase	6,863	$107,336	27,811	$394,229

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	3,552	$54,969	3,650	$51,735

Shares issued in connection with
reinvestment of distributions	221	3,440	255	3,679

	3,773	58,409	3,905	55,414

Shares repurchased	(1,450)	(23,272)	(1,320)	(18,969)

Net increase	2,323	$35,137	2,585	$36,445

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	520	$8,011	3	$42

Shares issued in connection with
reinvestment of distributions	38	599	59	855

	558	8,610	62	897

Shares repurchased	(4)	(52)	—	—

Net increase	554	$8,558	62	$897

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	21,374	$343,876	44,517	$639,283

Shares issued in connection with
reinvestment of distributions	1,383	21,780	2,068	29,963

	22,757	365,656	46,585	669,246

Shares repurchased	(5,083)	(79,827)	(16,828)	(243,764)

Net increase	17,674	$285,829	29,757	$425,482

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of	Total value of
	Shares owned	ownership	owned shares

Class A	204,198	32.8%	$3,393,771

Class M	1,085	13.0	17,870

Class R	1,085	67.1	17,978

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$7,801	Payables	$6,537

Equity contracts	Investments	52,742	Payables	—

Total		$60,543		$6,537

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$566	$566

Total	$566	$566

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$32	$32

Equity contracts	(1,038)	—	(1,038)

Total	$(1,038)	$32	$(1,006)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $245 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,169,880 and $2,772,933, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Mark C. Trenchard
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter,	Robert R. Leveille
Vice Chairman	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA722
266545 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Semiannual report
2 | 28 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

Putnam Global
Telecommunications
Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies worldwide

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — over 30 years later — billions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, as words, sounds, or images, usually over great distances — has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. Under normal circumstances, the fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets.

The telecommunications sector includes telephone and wireless companies; providers of mobile devices and services such as text messaging and mobile Internet connectivity; and cable companies offering high-speed Internet access and video programming.

The fund’s manager conducts intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The fund managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Vivek Gandhi

Vivek, did the fund’s results reflect the global stock rally?

Putnam Global Telecommunications Fund’s class A shares returned 24.49% during the six months that ended February 28, 2011. This return gave the fund a significant margin of outperformance versus its benchmark, the MSCI World Telecommunications Services Index (ND), which rose 15.96% during the same period. The fund’s return was also ahead of the average 21.97% return of its Lipper peer group, the Lipper Telecommunications Funds category. We generally take the index into account as a benchmark rather than the Lipper group, because we know that many funds in the Lipper group also invest significantly in technology stocks, which is not part of our strategy.

How did you achieve this outperformance versus the index and peer group?

Above all, the results depended on active stock research and stock selections. Our goal is to find companies that generate returns above their cost of capital over a sustained period of time. This is our definition of quality. It typically requires that a company have competitive advantages including effective management teams, leading products and technologies, and favorable regulatory conditions.

Relying on fundamental research, I try to maintain a portfolio of stocks that offer high-quality businesses with solid growth characteristics at reasonable valuations. For stocks in the telecom sector, low price-earnings ratios or high dividend yields may be misleading indicators of value, masking poor businesses that have unsustainably

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

5

high levels of profitability. In a competitive market, those companies will either have to continue sacrificing growth and market share to retain high profitability or sacrifice profitability to start growing. I prefer to own stocks of companies that are growing and improving profitability at reasonable valuations rather than stocks of companies that are not growing and facing pressure on profitability, even if the stocks have cheap valuations.

During the period, the biggest theme that fueled earnings growth in the sector was convergence.

Did currency play a significant role in performance?

Not in relative results. We do not try to position the fund to benefit from foreign currency. Rather, we hedge the portfolio using forward currency contracts so that it has the same currency weightings — and currency risk — as the index. One exception is emerging-market currencies. Hedging these currencies is too expensive to be practical, and they represent only a small portion of the portfolio. It is important to remember that, reflecting the sector’s global opportunities, over half of the fund’s assets are invested outside the United States and denominated in foreign currencies. As such, the fund has a large exposure to foreign currencies, primarily the euro, the British pound sterling, and the Japanese yen.

Why is convergence a powerful force in the telecommunications sector?

Convergence — the combination of media content; personal communications; and computing on smartphones, mobile tablets and laptops, and Internet-connected television — stimulates growing demand for data traffic, and this growth is likely to exceed 30% annually for several years. Growth in data traffic can lift revenues and enhance pricing power for telecom and cable companies.

As the quality of video transmission over networks improves, more customers will want to watch videos on mobile tablets or smartphones. For example, in the United

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

6

States, the rollout of fourth-generation [4G] LTE [Long Term Evolution, a new global wireless technology standard] has begun, and it promises another major jump in data speed. The superior capabilities of 4G technologies can help telecommunications companies register millions of new customers who currently do not have smartphones, and smartphone users can generate significantly more revenue for these companies than users of basic phones.

Of course, while convergence is an opportunity, companies must manage it well by upgrading their networks. Investments in new network capacity could become a drain on companies’ balance sheets. Also, pricing will be influenced by regulators. That is why fundamental stock research is important to identify the likely winners and losers.

It appears from changes in industry weightings that the fund has increased its emphasis on cable companies.

It is a sign that companies benefiting from convergence offer some of the most attractive growth profiles in the sector. The increase over the past six months is primarily due to market price appreciation rather than purchases of additional shares.

The fund has large investments, greater than 10% of the fund’s assets, in a few holdings. Does this increase risk?

These stocks represent significant portions of the benchmark index as well. In fact, for the fund to have small weightings in these stocks might be seen as taking greater risk versus the benchmark. Vodafone Group, AT&T, and Verizon are extremely large and well-diversified companies, with a variety of businesses and customer bases, which

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

7

reduces risk to their revenues and thereby can reduce stock performance volatility over time. That being said, these holdings, as with all fund holdings, provide risk to the fund.

What were some top contributors to performance?

Our top performers were all out-of-benchmark selections that reflected the convergence theme. Kabel Deutschland, Europe’s largest cable service provider, based in Germany, did very well. The company has been growing its revenues and profits by selling bundled telephone service, Internet service, and digital television to its existing customers. It has nine million basic TV subscribers currently, of which only about a million subscribe to the company’s Internet or Pay TV services. This gap leaves significant potential for the company to cross-sell these services to its existing basic TV customer base. In Belgium, Telenet has a somewhat similar story with a strong track record, but it is further along in the process of cross-selling. Comcast, a U.S.-based company, also performed well for similar reasons. Unlike Europe, however, U.S. cable companies have generally made more progress in cross-selling to their customer base, and the growing demand for video and data traffic over the Internet helps companies like Comcast.

The fund also saw strong performance relative to the benchmark from its position in Qualcomm. This company researches and develops new technology for data transmission, and it stands to continue growing, thanks to the expansion of smartphones and mobile broadband.

Which holdings had disappointing results?

Emerging markets did not fare as well in the most recent period. In Indonesia, the fund owned both PT Telekomunikasi Indonesia and its competitor, XL Axiata. While XL Axiata contributed positively to results, Telekomunikasi detracted. We sold both stocks during the recent downturn, because we were concerned about rising inflation

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

in these markets. Higher food and energy prices hit consumers in emerging markets hard because these items represent a larger proportion of their budgets than is the case with consumers in developed markets. Higher spending on food and energy implies lower spending on telecom services, which temporarily slows down the penetration of telecom services in emerging markets.

Another detractor was Mobile Telesystems [MTS], one of Russia’s three mobile phone service providers. The Russian market is attractive, we believe, because each company controls about one third of it, and there is room for all to grow. During the period, however, MTS’s competitors cut prices, which forced MTS to also cut prices and accept lower profit margins. Although this hurt short-term performance, we favor the medium-term prospects of MTS, and we have added to the fund’s position at the company’s more recent, lower valuations.

What is your outlook for the fund in the remaining half of the fiscal year?

We anticipate continuing to invest in the same themes — convergence and growth in data traffic — that have helped the fund deliver growth during the first half of the fiscal year. In general, we believe the telecommunications sector has reasonably positive prospects because valuations are attractive and pricing power is improving. Stocks in the sector have not appreciated much in the past five to ten years. Many today offer attractive dividend yields, with the average for the sector near 5%. Investors have the opportunity to benefit from these dividends and the opportunity to participate from possible future earnings growth that can derive from convergence.

Thank you, Vivek, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a B.Eng. from Regional Engineering College in Bhopal, India. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1994.

9

IN THE NEWS

Oil prices have surged in the past several months, pushed higher by political strife in Egypt and Libya and rising demand from around the globe. A barrel of Brent crude oil jumped to $111.80 on February 28, 2011, from $82.31 at the end of September 2010. With the United States showing signs of economic growth, the concern is that rising oil prices could tip the economy back into recession. If oil remains elevated for an extended period of time, consumer spending — the primary engine of GDP growth — could be significantly reduced. A more manageable price for oil today is generally considered to be between $90 and $100. This is not the first time in recent years that oil prices have exhibited significant price swings. In early July 2008, oil peaked at $146.08, but the global economic slowdown diminished worldwide demand for oil, knocking down the price to a low of $36.61 by late December of that year.

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	50.46%	41.81%	47.99%	44.99%	48.03%	48.03%	48.79%	43.62%	49.63%	51.24%
Annual average	20.47	17.26	19.57	18.45	19.58	19.58	19.86	17.94	20.17	20.76

1 year	38.10	30.18	37.06	32.06	37.12	36.12	37.39	32.58	37.77	38.40

6 months	24.49	17.35	24.01	19.01	24.05	23.05	24.12	19.78	24.29	24.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

11

Comparative index returns For periods ended 2/28/11

	MSCI World Telecommunications	Lipper Telecommunication Funds
	Services Index (ND)	category average*

Life of fund	29.55%	67.07%
Annual average	12.53	25.83

1 year	24.52	31.15

6 months	15.96	21.97

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/11, there were 43, 42, and 42 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.326		$0.289	$0.270	$0.263		$0.292	$0.350

Capital gains — Long-term	0.197		0.197	0.197	0.197		0.197	0.197

Capital gains — Short-term	0.310		0.310	0.310	0.310		0.310	0.310

Total	$0.833		$0.796	$0.777	$0.770		$0.799	$0.857

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$11.67	$12.38	$11.56	$11.54	$11.60	$12.02	$11.65	$11.70

2/28/11	13.62	14.45	13.47	13.47	13.56	14.05	13.61	13.64

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	52.23%	43.48%	49.64%	46.64%	49.68%	49.68%	50.55%	45.32%	51.39%	53.12%
Annual average	20.19	17.12	19.29	18.24	19.31	19.31	19.61	17.77	19.90	20.50

1 year	34.23	26.49	33.23	28.23	33.29	32.29	33.65	28.92	33.92	34.63

6 months	15.83	9.20	15.32	10.32	15.34	14.34	15.53	11.46	15.63	15.91

12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	3.50%	4.25%	4.25%	4.00%	3.75%	3.25%

Annualized expense ratio for the six-month period
ended 2/28/11	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.90	$12.05	$12.05	$10.67	$9.29	$6.51

Ending value (after expenses)	$1,244.90	$1,240.10	$1,240.50	$1,241.20	$1,242.90	$1,245.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$10.84	$10.84	$9.59	$8.35	$5.86

Ending value (after expenses)	$1,017.75	$1,014.03	$1,014.03	$1,015.27	$1,016.51	$1,018.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Telecommunications Services Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

The fund’s portfolio 2/28/11 (Unaudited)

COMMON STOCKS (98.8%)*	Shares	Value

Cable television (20.0%)
Comcast Corp. Class A	14,583	$375,658

DIRECTV Class A †	5,000	229,850

Kabel Deutschland Holding AG (Germany) †	5,127	279,392

Telenet Group Holding NV (Belgium) †	5,630	252,560

Time Warner Cable, Inc.	2,800	202,104

Virgin Media, Inc. (United Kingdom)	8,200	223,368

		1,562,932
Communications equipment (3.0%)
Qualcomm, Inc.	3,900	232,362

		232,362
Regional Bells (23.5%)
AT&T, Inc.	31,066	881,653

Verizon Communications, Inc.	25,818	953,201

		1,834,854
Software (0.5%)
InterXion Holding NV (Netherlands) †	2,600	38,116

		38,116
Technology (2.7%)
Softbank Corp. (Japan)	5,000	205,946

		205,946
Technology services (2.3%)
Zon Multimedia Servicos de Telecomunicacoes e Multimedia
SGPS SA (Portugal)	34,592	181,440

		181,440
Telecommunications (44.3%)
ADTRAN, Inc.	1,900	86,412

American Tower Corp. Class A †	2,382	128,533

BT Group PLC (United Kingdom)	51,738	153,353

China Mobile, Ltd. (China)	3,500	33,024

Crown Castle International Corp. †	1,200	50,580

Hutchison Telecommunications Hong Kong Holdings, Ltd.
(Hong Kong)	476,000	165,445

Koninklijke (Royal) KPN NV (Netherlands)	19,647	318,374

M1, Ltd. (Singapore)	81,000	151,745

Mobile Telesystems ADR (Russia)	8,300	156,289

NTT DoCoMo, Inc. (Japan)	271	509,652

Sprint Nextel Corp. †	10,978	47,974

Sycamore Networks, Inc.	1,700	36,295

TDC A/S (Denmark) †	8,021	66,895

Telecity Group PLC (United Kingdom) †	10,091	78,190

Telefonica SA (Spain)	11,940	303,246

Telstra Corp., Ltd. (Australia)	13,925	39,684

Vodafone Group PLC (United Kingdom)	398,229	1,129,183

		3,454,874
Telephone (2.5%)
Swisscom AG (Switzerland)	440	194,325

		194,325

Total common stocks (cost $6,373,583)		$7,704,849

18

SHORT-TERM INVESTMENTS (1.3%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.17% [e]	97,814	$97,814

Total short-term investments (cost $97,814)		$97,814

TOTAL INVESTMENTS

Total investments (cost $6,471,397)		$7,802,663

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $7,801,772.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,193 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	42.6%	Portugal	2.3%

United Kingdom	20.3	Hong Kong	2.1

Japan	9.2	Russia	2.0

Netherlands	4.6	Singapore	1.9

Spain	3.9	Denmark	0.9

Germany	3.6	Australia	0.5

Belgium	3.2	China	0.4

Switzerland	2.5	Total	100.0%

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $3,020,927) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	3/16/11	$407	$404	$(3)

	British Pound	Buy	3/16/11	6,994	6,941	53

	Euro	Buy	3/16/11	214,871	214,712	159

	Norwegian Krone	Buy	3/16/11	8,670	8,470	200

	Swedish Krona	Buy	3/16/11	11,415	11,215	200

Barclays Bank PLC

	Australian Dollar	Buy	3/16/11	45,459	45,107	352

	British Pound	Sell	3/16/11	42,779	42,466	(313)

	Canadian Dollar	Buy	3/16/11	13,486	13,196	290

	Euro	Buy	3/16/11	46,921	46,887	34

	Hong Kong Dollar	Buy	3/16/11	36,986	36,991	(5)

19

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $3,020,927) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC cont.

	Japanese Yen	Buy	3/16/11	$10,610	$10,662	$(52)

	Norwegian Krone	Buy	3/16/11	20,426	19,585	841

	Singapore Dollar	Buy	3/16/11	13,610	13,598	12

	Swedish Krona	Buy	3/16/11	20,273	19,932	341

	Citibank, N.A.

	Australian Dollar	Sell	3/16/11	63,561	63,073	(488)

	British Pound	Sell	3/16/11	14,314	14,206	(108)

	Danish Krone	Sell	3/16/11	69,268	69,208	(60)

	Euro	Buy	3/16/11	96,050	95,965	85

	Hong Kong Dollar	Sell	3/16/11	153,441	153,488	47

	Singapore Dollar	Sell	3/16/11	30,523	30,506	(17)

	Swedish Krona	Buy	3/16/11	12,521	12,302	219

	Swiss Franc	Sell	3/16/11	51,471	51,109	(362)

	Credit Suisse AG

	British Pound	Sell	3/16/11	80,028	79,417	(611)

	Euro	Buy	3/16/11	4,278	4,273	5

	Japanese Yen	Sell	3/16/11	68,660	68,998	338

	Norwegian Krone	Buy	3/16/11	31,683	30,948	735

	Swedish Krona	Buy	3/16/11	12,821	12,595	226

	Deutsche Bank AG

	Australian Dollar	Buy	3/16/11	15,865	15,717	148

	Euro	Sell	3/16/11	9,246	9,240	(6)

	Swedish Krona	Buy	3/16/11	60,061	58,961	1,100

	Goldman Sachs International

	British Pound	Buy	3/16/11	63,275	62,793	482

	Euro	Sell	3/16/11	13,800	13,785	(15)

	Japanese Yen	Buy	3/16/11	250,118	251,340	(1,222)

	Norwegian Krone	Buy	3/16/11	9,740	9,518	222

	Swedish Krona	Buy	3/16/11	11,289	11,093	196

HSBC Bank USA, National Association

	British Pound	Sell	3/16/11	18,869	18,724	(145)

	Hong Kong Dollar	Sell	3/16/11	26,301	26,312	11

	New Zealand Dollar	Buy	3/16/11	11,360	11,623	(263)

	Singapore Dollar	Buy	3/16/11	17,464	17,454	10

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	3/16/11	14,238	14,125	113

	British Pound	Sell	3/16/11	6,181	6,134	(47)

	Canadian Dollar	Buy	3/16/11	27,487	26,950	537

	Euro	Buy	3/16/11	5,382	5,377	5

	Hong Kong Dollar	Sell	3/16/11	44,075	44,089	14

20

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $3,020,927) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank, N.A. cont.

	Japanese Yen	Sell	3/16/11	$123,308	$122,347	$(961)

	Swedish Krona	Buy	3/16/11	33,993	33,457	536

	Swiss Franc	Sell	3/16/11	100,681	99,948	(733)

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/16/11	20,441	20,080	361

	British Pound	Sell	3/16/11	50,099	49,723	(376)

	Canadian Dollar	Buy	3/16/11	17,707	17,330	377

	Euro	Buy	3/16/11	109,850	109,768	82

	Israeli Shekel	Buy	3/16/11	26,096	25,653	443

	Japanese Yen	Buy	3/16/11	19,128	18,771	357

	Swiss Franc	Buy	3/16/11	11,629	11,551	78

	State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/16/11	129,300	126,545	2,755

	Euro	Sell	3/16/11	107,918	107,354	(564)

	Israeli Shekel	Buy	3/16/11	10,179	10,011	168

	Swedish Krona	Buy	3/16/11	17,273	16,982	291

	UBS AG

	British Pound	Buy	3/16/11	69,130	68,703	427

	Canadian Dollar	Buy	3/16/11	11,839	11,582	257

	Euro	Buy	3/16/11	105,710	105,663	47

	Israeli Shekel	Buy	3/16/11	10,179	10,001	178

	Norwegian Krone	Buy	3/16/11	27,687	27,065	622

	Swiss Franc	Buy	3/16/11	15,398	15,295	103

	Westpac Banking Corp.

	Australian Dollar	Buy	3/16/11	20,339	20,180	159

	British Pound	Buy	3/16/11	40,828	40,514	314

	Canadian Dollar	Buy	3/16/11	56,105	54,911	1,194

	Euro	Buy	3/16/11	99,777	99,691	86

	Japanese Yen	Sell	3/16/11	18,218	18,313	95

	Total					$9,554

21

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Communication services	$6,147,435	$899,550	$—

Technology	451,918	205,946	—

Total common stocks	6,599,353	1,105,496	—

Short-term investments	97,814	—	—

Totals by level	$6,697,167	$1,105,496	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$9,554	$—

Totals by level	$—	$9,554	$—

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,373,583)	$7,704,849
Affiliated issuers (identified cost $97,814) (Note 6)	97,814

Dividends, interest and other receivables	6,842

Receivable for shares of the fund sold	21,761

Receivable for investments sold	384

Unrealized appreciation on forward currency contracts (Note 1)	15,905

Receivable from Manager (Note 2)	19,158

Total assets	7,866,713

LIABILITIES

Payable to custodian	13,868

Payable for investor servicing fees (Note 2)	1,955

Payable for custodian fees (Note 2)	8,358

Payable for Trustee compensation and expenses (Note 2)	1,120

Payable for administrative services (Note 2)	24

Payable for distribution fees (Note 2)	2,917

Unrealized depreciation on forward currency contracts (Note 1)	6,351

Payable for auditing fees	23,900

Payable for reports to shareholders	5,700

Other accrued expenses	748

Total liabilities	64,941

Net assets	$7,801,772

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,436,013

Distributions in excess of net investment income (Note 1)	(43,068)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	67,772

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,341,055

Total — Representing net assets applicable to capital shares outstanding	$7,801,772

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,931,285 divided by 508,972 shares)	$13.62

Offering price per class A share (100/94.25 of $13.62)*	$14.45

Net asset value and offering price per class B share ($157,343 divided by 11,679 shares)**	$13.47

Net asset value and offering price per class C share ($209,938 divided by 15,585 shares)**	$13.47

Net asset value and redemption price per class M share ($18,367 divided by 1,354 shares)	$13.56

Offering price per class M share (100/96.50 of $13.56)*	$14.05

Net asset value, offering price and redemption price per class R share
($14,964 divided by 1,099 shares)***	$13.61

Net asset value, offering price and redemption price per class Y share
($469,875 divided by 34,438 shares)	$13.64

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $1,393)	$77,653

Interest (including interest income of $147 from investments in affiliated issuers) (Note 6)	147

Total investment income	77,800

EXPENSES

Compensation of Manager (Note 2)	18,565

Investor servicing fees (Note 2)	9,805

Custodian fees (Note 2)	8,061

Trustee compensation and expenses (Note 2)	210

Administrative services (Note 2)	55

Distribution fees — Class A (Note 2)	6,504

Distribution fees — Class B (Note 2)	459

Distribution fees — Class C (Note 2)	834

Distribution fees — Class M (Note 2)	57

Distribution fees — Class R (Note 2)	34

Auditing	23,902

Other	4,024

Fees waived and reimbursed by Manager (Note 2)	(30,363)

Total expenses	42,147

Expense reduction (Note 2)	(15)

Net expenses	42,132

Net investment income	35,668

Net realized gain on investments (Notes 1 and 3)	102,490

Net realized gain on foreign currency transactions (Note 1)	47,543

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	31,576

Net unrealized appreciation of investments during the period	999,483

Net gain on investments	1,181,092

Net increase in net assets resulting from operations	$1,216,760

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income	$35,668	$96,281

Net realized gain on investments
and foreign currency transactions	150,033	233,514

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,031,059	157,755

Net increase in net assets resulting from operations	1,216,760	487,550

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(132,742)	(129,581)

Class B	(1,804)	(1,049)

Class C	(3,544)	(969)

Class M	(317)	(569)

Class R	(302)	(368)

Class Y	(11,554)	(5,351)

Net realized short-term gain on investments

Class A	(125,175)	—

Class B	(1,935)	—

Class C	(4,069)	—

Class M	(374)	—

Class R	(320)	—

Class Y	(10,233)	—

From net realized long-term gain on investments
Class A	(79,546)	—

Class B	(1,230)	—

Class C	(2,586)	—

Class M	(237)	—

Class R	(204)	—

Class Y	(6,503)	—

Redemption fees (Note 1)	442	55

Increase from capital share transactions (Note 4)	2,768,822	504,703

Total increase in net assets	3,603,349	854,421

NET ASSETS

Beginning of period	4,198,423	3,344,002

End of period (including distributions in excess of net investment income of $43,068 and undistributed net investment
income of $71,527, respectively)	$7,801,772	$4,198,423

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
February 28, 2011**	$11.67	.08	2.71	2.79	(.33)	(.51)	(.84)	—	$13.62	24.49 *	$6,931	.70*	.61*	20*
August 31, 2010	10.56	.28	1.22	1.50	(.39)	—	(.39)	—	11.67	14.46	3,636	1.48	2.53	80
August 31, 2009†	10.00	.26 [f]	.30	.56	—	—	—	—	10.56	5.60 *	3,193	1.02*	2.79*[f]	45*

Class B
February 28, 2011**	$11.56	.03	2.68	2.71	(.29)	(.51)	(.80)	—	$13.47	24.01 *	$157	1.08*	.23*	20*
August 31, 2010	10.50	.15	1.27	1.42	(.36)	—	(.36)	—	11.56	13.65	40	2.23	1.38	80
August 31, 2009†	10.00	.24 [f]	.26	.50	—	—	—	—	10.50	5.00 *	21	1.55*	2.57*[f]	45*

Class C
February 28, 2011**	$11.54	.03	2.68	2.71	(.27)	(.51)	(.78)	—	$13.47	24.05 *	$210	1.08*	.25*	20*
August 31, 2010	10.50	.27	1.14	1.41	(.37)	—	(.37)	—	11.54	13.65	135	2.23	2.43	80
August 31, 2009†	10.00	.21 [f]	.29	.50	—	—	—	—	10.50	5.00 *	11	1.55*	2.25*[f]	45*

Class M
February 28, 2011**	$11.60	.05	2.68	2.73	(.26)	(.51)	(.77)	—	$13.56	24.12 *	$18	.95*	.38*	20*
August 31, 2010	10.52	.20	1.25	1.45	(.37)	—	(.37)	—	11.60	13.95	12	1.98	1.80	80
August 31, 2009†	10.00	.23 [f]	.29	.52	—	—	—	—	10.52	5.20 *	11	1.37*	2.43*[f]	45*

Class R
February 28, 2011**	$11.65	.07	2.69	2.76	(.29)	(.51)	(.80)	—	$13.61	24.29 *	$15	.83*	.52*	20*
August 31, 2010	10.54	.26	1.22	1.48	(.37)	—	(.37)	—	11.65	14.22	12	1.73	2.32	80
August 31, 2009†	10.00	.24 [f]	.30	.54	—	—	—	—	10.54	5.40 *	11	1.19*	2.60*[f]	45*

Class Y
February 28, 2011**	$11.70	.09	2.71	2.80	(.35)	(.51)	(.86)	—	$13.64	24.56 *	$470	.58*	.70*	20*
August 31, 2010	10.57	.35	1.20	1.55	(.42)	—	(.42)	—	11.70	14.87	363	1.23	3.17	80
August 31, 2009†	10.00	.33 [f]	.24	.57	—	—	—	—	10.57	5.70 *	98	.84*	3.42*[f]	45*

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2 ):

Percentage of
average net assets

February 28, 2011	0.51%

August 31, 2010	2.64

August 31, 2009	5.90

e Includes amounts paid through expense offset and/or brokerage/service arrangements.

f Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the telecommunication industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant

28

extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,500,000 on forward currency contracts for the reporting period.

29

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,943 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $6,475,248, resulting in gross unrealized appreciation and depreciation of $1,357,505 and $30,090, respectively, or net unrealized appreciation of $1,327,415.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

30

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $30,363 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $15 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

31

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,331 and no monies from the sale of class A and class M shares, respectively, and received $13 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,614,830 and $1,122,769, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	184,651	$2,409,501	50,562	$557,690

Shares issued in connection with
reinvestment of distributions	26,136	326,699	11,737	129,581

	210,787	2,736,200	62,299	687,271

Shares repurchased	(13,320)	(175,516)	(53,334)	(561,354)

Net increase	197,467	$2,560,684	8,965	$125,917

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	9,576	$122,503	3,195	$36,457

Shares issued in connection with
reinvestment of distributions	383	4,742	95	1,049

	9,959	127,245	3,290	37,506

Shares repurchased	(1,721)	(22,734)	(1,883)	(20,397)

Net increase	8,238	$104,511	1,407	$17,109

32

	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	3,987	$51,703	12,909	$138,769

Shares issued in connection with
reinvestment of distributions	774	9,580	88	969

	4,761	61,283	12,997	139,738

Shares repurchased	(873)	(11,044)	(2,303)	(24,916)

Net increase	3,888	$50,239	10,694	$114,822

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	246	$3,303	547	$6,356

Shares issued in connection with
reinvestment of distributions	75	928	52	569

	321	4,231	599	6,925

Shares repurchased	—	—	(566)	(6,129)

Net increase	321	$4,231	33	$796

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	66	826	33	368

	66	826	33	368

Shares repurchased	—	—	—	—

Net increase	66	$826	33	$368

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	18,798	$244,831	23,490	$264,108

Shares issued in connection with
reinvestment of distributions	2,260	28,290	484	5,351

	21,058	273,121	23,974	269,459

Shares repurchased	(17,689)	(224,790)	(2,149)	(23,768)

Net increase	3,369	$48,331	21,825	$245,691

At February 28, 2011, Putnam Investments, LLC owned the following shares:

		Percentage of	Value as
	Shares owned	ownership	of 2/28/11

Class A	285,928	56.2%	$3,894,338

Class M	1,097	81.0	14,890

Class R	1,099	100.0	14,964

Class Y	1,109	3.2	15,135

33

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$15,905	Payables	$6,351

Total		$15,905		$6,351

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$48,050	$48,050

Total	$48,050	$48,050

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$31,307	$31,307

Total	$31,307	$31,307

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $147 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,525,291 and $1,530,870, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

34

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

35

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Mark C. Trenchard
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter,	Robert R. Leveille
Vice Chairman	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA723
266551 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011